UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2015

Date of reporting period: JUNE 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following are the June 30, 2015 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of six series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on August 18, 2015.

DODGE & COX FUNDS®

2015

Semi-Annual Report

June 30, 2015

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

06/15 SF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of 1.4% for the six months ending June 30, 2015, compared to a return of 1.2% for the S&P 500 Index. On June 30, the Fund had net assets of $59.9 billion with net cash of 0.7%.

MARKET COMMENTARY

U.S. equity markets modestly appreciated during the first half of 2015: the S&P 500 rose to a record high in May before retreating to end the period up slightly. After moderating in the first quarter, U.S. economic activity expanded in recent months: labor market conditions improved, household spending grew, and the housing sector reached multi-year highs in existing home sales and building permits. However, these positive developments were tempered by concerns about Greece’s sovereign debt crisis and potential exit from the Eurozone. The escalating situation in Greece could continue to create market volatility.

Indicative of a stronger U.S. economy, longer-term U.S. Treasury rates rose over the six-month period ended June 30. Despite the increase, interest rates remained low in the United States and around the world compared to historical averages. The U.S. Federal Reserve (Fed) reaffirmed its target range for the federal funds rate and its intention to raise rates slowly. Many investors now expect the Fed to begin increasing rates in the second half of 2015. We believe the Fund is well positioned to benefit from a future normalization of interest rates.

INVESTMENT STRATEGY: THE IMPORTANCE OF CAPITAL ALLOCATION

As long-term investors, we look beyond readily available short-term information and consider ourselves part-owners of companies in which we invest. Our global industry analysts thoroughly research each company and evaluate its financial staying power. As part of our analysis, we assess the strength and depth of management teams and attempt to identify potential risks to their business models and our financial projections. In assessing corporate governance, we evaluate the extent to which management is running the company for the benefit of long-term shareholders.

Each investment opportunity is valued on its potential to generate future earnings and cash flow. Importantly, the company’s executive management team—not shareholders—ultimately determines how cash from operations is deployed (e.g., dividends, share repurchases, debt reduction, capital expenditures, acquisitions). As a result, we incorporate each company’s capital allocation track record and plans into our bottom-up research process.

Accelerating Merger & Acquisition (M&A) Activity

From 2008 through 2013, many U.S. corporations focused on improving their balance sheets as a top priority. Such improvements included lowering debt levels, increasing debt coverage ratios, and holding a higher percentage of assets in cash. Consequently, M&A activity ebbed.

More recently, with corporations in stronger financial positions, M&A activity has accelerated due to an improved lending environment, moderating earnings growth, and strong cash positions. The volume of M&A transactions was high in 2014 and, in the second quarter of 2015, exceeded that of each quarter since 2007. A number of Fund holdings across multiple industries are involved in pending transactions, including Baker Hughes, BB&T, Danaher, FedEx, General Electric, Pfizer, and Time Warner Cable.

M&A activity may affect the portfolio, even when it does not involve portfolio holdings. For example, within the Health Care sector (18.2% of the Fund(a)), industry dynamics are driving increased consolidation in the Heath Care Providers and Services industry (Health Care Services). On June 30, the Fund was overweight Health Care Services (6.0% compared to 3.1% of the S&P 500).

Health Care Services

In 2013, we established positions in Health Care Services by purchasing Cigna, UnitedHealth Group, and Express Scripts based on their attractive valuations and improving fundamentals. Industry growth prospects were and continue to be favorable: the Affordable Care Act increased access for previously uninsured citizens, demographic trends are encouraging (e.g., aging population, lengthening life expectancy), and new and improved treatments are being developed.

Industry dynamics are contributing to rising M&A activity in Health Care Services. Elevated regulatory burdens, combined with the need for better data analytics, are driving the need for more sophisticated IT infrastructure. The evolution of value-based pricing systems and consumer-driven health care has increased the advantage of scale players. Furthermore, economies of scale are important in cost-conscious environments: purchasing power is essential in procuring everything from pharmaceuticals to hospital stays to doctor visits.

Concentration among pharmacy benefit managers (PBMs) has created economies of scale in negotiating drug prices, which helps lower treatment costs. Most recently, UnitedHealth’s OptumRx announced plans to acquire Catamaran. If the deal is successful, the three largest PBMs (Express Scripts, CVS, and OptumRx) will manage over 75% of all prescriptions in the United States, compared to only 44% in 2007. One company that should benefit from further industry consolidation is Express Scripts(b) (the Fund’s largest Health Care Services holding).

Express Scripts

Over the past decade, Express Scripts has benefited significantly from three industry trends: increased generic penetration, mail order pharmacy growth, and industry consolidation. Past rounds of mergers—CVS/Caremark, Express Scripts/Medco Health Solutions (Medco), and SXC Health Solutions/Catalyst Health—created an oligopolistic market structure where the top three players now control over 65% of industry volumes. Following its merger with

PAGE 2 ▪ DODGE & COX STOCK FUND

Medco in 2012, Express Scripts became the largest PBM in the United States. The company now generates over $100 billion in annual revenue and manages 1.3 billion claims, or 30% of all U.S. prescription claims. Today, the company operates three vertically integrated businesses: a basic pharmacy benefit manager, a mail order pharmacy, and a specialty pharmacy. Express Scripts has achieved measurable growth by providing patients with generic drugs. With multiple equivalent treatments available, the company has used its buying power to save money for customers and generate profits; its mission is well aligned with customers looking to reduce health care and pharmacy cost trends. This strategy has boosted generic drug penetration to high levels.

The upcoming challenge for Express Scripts is in specialty drugs, which are used to treat chronic, complex diseases, including cancer, hepatitis, and multiple sclerosis. In the United States, this segment accounts for only 1% of volume, yet 25 to 30% of all drug spending. Biotech companies have maintained pricing power in this segment as disease complexity necessitates innovative and unique therapies. However, at over ten times the price of the average prescription, a need exists to manage the costs of these drugs, which we view as an attractive long-term growth opportunity. Express Scripts, with 30% market share in specialty drugs, is best positioned to help patients receive needed treatments cost effectively. Given the emergence of biosimilars and substitute treatments for older biotech drugs, Express Scripts’ strategy has the potential to influence prices in this segment.

During the second quarter, we increased the Fund’s position in Express Scripts after weighing the company’s fundamental outlook against its valuation. We believe Express Scripts’ strong business franchise, significant scale advantage, financial stability, growth opportunities, and reasonable valuation at 15.5 times forward earnings present an attractive investment opportunity. On June 30, Express Scripts was a 2.4% position in the Fund.

IN CLOSING

Despite trading above their long-term average, U.S. equity market valuations remain reasonable in our opinion: the S&P 500 traded at 17.5 times forward estimated earnings with a 2.1% dividend yield at June 30. Given higher starting valuations, we continue to have a more tempered outlook for long-term equity returns. Corporate balance sheets and cash flows continue to be strong. Over our three- to five-year investment horizon, we continue to believe the Fund’s portfolio is well positioned to benefit from long-term global growth opportunities. Acknowledging that markets can be volatile in the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2015

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2015.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the S&P 500 by 0.1 percentage points year to date.

Key Contributors to Relative Results

▪	Returns from holdings in the Financials sector (up 5% compared to flat for the S&P 500 sector) contributed to results. Charles Schwab (up 9%) and Capital One (up 8%) were particularly strong.
▪

The Fund’s average overweight position (18% versus 15%) and holdings in the Health Care sector (up 12% compared to up 10% for the S&P 500 sector) aided performance. Key contributors included Cigna (up 57%), UnitedHealth Group (up 22%), and Sanofi (up 11%).

▪	The Fund’s underweight position in the Utilities sector (no holdings versus average 3% for the S&P 500 sector), the weakest sector of the market (down 11%), helped results.
▪	Additional contributors included Celanese (up 21%) and Time Warner Cable (up 19%).

Key Detractors from Relative Results

▪

The Fund’s average overweight position (23% versus 20%) and holdings in the Information Technology sector (down 6% compared to up 1% for the S&P 500 sector) hurt returns. Hewlett-Packard (down 24%), NetApp (down 23%), and EMC (down 10%) performed poorly.

▪	Returns from holdings in the Consumer Discretionary sector (up 3% compared to up 7% for the S&P 500 sector) detracted from results. Twenty-First Century Fox (down 15%) was particularly weak.
▪	Additional detractors included National Oilwell Varco (down 25%), Wal-Mart (down 16%), and Apache (down 7%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 27 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2015

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	4.55%	17.80%	7.20%	11.00%
S&P 500	7.43	17.35	7.90	8.91

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market.

S&P 500® is a trademark of McGraw Hill Financial.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2015	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,013.50	$2.61
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.20	2.62
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX STOCK FUND ▪ PAGE 5

FUND INFORMATION	June 30, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$180.47
Total Net Assets (billions)	$59.9
Expense Ratio	0.52%
Portfolio Turnover Rate (1/1/15 to 6/30/15, unannualized)	7%
30-Day SEC Yield(a)	1.30%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 27 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Equity Securities	64	502
Median Market Capitalization (billions)	$48	$18
Weighted Average Market Capitalization (billions)	$114	$135
Price-to-Earnings Ratio(b)	14.9x	17.5x
Foreign Securities not in the S&P 500(c)	10.0%	0.0%

TEN LARGEST HOLDINGS (%)(d)	Fund
Capital One Financial Corp.	4.2
Wells Fargo & Co.	4.0
Hewlett-Packard Co.	3.6
Microsoft Corp.	3.6
Time Warner Cable, Inc.	3.4
Time Warner, Inc.	3.3
Novartis AG (Switzerland)	3.2
Charles Schwab Corp.	3.2
Bank of America Corp.	3.0
Comcast Corp.	2.7

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)	Fund	S&P 500
Financials	25.3	16.5
Information Technology	22.3	19.7
Health Care	18.2	15.4
Consumer Discretionary	15.3	12.9
Energy	8.6	7.9
Industrials	5.6	10.1
Consumer Staples	2.2	9.4
Materials	1.0	3.0
Telecommunication Services	0.8	2.3
Utilities	0.0	2.8

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)	Foreign securities are U.S. dollar denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

PAGE 6 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

COMMON STOCKS: 99.3%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.3%
CONSUMER DURABLES & APPAREL: 0.7%
Coach, Inc.	10,116,700	$350,138,987
NVR, Inc.(a)	52,900	70,886,000

		421,024,987
MEDIA: 11.9%
Comcast Corp., Class A	26,799,897	1,611,745,806
DISH Network Corp., Class A(a)	6,819,649	461,758,434
News Corp., Class A(a)	4,926,406	71,876,263
Time Warner Cable, Inc.	11,519,110	2,052,359,829
Time Warner, Inc.	22,409,432	1,958,808,451
Time, Inc.	999,517	22,998,886
Twenty-First Century Fox, Inc.	28,214,826	918,251,512

		7,097,799,181
RETAILING: 2.7%
CarMax, Inc.(a)	309,392	20,484,845
Liberty Interactive Corp. QVC Group, Series A(a)	13,101,375	363,563,156
Target Corp.	9,640,686	786,969,198
The Priceline Group, Inc.(a)	402,000	462,850,740

		1,633,867,939

		9,152,692,107
CONSUMER STAPLES: 2.2%
FOOD & STAPLES RETAILING: 2.2%
Wal-Mart Stores, Inc.	18,730,350	1,328,543,726

ENERGY: 8.6%
Apache Corp.(c)	18,108,645	1,043,601,211
Baker Hughes, Inc.	16,018,450	988,338,365
Chevron Corp.	6,792,280	655,251,252
National Oilwell Varco, Inc.	11,246,672	542,989,324
Schlumberger, Ltd.(b) (Curacao/United States)	18,575,245	1,601,000,367
Weatherford International PLC(a),(b) (Ireland)	24,773,700	303,973,299

		5,135,153,818
FINANCIALS: 25.3%
BANKS: 10.6%
Bank of America Corp.	105,461,800	1,794,959,836
BB&T Corp.	15,935,244	642,349,685
JPMorgan Chase & Co.	16,756,400	1,135,413,664
SunTrust Banks, Inc.	8,620,133	370,838,122
Wells Fargo & Co.	43,050,341	2,421,151,178

		6,364,712,485
DIVERSIFIED FINANCIALS: 12.2%
Bank of New York Mellon Corp.	34,467,838	1,446,615,161
Capital One Financial Corp.(c)	28,369,211	2,495,639,492
Charles Schwab Corp.	58,105,900	1,897,157,635
Goldman Sachs Group, Inc.	6,863,400	1,433,009,286

		7,272,421,574
INSURANCE: 2.5%
AEGON NV(b) (Netherlands)	67,966,891	502,954,993
MetLife, Inc.	17,801,700	996,717,183

		1,499,672,176

		15,136,806,235
HEALTH CARE: 18.2%
HEALTH CARE EQUIPMENT & SERVICES: 6.6%
Cigna Corp.	6,094,784	987,355,008
Express Scripts Holding Co.(a)	16,294,028	1,449,190,850
Medtronic PLC(b) (Ireland)	4,690,000	347,529,000
UnitedHealth Group, Inc.	9,585,600	1,169,443,200

		3,953,518,058

	SHARES	VALUE
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 11.6%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	5,717,547	$238,135,833
Merck & Co., Inc.	14,556,500	828,701,545
Novartis AG ADR(b) (Switzerland)	19,580,700	1,925,566,038
Pfizer, Inc.	27,821,064	932,840,276
Roche Holding AG ADR(b) (Switzerland)	40,919,500	1,435,046,865
Sanofi ADR(b) (France)	31,918,929	1,580,944,553

		6,941,235,110

		10,894,753,168
INDUSTRIALS: 5.6%
CAPITAL GOODS: 2.0%
Danaher Corp.	6,510,000	557,190,900
General Electric Co.	19,714,475	523,813,601
Koninklijke Philips NV(b) (Netherlands)	2,860,498	72,828,279
NOW, Inc.(a)	1,953,229	38,888,789

		1,192,721,569
COMMERCIAL & PROFESSIONAL SERVICES: 1.5%
ADT Corp.(c)	11,169,337	374,954,643
Tyco International PLC(b) (Ireland)	13,160,975	506,434,318

		881,388,961
TRANSPORTATION: 2.1%
FedEx Corp.	7,624,299	1,299,180,550

		3,373,291,080
INFORMATION TECHNOLOGY: 22.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.9%
Maxim Integrated Products, Inc.(c)	15,856,840	548,250,243

SOFTWARE & SERVICES: 10.8%
Cadence Design Systems, Inc.(a)	7,999,300	157,266,238
eBay, Inc.(a)	14,174,109	853,848,326
Google, Inc., Class A(a)	795,200	429,439,808
Google, Inc., Class C(a)	1,882,353	979,783,560
Microsoft Corp.	48,967,900	2,161,932,785
Symantec Corp.(c)	53,861,000	1,252,268,250
Synopsys, Inc.(a),(c)	12,517,969	634,035,130

		6,468,574,097
TECHNOLOGY, HARDWARE & EQUIPMENT: 10.6%
Cisco Systems, Inc.	25,168,211	691,119,074
Corning, Inc.	26,627,100	525,352,683
EMC Corp.	43,010,400	1,135,044,456
Hewlett-Packard Co.	72,846,595	2,186,126,316
Juniper Networks, Inc.	13,509,776	350,848,883
NetApp, Inc.(c)	21,394,000	675,194,640
TE Connectivity, Ltd.(b) (Switzerland)	12,576,575	808,673,772

		6,372,359,824

		13,389,184,164
MATERIALS: 1.0%
Celanese Corp., Series A(c)	8,030,571	577,237,443

TELECOMMUNICATION SERVICES: 0.8%
Sprint Corp.(a)	102,018,052	465,202,317

TOTAL COMMON STOCKS (Cost $41,215,301,723)		$59,452,864,058

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

SHORT-TERM INVESTMENTS: 0.9%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	59,794,297	59,794,297

REPURCHASE AGREEMENT: 0.8%
Fixed Income Clearing Corporation(d) 0.01%, dated 6/30/15, due 7/1/15, maturity value $497,465,138	497,465,000	497,465,000

TOTAL SHORT-TERM INVESTMENTS (Cost $557,259,297)		$557,259,297

TOTAL INVESTMENTS (Cost $41,772,561,020)	100.2%	$60,010,123,355
OTHER ASSETS LESS LIABILITIES	(0.2%)	(139,771,519)

NET ASSETS	100.0%	$59,870,351,836

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	See Note 9 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 1.50%, 10/31/19-11/30/19 and Freddie Mac 1.87%, 12/24/19. Total collateral value is $507,415,763.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

PAGE 8 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2015
ASSETS:
Investments, at value
Unaffiliated issuers (cost $37,146,949,629)	$53,452,543,515
Affiliated issuers (cost $4,625,611,391)	6,557,579,841

60,010,123,356
Receivable for investments sold	106,397,218
Receivable for Fund shares sold	25,520,733
Dividends and interest receivable	64,292,426
Prepaid expenses and other assets	201,403

60,206,535,136

LIABILITIES:
Payable for investments purchased	200,734,355
Payable for Fund shares redeemed	108,175,900
Management fees payable	25,115,213
Accrued expenses	2,157,832

336,183,300

NET ASSETS	$59,870,351,836

NET ASSETS CONSIST OF:
Paid in capital	$40,283,063,884
Undistributed net investment income	7,256,148
Undistributed net realized gain	1,342,469,469
Net unrealized appreciation	18,237,562,335

$59,870,351,836

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	331,753,044
Net asset value per share	$180.47

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2015
INVESTMENT INCOME:
Dividends (net of foreign taxes of $20,876,250)
Unaffiliated issuers	$558,505,536
Affiliated issuers	71,151,177
Interest	10,946

629,667,659

EXPENSES:
Management fees	149,597,994
Custody and fund accounting fees	367,793
Transfer agent fees	2,605,382
Professional services	154,395
Shareholder reports	605,405
Registration fees	171,471
Trustees’ fees	118,750
Miscellaneous	2,749,380

156,370,570

NET INVESTMENT INCOME	473,297,089

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain
Unaffiliated issuers	1,167,138,287
Affiliated issuers	177,959,100
Net change in unrealized appreciation/depreciation	(1,004,176,685)

Net realized and unrealized gain	340,920,702

NET INCREASE IN NET ASSETS FROM OPERATIONS	$814,217,791

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$473,297,089	$919,834,389
Net realized gain	1,345,097,387	2,333,359,854
Net change in unrealized appreciation/depreciation	(1,004,176,685)	2,407,499,870

	814,217,791	5,660,694,113

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(485,424,325)	(908,453,128)
Net realized gain	(455,782,420)	(840,004,493)

Total distributions	(941,206,745)	(1,748,457,621)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	4,077,080,427	9,175,796,977
Reinvestment of distributions	881,917,338	1,609,896,035
Cost of shares redeemed	(5,221,778,000)	(9,285,324,011)

Net increase/(decrease) from Fund share transactions	(262,780,235)	1,500,369,001

Total increase/(decrease) in net assets	(389,769,189)	5,412,605,493

NET ASSETS:
Beginning of period	60,260,121,025	54,847,515,532

End of period (including undistributed net investment income of $7,256,148 and $19,383,384, respectively)	$59,870,351,836	$60,260,121,025

SHARE INFORMATION:
Shares sold	22,659,051	52,472,086
Distributions reinvested	4,972,360	9,034,682
Shares redeemed	(28,923,244)	(53,255,380)

Net increase/(decrease) in shares outstanding	(1,291,833)	8,251,388

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 9

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

PAGE 10 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$59,452,864,058	$—
Short-term Investments
Money Market Fund	59,794,297	—
Repurchase Agreement	—	497,465,000

Total	$59,512,658,355	$497,465,000

(a)

There were no transfers between Level 1 and Level 2 during the period. There were no Level 3 securities at June 30, 2015 and December 31, 2014, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales and net short-term realized gain (loss). At June 30, 2015, the cost of investments for federal income tax purposes was $41,774,891,200.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Ordinary income	$485,424,325	$908,453,128
	($1.460 per share)	($2.800 per share)

Long-term capital gain	$455,782,420	$840,004,493
	($1.367 per share)	($2.560 per share)

At June 30, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$19,662,388,678
Unrealized depreciation	(1,427,156,522)

Net unrealized appreciation	18,235,232,156
Undistributed ordinary income	7,385,084
Undistributed long-term capital gain	1,344,670,712

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2015, amounted to $90,028 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

DODGE & COX STOCK FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2015, purchases and sales of securities, other than short-term securities, aggregated $3,863,616,218 and $4,298,533,902, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. There was no impact to these financial statements as a result of applying this ASU.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 12 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 9—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2015. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
ADT Corp.	11,819,337	—	(650,000)	11,169,337	$4,922,122		$374,954,643
AOL, Inc.	7,100,754	—	(7,100,754)	—	—	(b)	—
Apache Corp.	18,390,028	918,617	(1,200,000)	18,108,645	9,609,323		—	(c)
Capital One Financial Corp.	28,169,211	420,000	(220,000)	28,369,211	19,858,448		2,495,639,492
Celanese Corp., Series A	9,220,971	—	(1,190,400)	8,030,571	5,071,534		577,237,443
Maxim Integrated Products, Inc.	16,326,840	500,000	(970,000)	15,856,840	9,011,430		548,250,243
NetApp, Inc.	19,794,000	1,600,000	—	21,394,000	6,779,520		675,194,640
Symantec Corp.	51,921,000	1,940,000	—	53,861,000	15,898,800		1,252,268,250
Synopsys, Inc.	13,627,969	—	(1,110,000)	12,517,969	—	(b)	634,035,130

					$71,151,177		$6,557,579,841

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2015(a)		2014	2013	2012	2011	2010

Net asset value, beginning of period	$180.94		$168.87	$121.90	$101.64	$107.76	$96.14
Income from investment operations:
Net investment income	1.42		2.83	2.11	1.98	1.76	1.23
Net realized and unrealized gain (loss)	0.94		14.60	46.97	20.26	(6.13)	11.62

Total from investment operations	2.36		17.43	49.08	22.24	(4.37)	12.85

Distributions to shareholders from:
Net investment income	(1.46)		(2.80)	(2.11)	(1.98)	(1.75)	(1.23)
Net realized gain	(1.37)		(2.56)	—	—	—	—

Total distributions	(2.83)		(5.36)	(2.11)	(1.98)	(1.75)	(1.23)

Net asset value, end of period	$180.47		$180.94	$168.87	$121.90	$101.64	$107.76

Total return	1.35%		10.43%	40.55%	22.01%	(4.08)%	13.48%
Ratios/supplemental data:
Net assets, end of period (millions)	$59,870		$60,260	$54,848	$39,841	$36,562	$43,038
Ratio of expenses to average net assets	0.52	%(b)	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.58	%(b)	1.62%	1.45%	1.72%	1.62%	1.25%
Portfolio turnover rate	7%		17%	15%	11%	16%	12%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 13

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 14 ▪ DODGE & COX STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director - Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX STOCK FUND ▪ PAGE 15

Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Semi-Annual Report

June 30, 2015

Global Stock Fund

ESTABLISHED 2008

TICKER:  DODWX

6/15 GSF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Stock Fund had a total return of 2.2%, compared to a return of 2.6% for the MSCI World Index for the six months ending June 30, 2015. On June 30, the Fund had net assets of $6.5 billion with net cash of 1.7%.

MARKET COMMENTARY

During the first half of 2015, global equity markets were strong: most developed and emerging markets appreciated in local currency terms. However, the U.S. dollar’s appreciation against both developed and emerging market currencies was a headwind to performance: the MSCI World was up 4% in local currency versus up 3% in U.S. dollars; the MSCI Emerging Markets Index was up 6% in local currency versus up 3% in U.S. dollars. Among other currencies, the U.S. dollar was particularly strong against the euro (up 9%), and the Fund’s partial hedge of euro exposures helped mitigate the negative currency impact on returns.

Every region of the MSCI World generated positive returns in local currency. In the United States, equity markets modestly appreciated during the first half of 2015: the S&P 500 rose to a record high in May before retreating to end the period up 1%. After moderating in the first quarter, U.S. economic activity expanded in recent months: labor market conditions improved, household spending grew, and existing home sales and building permits reached multi-year highs. Indicative of a stronger U.S. economy, longer-term U.S. Treasury rates rose over the six-month period ended June 30. Despite the increase, interest rates remained low in the United States and around the world compared to historical averages. The U.S. Federal Reserve (Fed) reaffirmed its target range for the federal funds rate and its intention to raise rates slowly. Many investors now expect the Fed to begin increasing rates in the second half of 2015.

Japan (up 16% in local currency)—the strongest region of the market—showed signs of economic progress supported by its aggressive stimulus program, increased capital expenditures, and improving business sentiment. In Europe (up 10% in local currency), the European Central Bank substantially expanded its quantitative easing program, and manufacturing activity in the Eurozone strengthened to its highest level in four years. The sovereign debt crisis in Greece (down 19% in local currency) intensified further in the midst of tense negotiations with creditors. Concerns about Greece could continue to create volatility for markets and the euro.

In emerging markets, China (up 15% in local currency) was one of the best-performing countries for the six-month period, benefiting from stimulus measures (e.g., rate cuts, liquidity initiatives) and the government’s efforts to further liberalize capital markets. The Chinese equity market, however, has declined meaningfully from its peak in mid-June.

INVESTMENT STRATEGY:

IDENTIFYING ASSET VALUE POTENTIAL

As long-term investors, we look beyond readily available short-term information and consider ourselves part-owners of companies in which we invest. Our global industry analysts thoroughly research each company and evaluate its financial staying power. As part of our analysis, we evaluate the extent to which management is running the company for the benefit of long-term shareholders. Our due diligence process also incorporates an analysis of underlying asset value where such value could be realized in the marketplace through corporate actions such as merger and acquisition (M&A) activity, spinoffs, and capital returns to shareholders.

Accelerating M&A Activity

From 2008 through 2013, many global corporations focused on improving their balance sheets as a top priority. Such improvements included lowering debt levels, increasing debt coverage ratios, and holding a higher percentage of assets in cash. Consequently, M&A activity ebbed.

More recently, with corporations in stronger financial positions, M&A activity has accelerated. An improved lending environment, moderating earnings growth, and strong cash positions have stimulated deal activity. The volume of M&A transactions was high in 2014 and, in the second quarter of 2015, exceeded that of each quarter since 2007. Currently, a number of Fund holdings across multiple industries are in the midst of pending transactions, including Baker Hughes, FedEx, Lafarge, and Time Warner Cable.

One area that is seeing increased M&A activity is the Health Care Providers & Services industry (Health Care Services) within the Health Care sector (13.6% of the Fund(a)). As of June 30, Health Care Services was 5.3% of the Fund compared to 1.9% of the MSCI World.

Health Care Services

Since 2013, we have established new positions in Health Care Services by purchasing Cigna, UnitedHealth Group, and Express Scripts based on their attractive valuations and improving fundamentals. Industry growth prospects were and continue to be favorable: the Affordable Care Act increased access for previously uninsured citizens, demographic trends are encouraging (e.g., aging population, lengthening life expectancy), and new and improved treatments are being developed.

Industry dynamics are contributing to rising M&A activity in Health Care Services. Elevated regulatory burdens, combined with the need for better data analytics, are driving the need for more sophisticated IT infrastructure. The evolution of value-based pricing systems and consumer-driven health care has increased the advantage of scale players. Furthermore, economies of scale are important in cost-conscious environments: purchasing power is essential in procuring everything from pharmaceuticals to hospital stays to doctor visits.

Concentration among pharmacy benefit managers (PBMs) has created economies of scale in negotiating drug prices, which helps lower treatment costs. Most recently, UnitedHealth’s OptumRx announced plans to acquire Catamaran. If the deal is successful, the three largest PBMs (Express Scripts, CVS, and OptumRx) will manage over 75% of all prescriptions in the

PAGE 2 ▪ DODGE & COX GLOBAL STOCK FUND

United States, compared to only 44% in 2007. One company that should benefit from further industry consolidation is Express Scripts(b) (the Fund’s largest Health Care Services holding).

Express Scripts

Over the past decade, Express Scripts has been a significant beneficiary of three industry trends: increased generic penetration, mail order pharmacy growth, and industry consolidation. The past round of mergers—CVS/Caremark, Express Scripts/Medco Health Solutions (Medco), and SXC Health Solutions/Catalyst Health—has created an oligopolistic market structure where the top three players now control over 65% of industry volumes.

Following its merger with Medco in 2012, Express Scripts became the largest PBM in the United States. The company now generates over $100 billion in annual revenue and manages 1.3 billion claims, or 30% of all U.S. prescription claims. Today, the company operates three vertically integrated businesses: a basic pharmacy benefit manager, a mail order pharmacy, and a specialty pharmacy. Express Scripts has achieved measurable growth by providing patients with generic drugs. With multiple equivalent treatments available, the company has used its buying power to save money for customers and generate profits; its mission is well aligned with customers looking to reduce health care and pharmacy cost trends. This strategy has boosted generic drug penetration to high levels.

The upcoming challenge for Express Scripts is in specialty drugs, which are used to treat chronic, complex diseases, including cancer, hepatitis, and multiple sclerosis. In the United States, this segment accounts for only 1% of volume, yet 25 to 30% of all drug spending. Biotech companies have maintained pricing power in this segment as disease complexity necessitates innovative and unique therapies. At over ten times the price of the average prescription, however, a need exists to manage the costs of these drugs, which we view as an attractive long-term growth opportunity. Express Scripts, with 30% market share in specialty drugs, is best positioned to help patients receive needed treatments cost effectively. Given the emergence of biosimilars and substitute treatments for older biotech drugs, Express Scripts’ strategy has the potential to influence prices in this segment.

During the second quarter, we increased the Fund’s position in Express Scripts after weighing the company’s fundamental outlook against its valuation. We believe Express Scripts’ strong business franchise, significant scale advantage, financial stability, growth opportunities, and reasonable valuation at 15.5 times forward earnings present an attractive investment opportunity. On June 30, Express Scripts was a 2.1% position in the Fund.

IN CLOSING

While global equity valuations have trended higher, we believe they remain reasonable: the MSCI World traded at 16.1 times forward earnings (near its 20-year historical average) on June 30. As we look for long-term investment candidates in both developed and emerging markets, we continue to see attractive opportunities. Corporate balance sheets and cash flows remain strong. However, we have a more tempered outlook for long-term equity returns given higher valuations today. The Fund is invested in companies that we believe have favorable prospects over our three- to five-year investment horizon. Acknowledging that both share prices and currencies can be volatile in the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2015

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2015.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the MSCI World by 0.4 percentage points year to date.

Key Detractors from Relative Results

▪

The Fund’s holdings in the Information Technology sector (down 6% compared to up 2% for the MSCI World sector), combined with a higher average weighting (19% versus 13%), had a negative impact. Hewlett-Packard (down 24%), NetApp (down 23%), Baidu (down 13%), and Samsung Electronics (down 6%) were notable detractors.

▪

Relative returns in the Financials sector (up 1% compared to up 2% for the MSCI World sector), especially in the emerging markets, hindered performance. BR Malls (down 22%), Kasikornbank (down 19%), and ICICI Bank (down 12%) detracted from results.

▪	Weak returns in the Consumer Staples sector (down 8% compared to up 1% for the MSCI World sector) also hurt results. Wal-Mart (down 16%) lagged.
▪	National Oilwell Varco (down 25%) was an additional notable detractor.

Key Contributors to Relative Results

▪

The Fund’s holdings in the Consumer Discretionary sector (up 9% compared to up 7% for the MSCI World sector), combined with a higher average weighting (19% versus 13%), contributed to results. Nissan Motor (up 20%), Naspers (up 19%), and Time Warner Cable (up 19%) were notable contributors.

▪

Relative returns in the Energy sector (flat compared to down 5% for the MSCI World sector), helped by the Fund’s lower average weighting in the Oil, Gas & Consumable Fuels industry (down 6% for the MSCI World industry), aided performance.

▪	The Fund’s holdings in the Health Care sector (up 12% compared to up 10% for the MSCI World sector) also had a positive impact. Cigna (up 57%) and UnitedHealth Group (up 22%) were particularly strong.
▪	Additional contributors included Nintendo (up 60%) and Standard Chartered (up 11%).

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Stock Investment Policy Committee, which is the decision-making body for the Global Stock Fund, is a seven-member committee with an average tenure at Dodge & Cox of 19 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX GLOBAL STOCK FUND

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2008

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2015

	1 Year	3 Years	5 Years	Since Inception (5/1/08)
Dodge & Cox Global Stock Fund	0.54%	18.33%	14.42%	5.04%
MSCI World Index	1.42	14.27	13.10	4.20

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI World is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2015	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,022.00	$3.21
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.62	3.21
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 5

FUND INFORMATION	June 30, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$12.09
Total Net Assets (billions)	$6.5
2014 Expense Ratio (per 5/1/15 Prospectus)	0.65%
Expense Ratio (1/1/15 to 6/30/15, annualized)	0.64%
Portfolio Turnover Rate (1/1/15 to 6/30/15, unannualized)	6%
30-Day SEC Yield(a)	1.23%
Fund Inception	2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Stock Investment Policy Committee, whose seven members’ average tenure at Dodge & Cox is 19 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Equity Securities	88	1,645
Median Market Capitalization (billions)	$38	$11
Weighted Average Market
Capitalization (billions)	$89	$94
Price-to-Earnings Ratio(b)	14.5x	16.1x
Countries Represented	21	23
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey)	16.5%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Time Warner Cable, Inc. (United States)	2.7
Samsung Electronics Co., Ltd. (South Korea)	2.6
Hewlett-Packard Co. (United States)	2.5
Bank of America Corp. (United States)	2.4
Google, Inc. (United States)	2.4
Novartis AG (Switzerland)	2.3
Roche Holding AG (Switzerland)	2.3
Naspers, Ltd. (South Africa)	2.3
Standard Chartered PLC (United Kingdom)	2.2
Express Scripts Holding Co. (United States)	2.2

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)	Fund	MSCI World
United States	48.1	57.6
Europe (excluding United Kingdom)	22.1	17.3
Pacific (excluding Japan)	10.2	4.5
United Kingdom	6.6	7.9
Japan	4.2	8.9
Africa/Middle East	3.5	0.2
Latin America	3.3	0.0
Canada	0.3	3.6

SECTOR DIVERSIFICATION (%)	Fund	MSCI World
Financials	23.5	21.0
Consumer Discretionary	19.7	13.1
Information Technology	19.2	13.3
Health Care	13.6	13.5
Energy	7.4	7.3
Telecommunication Services	5.0	3.3
Industrials	3.8	10.7
Consumer Staples	3.1	9.7
Materials	3.0	5.1
Utilities	0.0	3.0

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI World. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

PAGE 6 ▪ DODGE & COX GLOBAL STOCK FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

COMMON STOCKS: 95.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 19.7%
AUTOMOBILES & COMPONENTS: 5.1%
Bayerische Motoren Werke AG (Germany)	451,500	$49,419,353
Honda Motor Co., Ltd. (Japan)	3,242,600	104,960,248
Mahindra & Mahindra, Ltd. (India)	2,657,074	53,677,652
Nissan Motor Co., Ltd. (Japan)	8,289,600	86,360,583
Yamaha Motor Co., Ltd. (Japan)	1,620,400	35,443,974

		329,861,810
CONSUMER DURABLES & APPAREL: 0.5%
Coach, Inc. (United States)	1,000,800	34,637,688

CONSUMER SERVICES: 0.5%
New Oriental Education & Technology Group, Inc. ADR(a) (Cayman Islands/China)	1,235,600	30,296,912

MEDIA: 11.5%
Comcast Corp., Class A (United States)	1,320,800	79,432,912
DISH Network Corp., Class A(a) (United States)	824,200	55,806,582
Grupo Televisa SAB ADR (Mexico)	1,442,700	56,005,614
Liberty Global PLC, Series C(a) (United Kingdom)	1,595,700	80,790,291
Naspers, Ltd. (South Africa)	931,700	145,123,417
Television Broadcasts, Ltd. (Hong Kong)	2,778,100	16,468,151
Time Warner Cable, Inc. (United States)	971,271	173,051,354
Time Warner, Inc. (United States)	1,416,666	123,830,775
Time, Inc. (United States)	412,177	9,484,193

		739,993,289
RETAILING: 2.1%
Target Corp. (United States)	931,900	76,070,997
The Priceline Group, Inc.(a) (United States)	54,300	62,519,391

		138,590,388

		1,273,380,087
CONSUMER STAPLES: 3.1%
FOOD & STAPLES RETAILING: 1.5%
Wal-Mart Stores, Inc. (United States)	1,316,500	93,379,345

FOOD, BEVERAGE & TOBACCO: 0.6%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	4,098,485	37,007,327

HOUSEHOLD & PERSONAL PRODUCTS: 1.0%
Unilever PLC (United Kingdom)	1,546,700	66,345,886

		196,732,558
ENERGY: 6.6%
Apache Corp. (United States)	938,732	54,099,125
Baker Hughes, Inc. (United States)	1,431,987	88,353,598
National Oilwell Varco, Inc. (United States)	987,400	47,671,672
Saipem SPA(a) (Italy)	5,345,143	56,461,813
Schlumberger, Ltd. (Curacao/United States)	1,507,600	129,940,044
Weatherford International PLC(a) (Ireland)	3,885,575	47,676,005

		424,202,257
FINANCIALS: 22.9%
BANKS: 10.0%
Bank of America Corp. (United States)	9,242,200	157,302,244
Barclays PLC (United Kingdom)	19,270,000	78,874,152
ICICI Bank, Ltd. (India)	18,716,115	90,523,923
Kasikornbank PCL- Foreign (Thailand)	8,448,100	47,273,642
Siam Commercial Bank PCL- Foreign (Thailand)	5,237,100	24,111,236
Standard Chartered PLC (United Kingdom)	8,760,416	140,263,340
Wells Fargo & Co. (United States)	1,722,973	96,900,002
Yapi ve Kredi Bankasi AS (Turkey)	8,442,517	12,411,297

		647,659,836

	SHARES	VALUE
DIVERSIFIED FINANCIALS: 8.0%
Bank of New York Mellon Corp. (United States)	2,076,700	$87,159,099
Capital One Financial Corp. (United States)	1,233,200	108,484,604
Charles Schwab Corp. (United States)	3,784,500	123,563,925
Credit Suisse Group AG (Switzerland)	3,754,904	103,215,180
Goldman Sachs Group, Inc. (United States)	294,200	61,426,018
Haci Omer Sabanci Holding AS (Turkey)	8,386,388	31,604,238

		515,453,064
INSURANCE: 2.9%
AEGON NV (Netherlands)	11,203,884	82,338,334
Aviva PLC (United Kingdom)	7,763,800	60,079,435
Swiss Re AG (Switzerland)	483,000	42,749,077

		185,166,846
REAL ESTATE: 2.0%
BR Malls Participacoes SA (Brazil)	7,750,800	36,297,208
Hang Lung Group, Ltd. (Hong Kong)	14,516,000	63,857,628
Hang Lung Properties, Ltd. (Hong Kong)	10,126,100	30,176,276

		130,331,112

		1,478,610,858
HEALTH CARE: 13.6%
HEALTH CARE EQUIPMENT & SERVICES: 5.3%
Cigna Corp. (United States)	594,000	96,228,000
Express Scripts Holding Co.(a) (United States)	1,567,700	139,431,238
UnitedHealth Group, Inc. (United States)	880,700	107,445,400

		343,104,638

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 8.3%
Bayer AG (Germany)	413,620	57,894,128
Merck & Co., Inc. (United States)	669,200	38,097,556
Novartis AG (Switzerland)	932,000	91,859,244
Novartis AG ADR (Switzerland)	609,700	59,957,898
Roche Holding AG (Switzerland)	537,400	150,595,005
Sanofi (France)	1,411,662	138,871,298

		537,275,129

		880,379,767
INDUSTRIALS: 3.8%
CAPITAL GOODS: 1.6%
Koninklijke Philips NV (Netherlands)	661,655	16,833,077
NOW, Inc.(a) (United States)	165,300	3,291,123
Schneider Electric SA (France)	1,233,678	85,176,379

		105,300,579
COMMERCIAL & PROFESSIONAL SERVICES: 1.2%
ADT Corp. (United States)	913,000	30,649,410
Tyco International PLC (Ireland)	1,263,300	48,611,784

		79,261,194
TRANSPORTATION: 1.0%
FedEx Corp. (United States)	371,600	63,320,640

		247,882,413
INFORMATION TECHNOLOGY: 17.9%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.4%
Samsung Electronics Co., Ltd. (South Korea)	78,217	88,914,031

SOFTWARE & SERVICES: 8.2%
Baidu, Inc. ADR(a) (Cayman Islands/China)	409,900	81,602,892
eBay, Inc.(a) (United States)	958,900	57,764,136
Google, Inc., Class A(a) (United States)	60,600	32,726,424
Google, Inc., Class C(a) (United States)	230,099	119,768,830
Microsoft Corp. (United States)	3,039,800	134,207,170
Nintendo Co., Ltd. (Japan)	264,200	44,189,844
Symantec Corp. (United States)	1,690,600	39,306,450
Synopsys, Inc.(a) (United States)	446,800	22,630,420

		532,196,166

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

COMMON STOCKS (continued)

	SHARES	VALUE
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.3%
Cisco Systems, Inc. (United States)	2,848,200	$78,211,572
Corning, Inc. (United States)	2,591,700	51,134,241
EMC Corp. (United States)	4,046,300	106,781,857
Hewlett-Packard Co. (United States)	5,301,700	159,104,017
NetApp, Inc. (United States)	1,366,400	43,123,584
TE Connectivity, Ltd. (Switzerland)	1,056,415	67,927,485
Telefonaktiebolaget LM Ericsson (Sweden)	2,853,747	29,570,724

		535,853,480

		1,156,963,677
MATERIALS: 3.0%
Celanese Corp., Series A (United States)	931,300	66,941,844
Lafarge SA (France)	730,171	48,223,186
Linde AG (Germany)	306,710	58,094,844
Teck Resources, Ltd., Class B (Canada)	2,199,469	21,796,738

		195,056,612
TELECOMMUNICATION SERVICES: 5.0%
America Movil SAB de CV, Series L (Mexico)	29,340,500	31,361,247
China Mobile, Ltd. (Hong Kong/China)	3,823,100	49,024,536
Millicom International Cellular SA SDR (Luxembourg)	842,800	62,169,062
MTN Group, Ltd. (South Africa)	4,156,600	78,154,056
Sprint Corp.(a) (United States)	11,481,200	52,354,272
Telecom Italia SPA- RSP (Italy)	47,281,384	48,257,498

		321,320,671

TOTAL COMMON STOCKS (Cost $5,058,503,275)		$6,174,528,900

PREFERRED STOCKS: 2.7%
ENERGY: 0.8%
Petroleo Brasileiro SA ADR(a) (Brazil)	6,498,403	53,026,969

FINANCIALS: 0.6%
BANKS: 0.6%
Itau Unibanco Holding SA (Brazil)	3,476,330	38,261,880

INFORMATION TECHNOLOGY: 1.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.3%
Samsung Electronics Co., Ltd. (South Korea)	89,743	79,891,343

TOTAL PREFERRED STOCKS (Cost $207,112,818)		$171,180,192

SHORT-TERM INVESTMENTS: 2.2%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$6,447,091	$6,447,091

REPURCHASE AGREEMENT: 2.1%
Fixed Income Clearing Corporation(b) 0.01%, dated 6/30/15, due 7/1/15, maturity value $138,649,039	138,649,000	138,649,000

TOTAL SHORT-TERM INVESTMENTS (Cost $145,096,091)		$145,096,091

TOTAL INVESTMENTS (Cost $5,410,712,184)	100.5%	$6,490,805,183
OTHER ASSETS LESS LIABILITIES	(0.5%)	(32,642,399)

NET ASSETS	100.0%	$6,458,162,784

(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Note 1.125%-2.00%, 04/30/20-08/31/21. Total collateral value is $141,422,109.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
JPMorgan	8/12/15	19,772,900	17,500,000	$252,411
Credit Suisse	8/19/15	31,044,563	27,250,000	645,257
Deutsche Bank	9/2/15	21,199,719	19,400,000	(446,793)
Barclays	9/16/15	21,370,345	19,000,000	165,721
HSBC	9/16/15	12,371,205	11,000,000	94,843

				$711,439

PAGE 8 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2015
ASSETS:
Investments, at value (cost $5,410,712,184)	$6,490,805,183
Unrealized appreciation on forward currency contracts	1,158,232
Cash	100
Cash denominated in foreign currency (cost $3,029,339)	3,018,384
Receivable for investments sold	1,727,945
Receivable for Fund shares sold	6,113,900
Dividends and interest receivable	9,395,751
Prepaid expenses and other assets	28,975

6,512,248,470

LIABILITIES:
Unrealized depreciation on forward currency contracts	446,793
Payable for investments purchased	47,456,335
Payable for Fund shares redeemed	2,067,987
Management fees payable	3,229,866
Accrued expenses	884,705

54,085,686

NET ASSETS	$6,458,162,784

NET ASSETS CONSIST OF:
Paid in capital	$5,221,400,012
Undistributed net investment income	61,726,034
Undistributed net realized gain	94,335,456
Net unrealized appreciation	1,080,701,282

$6,458,162,784

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	534,216,575
Net asset value per share	$12.09

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2015
INVESTMENT INCOME:
Dividends (net of foreign taxes of $4,548,386)	$82,104,034
Interest	5,233

82,109,267

EXPENSES:
Management fees	18,807,994
Custody and fund accounting fees	334,090
Transfer agent fees	302,945
Professional services	161,844
Shareholder reports	156,336
Registration fees	150,320
Trustees’ fees	118,750
Miscellaneous	44,709

20,076,988

NET INVESTMENT INCOME	62,032,279

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	52,320,060
Forward currency contracts	11,840,644
Foreign currency transactions	(199,695)
Net change in unrealized appreciation/depreciation
Investments	5,628,359
Forward currency contracts	(2,669,090)
Foreign currency translation	102,066

Net realized and unrealized gain	67,022,344

NET INCREASE IN NET ASSETS FROM OPERATIONS	$129,054,623

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$62,032,279	$73,280,159
Net realized gain	63,961,009	160,901,823
Net change in unrealized appreciation/depreciation	3,061,335	67,737,521

	129,054,623	301,919,503

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(72,474,215)
Net realized gain	—	(138,830,388)

Total distributions	—	(211,304,603)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	839,597,995	2,482,518,668
Reinvestment of distributions	—	204,987,790
Cost of shares redeemed	(405,820,358)	(806,780,930)

Net increase from Fund share transactions	433,777,637	1,880,725,528

Total increase in net assets	562,832,260	1,971,340,428

NET ASSETS:
Beginning of period	5,895,330,524	3,923,990,096

End of period (including undistributed net investment income of $61,726,034 and $(306,245), respectively)	$6,458,162,784	$5,895,330,524

SHARE INFORMATION:
Shares sold	69,415,236	205,490,704
Distributions reinvested	—	17,283,962
Shares redeemed	(33,369,594)	(66,336,804)

Net increase in shares outstanding	36,045,642	156,437,862

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 9

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systemically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of

PAGE 10 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the period, the Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in euro. During the six months ended June 30, 2015, these euro forward currency contracts had U.S. dollar total values ranging from 1% to 2% of net assets.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2015, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$1,273,380,087	$—
Consumer Staples	196,732,558	—
Energy	424,202,257	—
Financials	1,478,610,858	—
Health Care	880,379,767	—
Industrials	247,882,413	—
Information Technology	1,156,963,677	—
Materials	195,056,612	—
Telecommunication Services	321,320,671	—
Preferred Stocks
Energy	53,026,969	—
Financials	38,261,880	—
Information Technology	79,891,343	—
Short-term Investments
Money Market Fund	6,447,091	—
Repurchase Agreement	—	138,649,000

Total Securities	$6,352,156,183	$138,649,000

Other Financial Instruments
Forward Currency Contracts	$—	$711,439	(b)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation (see Note 1). On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2015 and December 31, 2014, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation/(depreciation).

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to an ISDA Master Agreement in the Consolidated Statement of Assets and Liabilities. The net amount for Derivatives is disclosed on the Consolidated Portfolio of Investments. At June 30, 2015, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

PAGE 12 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2015, the cost of investments for federal income tax purposes was $5,413,418,925.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Ordinary income	—	$100,240,292
		($0.213 per share)

Long-term capital gain	—	$111,064,311
		($0.236 per share)

At June 30, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,313,519,592
Unrealized depreciation	(236,133,334)

Net unrealized appreciation	1,077,386,258
Undistributed ordinary income	74,405,255
Undistributed long-term capital gain	85,074,415

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2015, amounted to $9,402 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2015, purchases and sales of securities, other than short-term securities, aggregated $967,917,682 and $391,580,635, respectively.

NOTE 8—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. There was no impact to these financial statements as a result of applying this ASU.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 13

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2015(a)		2014	2013	2012	2011	2010

Net asset value, beginning of period	$11.83		$11.48	$8.99	$7.68	$8.90	$7.91
Income from investment operations:
Net investment income	0.12		0.16	0.16	0.15	0.16	0.08
Net realized and unrealized gain (loss)	0.14		0.64	2.81	1.48	(1.18)	0.99

Total from investment operations	0.26		0.80	2.97	1.63	(1.02)	1.07

Distributions to shareholders from:
Net investment income	—		(0.15)	(0.16)	(0.15)	(0.15)	(0.08)
Net realized gain	—		(0.30)	(0.32)	(0.17)	(0.05)	—

Total distributions	—		(0.45)	(0.48)	(0.32)	(0.20)	(0.08)

Net asset value, end of period	$12.09		$11.83	$11.48	$8.99	$7.68	$8.90

Total return	2.20%		6.95%	33.17%	21.11%	(11.39)%	13.51%
Ratios/supplemental data:
Net assets, end of period (millions)	$6,458		$5,895	$3,924	$2,695	$1,875	$1,817
Ratio of expenses to average net assets	0.64	%(b)	0.65%	0.65%	0.65%	0.66%	0.69%
Ratio of net investment income to average net assets	1.98	%(b)	1.42%	1.58%	1.93%	1.94%	1.19%
Portfolio turnover rate	6%		17%	24%	12%	19%	14%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Consolidated Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 14 ▪ DODGE & COX GLOBAL STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director - Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 15

Global Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Semi-Annual Report

June 30, 2015

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

(Closed to New Investors)

6/15 ISF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of 3.9% for the six months ending June 30, 2015, compared to a return of 5.5% for the MSCI EAFE (Europe, Australasia, Far East) Index. On June 30, the Fund had net assets of $69.7 billion with a net cash position of 1.7%.

MARKET COMMENTARY

During the first half of 2015, global equity markets were strong: most developed and emerging markets appreciated in local currency terms. However, the U.S. dollar’s appreciation against both developed and emerging market currencies continued to be a headwind to performance: the MSCI EAFE was up 9% in local currency versus up 6% in U.S. dollars; the MSCI Emerging Markets Index was up 6% in local currency versus up 3% in U.S. dollars. Among other currencies, the U.S. dollar was particularly strong against the euro (up 9%), and the Fund’s partial hedge of its euro exposures helped mitigate the negative currency impact on returns.

Every region of the MSCI EAFE generated positive returns. Japan (up 16% in local currency) was the strongest region of the market and showed signs of economic progress supported by its aggressive stimulus program, increased capital expenditures, and improving business sentiment. In Europe (up 10% in local currency), the European Central Bank substantially expanded its quantitative easing program, and manufacturing activity in the Eurozone strengthened to its highest level in four years. The sovereign debt crisis in Greece (down 19% in local currency) intensified further in the midst of tense negotiations with creditors. Concerns about Greece could continue to create volatility for markets and the euro.

In emerging markets, China (up 15% in local currency) was one of the best-performing countries for the six-month period, benefiting from the government’s efforts to further liberalize capital markets and stimulus measures (e.g., rate cuts, liquidity initiatives) aimed at supporting economic activity. The Chinese equity market, however, has declined meaningfully from its peak in mid-June. Various emerging market countries (including India, Russia, and Turkey) cut interest rates to bolster growth. In contrast, and despite weak economic performance, Brazil hiked rates in an attempt to anchor inflation expectations. With an eye toward minimizing volatility, many emerging market central banks began preparing for an eventual increase in U.S. interest rates.

INVESTMENT STRATEGY:

FINDING OPPORTUNITIES IN ENERGY

International equity valuations have increased and valuation disparities have narrowed across the market: the gap between the least expensive stocks and the most expensive stocks has compressed. How are we identifying investment opportunities today? As a bottom-up investor, we weigh what we are buying, as defined by company fundamentals, against what we are paying, as measured by the current valuation, to assess each investment opportunity.

We are finding more opportunities to invest in companies with reasonable valuations that have excellent fundamentals, including strong business franchises, top-line growth, and attractive reinvestment prospects. At the same time, we are still seeing some pockets of deep value where we believe discounted valuations more than embed the company’s risks over our three- to five-year investment horizon. During the first half of the year, we added significantly to holdings that exemplify this tradeoff between fundamentals and valuation. We highlight examples in the Energy sector below.

Energy

Over the past six months, the MSCI EAFE Energy sector’s return of negative 3% lagged the rest of the market as low oil prices continued to weigh on the outlook for profitability and growth. While the short-term direction of oil prices is impossible to forecast, we believe the long-term fundamentals of supply and demand are supportive of higher prices. Incremental resources from unconventional shale in North America and deepwater basins around the globe require higher prices to be economic. Current low prices reduce the cash flow available for investment that is needed to stem the natural decline rate of existing fields. And at the same time, demand growth is accelerating due to lower prices. We believe this combination provides a favorable backdrop for higher prices long term.

As valuations have declined across the sector, the Fund’s Energy positioning has changed from a modest underweight to an overweight position (7.4% compared to 5.2% of the MSCI EAFE(a)), primarily due to the investments we have made within the Energy Equipment & Services (Oil Services) industry.

In our opinion, oil services companies are particularly appealing due to their strong franchises, attractive growth prospects, and reasonable valuations. There is meaningful demand for oil services companies’ expertise, as incremental oil resources are becoming more difficult to develop. Shale gas, tight oil, and deepwater resources are more service intensive than conventional resources. In addition, they exhibit higher decline rates and require more products and services to prolong a well’s productive life. One company that should benefit from this increased demand is Schlumberger(b)—the Fund’s largest holding in the Energy sector and an example of a leading business at a reasonable price.

While companies in the Integrated Oils industry (the oil and gas producers) have reasonable valuations, they face limited growth prospects and competitive challenges. Despite increased capital spending, these companies have not been able to grow production, demonstrating that each barrel of oil is becoming increasingly more difficult to develop; their cash flow generation has deteriorated as well. Within this industry, Petroleo Brasileiro (Petrobras) stands out as a deep value opportunity: the company has production growth prospects and an exceptionally low valuation, reflecting its significant challenges.

PAGE 2 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Schlumberger

Schlumberger—the world’s leading diversified oilfield services company—provides a variety of technology-based services that enable companies to identify hydrocarbon reservoirs, drill complex wells, manage production, and maximize recovery over the life of the well. The company is most dominant in international markets, where it is often larger than its next two biggest competitors combined. This leading scale contributes to its superior profitability and free cash flow generation. As a result, Schlumberger has historically traded at a premium valuation compared to its peers. That said, valuations for the Oil Services industry are low relative to historical averages; and, when compared to other leading global industrial companies, Schlumberger’s valuation at 2.3 times sales looks reasonable.

Although the near-term outlook for oil prices is uncertain, we believe Schlumberger’s long-term growth prospects are attractive. Through its research and development (R&D) program and targeted acquisition strategy, Schlumberger is able to offer advanced and integrated services that are differentiated and improve a customer’s productivity per well. Furthermore, Schlumberger is in the midst of a restructuring program to increase efficiency and reduce capital intensity. Management has proactively adjusted its cost structure to deal with reduced activity levels in the current environment. These efforts have enabled the company to continue generating attractive levels of free cash flow, which provide strategic options for reinvesting in the business or for returning capital to shareholders. Continued industry consolidation should improve the competitive and pricing environment. Halliburton’s proposed acquisition of Baker Hughes would combine the second- and third-largest industry competitors. While weaker demand and a low oil price environment have weighed on Schlumberger’s share price, we believe its valuation, solid balance sheet, cash flow generation, and prospects make it an attractive long-term investment opportunity. We recently added to the position (a 3.1% holding on June 30).

Petrobras

Petrobras is the leading producer of oil and gas in Brazil, accounting for roughly 90% of Brazil’s oil production. In 2014, its stock price declined approximately 50% due to a corruption scandal involving kickbacks on procurement contracts, a weakening Brazilian Real, and increasing debt from years of outspending its cash flow. The lower oil price environment and high financial leverage have raised concerns about the viability of funding growth through additional borrowings. The CEO and other senior executives resigned earlier this year and were replaced with a new management team. Investors are skeptical about the company’s ability to rectify its problems and grow production. As a result, it trades at 2.6 times 2015 estimated operating cash flow and at a substantial discount to its net asset value, well below historical levels and that of its peers.

Despite this perfect storm of challenges, the company managed to grow production in the first half of 2015 compared to the first half of 2014. This growth was driven by the company’s leading position in the deepwater fields, also known as “pre-salt,”

of the Santos Basin, which is one of the Western Hemisphere’s largest oil discoveries in 30 years. These fields are prolific, low-cost, and should enable Petrobras to maintain or grow production over the long term. In addition to possessing excellent reserves, Petrobras has improved corporate governance: the company hired two independent investigative firms and meaningfully revamped internal governance structures. The new management team is displaying more discipline on capital spending; it has announced plans to reduce capital expenditures by 37% and focus on the company’s most profitable exploration and production projects. Combined with a large scale divestiture program, these efforts should lead to a stronger balance sheet.

After meeting with the new management team in Brazil, along with government officials and industry experts, we decided to add to Petrobras in the second quarter of 2015. We believe the company’s growth prospects and ability to overcome its current challenges are not reflected in its compelling valuation today. On June 30, Petrobras was a 1.5% position in the Fund.

IN CLOSING

While international equity valuations have trended higher, we believe they remain reasonable: the MSCI EAFE traded at 15.0 times forward earnings on June 30, close to its 20-year historical average of 16.0 times. As we look for long-term investment candidates in both developed and emerging markets, we continue to see attractive opportunities. Corporate balance sheets and cash flows remain strong. However, we have a more tempered outlook for long-term equity returns given higher starting valuations today. The Fund is invested in companies that we believe have favorable prospects over our three- to five-year investment horizon. Acknowledging that both share prices and currencies can be volatile in the short term, we encourage shareholders to remain focused on the long term.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2015

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2015.
(b)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 3

International Stock Fund Soft Close

On January 16, 2015, the Dodge & Cox International Stock Fund closed to new investors, with limited exceptions. Complete rules on eligibility to invest in the International Stock Fund are available in the Fund’s prospectus, dated May 1, 2015.

We closed the International Stock Fund to new investors to proactively “tap the brakes” on the Fund’s growth. We believe this decision is in the best long-term interests of the Fund’s existing shareholders, as it allows us to have stable and balanced growth within the Fund. Over the past couple of years, the International Stock Fund experienced significant, but manageable asset flows. A meaningful portion of these flows came from existing shareholders, and we wanted to preserve their ability to continue to invest with us. Thus, current shareholders in the Fund will be able to make additional investments. We remain confident in our ability to continue to find and invest in attractive international opportunities with the assets entrusted to us.

Five of the six Dodge & Cox Funds (Stock Fund, Global Stock Fund, Balanced Fund, Income Fund, and Global Bond Fund) remain open to new investors.

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund underperformed the MSCI EAFE by 1.6 percentage points year to date.

Key Detractors from Relative Results

▪

The Fund’s average overweight position (16% versus 5%) and holdings in the Information Technology sector (down 3% compared to up 6% for the MSCI EAFE sector) meaningfully detracted from performance. Hewlett-Packard (down 24%), Baidu (down 13%), and Samsung Electronics (down 6%) were notable detractors.

▪

Weak returns from the Fund’s emerging market Financials holdings (down 14%) negatively impacted results. Yapi Kredi (down 28%), Kasikornbank (down 19%), Itau Unibanco (down 13%), and ICICI Bank (down 12%) performed poorly.

▪	The Fund’s holdings in the Industrials sector (down 2% compared to up 6% for the MSCI EAFE sector), particularly Tyco International (down 12%) and Philips (down 11%), hindered results.
▪	Additional detractors included Royal Dutch Shell (down 13%) and Lafarge (down 5%).

Key Contributors to Relative Results

▪

The Fund’s average overweight position (7% versus 2%) and holdings in the Media industry (up 14% compared to up 9% for the MSCI EAFE industry) aided performance. Naspers (up 19%) and Grupo Televisa (up 14%) were particularly strong.

▪	In Europe & UK Financials, certain Fund holdings contributed to results, especially Lloyds Banking Group (up 14%), Credit Suisse (up 12%), Standard Chartered (up 11%), and Barclays (up 10%).
▪	The Fund’s lack of holdings in the Utilities sector, the weakest sector of the market (down 3%), helped performance.
▪	Additional contributors included Nintendo (up 60%), Nissan Motor (up 20%), and Infineon Technologies (up 18%).

PAGE 4 ▪ DODGE & COX INTERNATIONAL STOCK FUND

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The International Investment Policy Committee, which is the decision-making body for the International Stock Fund, is a nine-member committee with an average tenure at Dodge & Cox of 22 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 5

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2015

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox International Stock Fund	-3.64%	15.44%	11.24%	6.96%
MSCI EAFE	-4.21	11.98	9.55	5.12

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

MSCI EAFE is a service mark of MSCI Barra.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2015	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,038.90	$3.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.60	3.23
*	Expenses are equal to the Fund’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 6 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	June 30, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$43.75
Total Net Assets (billions)	$69.7
Expense Ratio	0.64%
Portfolio Turnover Rate (1/1/15 to 6/30/15, unannualized)	7%
30-Day SEC Yield(a)	1.53%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Equity Securities	77	911
Median Market Capitalization (billions)	$28	$9
Weighted Average Market Capitalization (billions)	$70	$58
Price-to-Earnings Ratio(b)	13.8x	15.0x
Countries Represented	24	21
Emerging Markets (Brazil, China, India, Mexico, South Africa, South Korea, Thailand, Turkey, United Arab Emirates)	23.5%	0.0%

TEN LARGEST HOLDINGS (%)(c)	Fund
Naspers, Ltd. (South Africa)	3.9
Sanofi (France)	3.5
Novartis AG (Switzerland)	3.4
Samsung Electronics Co., Ltd. (South Korea)	3.2
Roche Holding AG (Switzerland)	3.2
Schlumberger, Ltd. (United States)	3.1
Standard Chartered PLC (United Kingdom)	2.9
Barclays PLC (United Kingdom)	2.6
Credit Suisse Group AG (Switzerland)	2.2
Hewlett-Packard Co. (United States)	2.2

ASSET ALLOCATION

REGION DIVERSIFICATION (%)(d)	Fund	MSCI EAFE
Europe (excluding United Kingdom)	40.2	44.5
United Kingdom	15.2	20.3
Japan	13.0	22.9
Pacific (excluding Japan)	12.2	11.7
Africa/Middle East	6.1	0.6
United States	5.7	0.0
Latin America	5.5	0.0
Canada	0.4	0.0

SECTOR DIVERSIFICATION (%)	Fund	MSCI EAFE
Financials	25.2	26.2
Consumer Discretionary	16.1	13.2
Information Technology	15.0	4.7
Health Care	12.8	11.2
Industrials	7.7	12.7
Energy	7.4	5.2
Telecommunication Services	6.3	4.9
Materials	4.7	7.4
Consumer Staples	3.1	10.9
Utilities	0.0	3.6

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates from third-party sources.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(d)

The Fund may classify a company in a different category than the MSCI EAFE. The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

COMMON STOCKS: 94.6%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 16.1%
AUTOMOBILES & COMPONENTS: 6.6%
Bayerische Motoren Werke AG (Germany)	8,676,300	$949,672,495
Honda Motor Co., Ltd. (Japan)	33,966,400	1,099,463,935
Honda Motor Co., Ltd. ADR (Japan)	6,758,400	218,972,160
Mahindra & Mahindra, Ltd. (India)	16,522,808	333,790,301
NGK Spark Plug Co., Ltd.(b) (Japan)	12,120,000	336,212,771
Nissan Motor Co., Ltd. (Japan)	93,132,200	970,245,986
Yamaha Motor Co., Ltd.(b) (Japan)	31,550,100	690,114,129

		4,598,471,777
CONSUMER DURABLES & APPAREL: 1.5%
Panasonic Corp. (Japan)	75,248,434	1,033,870,505

CONSUMER SERVICES: 0.3%
New Oriental Education & Technology Group, Inc. ADR(a),(b) (Cayman Islands/China)	8,833,529	216,598,131

MEDIA: 7.7%
Grupo Televisa SAB ADR (Mexico)	22,632,192	878,581,693
Liberty Global PLC, Series A(a) (United Kingdom)	11,619,005	628,239,600
Liberty Global PLC, Series C(a) (United Kingdom)	17,488,247	885,429,946
Naspers, Ltd. (South Africa)	17,525,595	2,729,821,020
Television Broadcasts, Ltd.(b) (Hong Kong)	40,022,900	237,249,615

		5,359,321,874

		11,208,262,287
CONSUMER STAPLES: 3.1%
FOOD, BEVERAGE & TOBACCO: 2.0%
Anadolu Efes Biracilik ve Malt Sanayii AS(b) (Turkey)	31,770,210	286,869,550
Imperial Tobacco Group PLC (United Kingdom)	22,874,300	1,102,317,878

		1,389,187,428
HOUSEHOLD & PERSONAL PRODUCTS: 1.1%
Unilever PLC (United Kingdom)	18,338,300	786,623,620

		2,175,811,048
ENERGY: 5.9%
Royal Dutch Shell PLC ADR (United Kingdom)	9,329,395	531,868,809
Saipem SPA(a),(b) (Italy)	46,865,200	495,046,467
Schlumberger, Ltd. (Curacao/United States)	25,027,224	2,157,096,437
Total SA (France)	10,779,100	523,583,959
Weatherford International PLC(a) (Ireland)	31,817,592	390,401,854

		4,097,997,526
FINANCIALS: 23.7%
BANKS: 16.1%
Banco Santander SA (Spain)	70,096,290	489,511,674
Barclays PLC (United Kingdom)	441,255,398	1,806,105,110
BNP Paribas SA (France)	17,886,158	1,079,771,340
ICICI Bank, Ltd. (India)	257,911,785	1,247,437,654
Kasikornbank PCL- Foreign(b) (Thailand)	136,883,027	765,966,221
Lloyds Banking Group PLC (United Kingdom)	847,482,400	1,135,061,495
Mitsubishi UFJ Financial Group, Inc. (Japan)	116,265,800	835,810,360
Siam Commercial Bank PCL- Foreign (Thailand)	78,078,500	359,467,861
Societe Generale SA (France)	8,910,342	415,923,641
Standard Chartered PLC (United Kingdom)	125,960,966	2,016,765,619
UniCredit SPA (Italy)	118,059,078	792,999,129
Yapi ve Kredi Bankasi AS(b) (Turkey)	204,376,868	300,453,289

		11,245,273,393
DIVERSIFIED FINANCIALS: 2.7%
Credit Suisse Group AG (Switzerland)	57,060,405	1,568,482,174
Haci Omer Sabanci Holding AS (Turkey)	82,095,354	309,377,664

		1,877,859,838

	SHARES	VALUE
INSURANCE: 3.3%
AEGON NV(b) (Netherlands)	127,504,334	$937,040,620
Aviva PLC (United Kingdom)	80,919,501	626,187,932
Swiss Re AG (Switzerland)	7,852,668	695,019,281

		2,258,247,833
REAL ESTATE: 1.6%
BR Malls Participacoes SA(b) (Brazil)	54,870,300	256,959,110
Hang Lung Group, Ltd.(b) (Hong Kong)	110,524,300	486,209,678
Hang Lung Properties, Ltd. (Hong Kong)	126,187,300	376,044,356

		1,119,213,144

		16,500,594,208
HEALTH CARE: 12.8%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 12.8%
Bayer AG (Germany)	9,847,650	1,378,369,307
GlaxoSmithKline PLC (United Kingdom)	15,629,700	324,781,726
GlaxoSmithKline PLC ADR (United Kingdom)	2,903,383	120,925,902
Novartis AG (Switzerland)	8,095,570	797,910,878
Novartis AG ADR (Switzerland)	16,305,000	1,603,433,700
Roche Holding AG (Switzerland)	7,896,400	2,212,799,401
Sanofi (France)	25,021,622	2,461,485,208

		8,899,706,122
INDUSTRIALS: 7.7%
CAPITAL GOODS: 6.0%
Koninklijke Philips NV (Netherlands)	37,649,495	957,835,805
Mitsubishi Electric Corp. (Japan)	70,457,600	910,764,581
Nidec Corp. (Japan)	7,554,800	565,753,499
Schneider Electric SA (France)	17,051,646	1,177,290,555
Smiths Group PLC(b) (United Kingdom)	33,926,200	601,830,817

		4,213,475,257
COMMERCIAL & PROFESSIONAL SERVICES: 1.4%
ADT Corp. (United States)	7,476,860	250,998,190
Tyco International PLC (Ireland)	19,705,320	758,260,714

		1,009,258,904
TRANSPORTATION: 0.3%
DP World, Ltd. (United Arab Emirates)	8,256,304	176,684,906

		5,399,419,067
INFORMATION TECHNOLOGY: 14.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 3.6%
Infineon Technologies AG(b) (Germany)	66,414,456	824,088,884
Samsung Electronics Co., Ltd. (South Korea)	1,521,592	1,729,686,365

		2,553,775,249
SOFTWARE & SERVICES: 3.4%
Baidu, Inc. ADR(a) (Cayman Islands/China)	6,158,087	1,225,951,960
Fujitsu, Ltd. (Japan)	46,482,700	259,940,024
Nintendo Co., Ltd. (Japan)	5,276,200	882,492,250

		2,368,384,234
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.3%
Brother Industries, Ltd.(b) (Japan)	13,924,400	197,286,511
Hewlett-Packard Co. (United States)	51,080,004	1,532,910,920
Kyocera Corp.(b) (Japan)	20,248,000	1,052,727,246
Nokia Oyj (Finland)	41,092,100	278,992,097
TE Connectivity, Ltd. (Switzerland)	13,646,362	877,461,076
Telefonaktiebolaget LM Ericsson (Sweden)	109,287,900	1,132,448,791

		5,071,826,641

		9,993,986,124
MATERIALS: 4.7%
Akzo Nobel NV (Netherlands)	6,040,440	439,540,056
Lafarge SA(b) (France)	20,035,291	1,323,204,522
Lanxess AG(b) (Germany)	5,001,680	294,921,030
Linde AG (Germany)	4,782,005	905,773,638
Teck Resources, Ltd., Class B (Canada)	30,160,892	298,894,440

		3,262,333,686

PAGE 8 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

CONSOLIDATED PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

COMMON STOCKS (continued)

	SHARES	VALUE
TELECOMMUNICATION SERVICES: 6.3%
America Movil SAB de CV, Series L (Mexico)	632,299,400	$675,847,299
Bharti Airtel, Ltd. (India)	57,768,204	381,144,958
China Mobile, Ltd. (Hong Kong/China)	49,879,000	639,610,478
Millicom International Cellular SA SDR(b) (Luxembourg)	10,088,392	744,169,280
MTN Group, Ltd. (South Africa)	69,481,726	1,306,423,214
Telecom Italia SPA(a) (Italy)	201,500,000	255,642,811
Telecom Italia SPA- RSP (Italy)	352,735,486	360,017,634

		4,362,855,674

TOTAL COMMON STOCKS (Cost $59,237,974,658)		$65,900,965,742

PREFERRED STOCKS: 3.7%
ENERGY: 1.5%
Petroleo Brasileiro SA ADR(a) (Brazil)	123,840,300	1,010,536,848

FINANCIALS: 1.5%
BANKS: 1.5%
Itau Unibanco Holding SA (Brazil)	92,900,150	1,022,496,263

INFORMATION TECHNOLOGY: 0.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.7%
Samsung Electronics Co., Ltd. (South Korea)	586,016	521,685,318

TOTAL PREFERRED STOCKS (Cost $3,171,486,185)		$2,554,718,429

SHORT-TERM INVESTMENTS: 1.8%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$69,878,118	$69,878,118

REPURCHASE AGREEMENT: 1.7%
Fixed Income Clearing Corporation(c) 0.01%, dated 6/30/15, due 7/1/15, maturity value $1,195,140,332	1,195,140,000	1,195,140,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,265,018,118)		$1,265,018,118

TOTAL INVESTMENTS (Cost $63,674,478,961)	100.1%	$69,720,702,289
OTHER ASSETS LESS LIABILITIES	(0.1%)	(52,229,682)

NET ASSETS	100.0%	$69,668,472,607

(a)	Non-income producing
(b)	See Note 10 regarding holdings of 5% voting securities
(c)

Repurchase agreement is collateralized by U.S. Treasury Note 1.125%-1.625%, 12/31/19-4/30/20; Fannie Mae 1.67%-1.75%, 2/10/20-2/12/20; and Freddie Mac 1.84%, 4/8/20. Total collateral value is $1,219,052,041.

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

SDR: Swedish Depository Receipt

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
JPMorgan	8/12/15	564,940,000	500,000,000	$7,211,736
Credit Suisse	8/19/15	569,625,000	500,000,000	11,839,573
Deutsche Bank	9/2/15	546,384,500	500,000,000	(11,515,287)
Barclays	9/16/15	674,853,000	600,000,000	5,233,290
HSBC	9/16/15	337,396,500	300,000,000	2,586,645

				$15,355,957

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 9

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2015
ASSETS:
Investments, at value
Unaffiliated issuers (cost $53,921,013,535)	$59,974,207,707
Affiliated issuers (cost $9,753,465,426)	9,746,494,582

69,720,702,289
Unrealized appreciation on forward currency contracts	26,871,244
Cash	100
Cash denominated in foreign currency (cost $47,094,404)	46,956,440
Receivable for investments sold	51,916,798
Receivable for Fund shares sold	64,155,518
Dividends and interest receivable	121,784,694
Prepaid expenses and other assets	211,202

70,032,598,285

LIABILITIES:
Unrealized depreciation on forward currency contracts	11,515,287
Payable for investments purchased	253,898,856
Payable for Fund shares redeemed	57,317,440
Management fees payable	35,158,057
Accrued expenses	6,236,038

364,125,678

NET ASSETS	$69,668,472,607

NET ASSETS CONSIST OF:
Paid in capital	$65,585,455,711
Undistributed net investment income	986,523,051
Accumulated net realized loss	(2,964,455,533)
Net unrealized appreciation	6,060,949,378

$69,668,472,607

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,592,522,681
Net asset value per share	$43.75

CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2015
INVESTMENT INCOME:
Dividends (net of foreign taxes of $66,679,362)
Unaffiliated issuers	$1,030,498,941
Affiliated issuers	167,220,116
Interest	234,845

1,197,953,902

EXPENSES:
Management fees	205,930,316
Custody and fund accounting fees	4,734,575
Transfer agent fees	6,750,420
Professional services	254,097
Shareholder reports	1,316,016
Registration fees	1,160,784
Trustees’ fees	118,750
Miscellaneous	651,627

220,916,585

NET INVESTMENT INCOME	977,037,317

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments in unaffiliated issuers	(28,732,496)
Invesments in affiliated issuers	104,912,201
Forward currency contracts	292,176,100
Foreign currency transactions	(9,609,977)
Net change in unrealized appreciation/depreciation
Investments	1,252,627,573
Forward currency contracts	(67,240,029)
Foreign currency translation	(385,973)

Net realized and unrealized gain	1,543,747,399

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,520,784,716

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$977,037,317	$1,451,548,384
Net realized gain	358,745,828	2,019,551,822
Net change in unrealized appreciation/depreciation	1,185,001,571	(3,874,051,496)

	2,520,784,716	(402,951,290)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,440,251,048)
Net realized gain	—	—

Total distributions	—	(1,440,251,048)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,819,843,030	19,083,592,819
Reinvestment of distributions	–	1,176,502,813
Cost of shares redeemed	(4,711,911,383)	(7,993,354,008)

Net increase from Fund share transactions	3,107,931,647	12,266,741,624

Total increase in net assets	5,628,716,363	10,423,539,286

NET ASSETS:
Beginning of period	64,039,756,244	53,616,216,958

End of period (including undistributed net investment income of $986,523,051 and $9,485,734, respectively)	$69,668,472,607	$64,039,756,244

SHARE INFORMATION:
Shares sold	178,939,485	427,948,359
Distributions reinvested	—	27,741,165
Shares redeemed	(107,155,613)	(180,756,140)

Net increase in shares outstanding	71,783,872	274,933,384

PAGE 10 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is closed to new investors. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systemically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

During the period, the Fund maintained forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in euro. During the six months ended June 30, 2015, these euro forward currency contracts had U.S. dollar total values ranging from 3% to 5% of net assets.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Consolidation The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2015, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 12 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Consumer Discretionary	$11,208,262,287	$—
Consumer Staples	2,175,811,048	—
Energy	4,097,997,526	—
Financials	16,500,594,208	—
Health Care	8,899,706,122	—
Industrials	5,399,419,067	—
Information Technology	9,993,986,124	—
Materials	3,262,333,686	—
Telecommunication Services	4,362,855,674	—
Preferred Stocks
Energy	1,010,536,848	—
Financials	1,022,496,263	—
Information Technology	521,685,318	—
Short-term Investments
Money Market Fund	69,878,118	—
Repurchase Agreement	—	1,195,140,000

Total Securities	$68,525,562,289	$1,195,140,000

Other Financial Instruments
Forward Currency Contracts	$—	$15,355,957	(b)

(a)

Transfers during the period between Level 1 and Level 2 relate to the use of systematic fair valuation (see Note 1). On days when systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2. There were no Level 3 securities at June 30, 2015 and December 31, 2014, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation/(depreciation).

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as forward currency contracts (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to an ISDA Master Agreement in the Consolidated Statement of Assets and Liabilities. The net amount for Derivatives is disclosed on the Consolidated Portfolio of Investments. At June 30, 2015, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), investments in passive foreign investment companies, foreign capital gain taxes, and foreign currency realized gain (loss). At June 30, 2015, the cost of investments for federal income tax purposes was $63,707,991,362.

Distributions during the periods noted below were characterized as follows for federal income tax purposes.

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Ordinary income	—	$1,440,251,048
		($0.970 per share)

Long-term capital gain	—	—

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

At June 30, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$11,716,026,154
Unrealized depreciation	(5,703,315,227)

Net unrealized appreciation	6,012,710,927
Undistributed ordinary income	987,994,455
Accumulated capital gain(a)	282,505,832
Capital loss carryforward(b)	(3,199,564,411)
(a)	Represents capital gain realized for tax purposes during the period from January 1, 2015 to June 30, 2015.
(b)

Represents accumulated capital loss as of December 31, 2014, which may be carried forward to offset future capital gains. During 2014, the Fund utilized $2,145,426,224 of the capital loss carryforward. If not utilized, the remaining capital loss carryforward will expire as follows:

Expiring in 2017	$2,079,444,182
Expiring in 2018	1,120,120,229

$3,199,564,411

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after January 1, 2011, are not subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2015, amounted to $103,908 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2015, purchases and sales of securities, other than short-term securities, aggregated $8,903,278,544 and $4,791,521,717 respectively.

NOTE 8—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. There was no impact to these financial statements as a result of applying this ASU.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 14 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

NOTE 10—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the six months ended June 30, 2015. Purchase and sale transactions and dividend income earned during the period on these securities were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
AEGON NV (Netherlands)	125,227,471	2,276,863	—	127,504,334	16,565,339		937,040,620
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	28,262,444	3,507,766	—	31,770,210	4,579,929		286,869,550
BR Malls Participacoes SA (Brazil)	54,870,300	—	—	54,870,300	8,160,027		256,959,110
Brother Industries, Ltd. (Japan)	18,185,100	—	(4,260,700)	13,924,400	1,682,895		197,286,511
Hang Lung Group, Ltd. (Hong Kong)	90,430,600	20,093,700	—	110,524,300	8,758,610		486,209,678
Infineon Technologies AG (Germany)	66,414,456	—	—	66,414,456	13,631,230		824,088,884
Kasikornbank PCL—Foreign (Thailand)	123,826,527	13,056,500	—	136,883,027	12,769,287		765,966,221
Kyocera Corp. (Japan)	20,248,000	—	—	20,248,000	9,180,068		1,052,727,246
Lafarge SA (France)	20,035,291	—	—	20,035,291	24,427,989		1,323,204,522
Lanxess AG (Germany)	4,539,680	462,000	—	5,001,680	2,419,062		294,921,030
Millicom International Cellular SA SDR (Luxembourg)	10,088,392	—	—	10,088,392	22,755,923		744,169,280
New Oriental Education & Technology Group, Inc. ADR (Cayman Islands/China)	5,733,700	3,099,829	—	8,833,529	—	(b)	216,598,131
NGK Spark Plug Co., Ltd. (Japan)	14,009,700	1,118,700	(3,008,400)	12,120,000	1,496,336		336,212,771
Saipem SPA (Italy)	35,889,000	10,976,200	—	46,865,200	—	(b)	495,046,467
Smiths Group PLC (United Kingdom)	26,840,600	7,085,600	—	33,926,200	6,369,220		601,830,817
Television Broadcasts, Ltd. (Hong Kong)	40,022,900	—	—	40,022,900	22,201,098		237,249,615
Yamaha Motor Co., Ltd. (Japan)	31,550,100	—	—	31,550,100	6,218,327		690,114,129
Yapi ve Kredi Bankasi AS (Turkey)	234,711,168	4,650,000	(34,984,300)	204,376,868	6,004,776		—	(c)

					$167,220,116		$9,746,494,582

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at period end

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 15

CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2015(a)		2014	2013	2012	2011	2010

Net asset value, beginning of period	$42.11		$43.04	$34.64	$29.24	$35.71	$31.85
Income from investment operations:
Net investment income	0.61		0.98	0.70	0.76	0.78	0.51
Net realized and unrealized gain (loss)	1.03		(0.94)	8.40	5.39	(6.49)	3.85

Total from investment operations	1.64		0.04	9.10	6.15	(5.71)	4.36

Distributions to shareholders from:
Net investment income	—		(0.97)	(0.70)	(0.75)	(0.76)	(0.50)
Net realized gain	—		—	—	—	—	—

Total distributions	—		(0.97)	(0.70)	(0.75)	(0.76)	(0.50)

Net asset value, end of period	$43.75		$42.11	$43.04	$34.64	$29.24	$35.71

Total return	3.89%		0.07%	26.31%	21.03%	(15.97)%	13.69%
Ratios/supplemental data:
Net assets, end of period (millions)	$69,668		$64,040	$53,616	$40,556	$35,924	$43,406
Ratio of expenses to average net assets	0.64	%(b)	0.64%	0.64%	0.64%	0.64%	0.65%
Ratio of net investment income to average net assets	2.85	%(b)	2.39%	1.85%	2.31%	2.23%	1.58%
Portfolio turnover rate	7%		12%	13%	10%	16%	15%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Consolidated Financial Statements

PAGE 16 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 17

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE 18 ▪ DODGE & COX INTERNATIONAL STOCK FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 19

International Stock Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Semi-Annual Report

June 30, 2015

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

6/15 BF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of 1.1% for the six months ending June 30, 2015, compared to 0.8% for the Combined Index(a) (a 60/40 blend of stocks and fixed income securities). On June 30, the Fund’s net assets of $15.4 billion were invested in 72.0% equities(b), 26.5% fixed income securities, and 1.5% net cash.

MARKET COMMENTARY

U.S. equity markets appreciated modestly during the first half of 2015: the S&P 500 rose to a record high in May before retreating to end the period up slightly. After moderating in the first quarter, U.S. economic activity expanded in recent months: labor market conditions improved, household spending grew, and the housing sector reached multi-year highs in existing home sales and building permits. However, these positive developments were tempered by concerns about Greece’s sovereign debt crisis and potential exit from the Eurozone.

The U.S. investment-grade bond market delivered a small negative return for the first half of 2015, the result of rising interest rates and increasing credit yield premiums.(c) U.S. Treasury rates were influenced by a growing expectation that the Federal Reserve (Fed) could increase short-term rates soon, as well as broader-based improvement in U.S. economic activity. Investment-grade corporate bonds returned –0.9%(d) year to date, underperforming comparable-duration(e) Treasuries by 0.6 percentage points in an environment of heavy new issuance, much of it related to M&A financing. Agency-guaranteed(f) mortgage-backed securities (MBS) returned 0.3% for the period with relative performance versus comparable-duration Treasuries varying by coupon.

INVESTMENT STRATEGY

We set the Fund’s asset allocation based on our long-term outlook for the Fund’s equity and fixed income holdings, which currently favors equities. We increased the allocation to equities by 3.3 percentage points during the first half of the year (including a 2.0% increase in the allocation to preferred stocks) due to reasonable equity valuations and concerns about the total returns prospects for fixed income.

Equity Strategy

As long-term investors, we look beyond readily available short-term information and consider ourselves part-owners of companies in which we invest. Our global industry analysts thoroughly research each company and evaluate its financial staying power. As part of our analysis, we assess the strength and depth of management teams and attempt to identify potential risks to their business models and our financial projections.

Each investment opportunity is valued on its potential to generate future earnings and cash flow. Importantly, the company’s executive management team—not shareholders—ultimately determines how cash from operations is deployed (e.g., dividends, share repurchases, debt reduction, capital expenditures, acquisitions). As a result, we incorporate each company’s capital allocation track record and plans into our bottom-up research process.

Accelerating Merger & Acquisition (M&A) Activity

The volume of M&A transactions has grown significantly since 2013, due to an improved lending environment, moderating earnings growth, and strong cash positions. A number of holdings in the equity portfolio are involved in pending transactions, including Baker Hughes, BB&T, Danaher, FedEx, General Electric, Pfizer, and Time Warner Cable.

M&A activity may affect the portfolio, even when it does not involve portfolio holdings. For example, within the Health Care sector (17.3% of the equity portfolio(g)), industry dynamics are driving increased consolidation in the Heath Care Providers and Services industry (Health Care Services).

Health Care Services

Concentration among pharmacy benefit managers (PBMs) has created economies of scale in negotiating drug prices, which helps lower treatment costs. Most recently, UnitedHealth’s OptumRx announced plans to acquire Catamaran. If the deal is successful, the three largest PBMs (Express Scripts, CVS, and OptumRx) will manage over 75% of all prescriptions in the United States, compared to only 44% in 2007. One company that should benefit from further industry consolidation is Express Scripts(h) (the equity portfolio’s largest Health Care Services holding).

Express Scripts

Over the past decade, Express Scripts has benefited significantly from three industry trends: increased generic penetration, mail order pharmacy growth, and industry consolidation. Past rounds of mergers—CVS/Caremark, Express Scripts/Medco Health Solutions (Medco), and SXC Health Solutions/Catalyst Health—created an oligopolistic market structure where the top three players now control over 65% of industry volumes. Following its merger with Medco in 2012, Express Scripts became the largest PBM in the United States. The company now generates over $100 billion in annual revenue and manages 1.3 billion claims, or 30% of all U.S. prescription claims. Today, the company operates three vertically integrated businesses: a basic pharmacy benefit manager, a mail order pharmacy, and a specialty pharmacy. Express Scripts has achieved measurable growth by providing patients with generic drugs. With multiple equivalent treatments available, the company has used its buying power to save money for customers and generate profits; its mission is well aligned with customers looking to reduce health care and pharmacy cost trends. This strategy has boosted generic drug penetration to high levels.

The upcoming challenge for Express Scripts is in specialty drugs, which are used to treat chronic, complex diseases, including cancer, hepatitis, and multiple sclerosis. In the United States, this segment accounts for only 1% of volume, yet 25 to 30% of all drug spending. Biotech companies have maintained pricing power in this segment as disease complexity necessitates innovative and unique therapies. However, at over ten times the price of the average prescription, a need exists to manage the costs of these drugs, which we view as an attractive long-term growth opportunity. Express Scripts, with 30% market share in specialty

PAGE 2 ▪ DODGE & COX BALANCED FUND

drugs, is well positioned to help patients receive needed treatments cost effectively. Given the emergence of biosimilars and substitute treatments for older biotech drugs, Express Scripts’ strategy has the potential to influence prices in this segment.

During the second quarter, we increased the Fund’s position in Express Scripts after weighing the company’s fundamental outlook against its valuation. We believe Express Scripts’ strong business franchise, significant scale advantage, financial stability, growth opportunities, and reasonable valuation at 15.5 times forward earnings present an attractive investment opportunity. On June 30, Express Scripts was a 2.4% position in the equity portfolio.

Fixed Income Strategy

The fixed income portfolio’s current positioning features substantial weightings in corporate bonds and Agency MBS, and smaller weightings in government-related securities and asset-backed securities (ABS). One notable area of portfolio adjustment has been in corporate and government-related credit. Over the past nine months we have added seven new credit issuers to the portfolio and increased several existing holdings, while reducing exposure to less compelling holdings. The net result has been a three percentage point increase to the fixed income portfolio’s credit weighting.

One area of recent focus has been the energy sector, which has experienced volatility since last fall’s plunge in oil prices. These efforts yielded new positions in Kinder Morgan and TransCanada. As midstream energy companies, both issuers are relatively insulated from the first-order effects of lower oil prices because their revenue streams are predominantly fee based. Yet valuations for the entire energy sector declined substantially last fall; at these lower prices, we were able to invest in what we believe are dominant business franchises poised to benefit from growth trends in energy infrastructure in North America.

Another area of focus has been the new issue market—particularly debt issued in connection with M&A activity. The pace of investment-grade new issuance has been unrelenting, topping $700 billion year to date; much of the new debt has financed strategic transactions. In our view, these transactions can offer an attractive entry point to invest in an issuer immediately after a leveraging event, particularly when the industrial logic for the business combination appears sound, and there is a credible path to reducing leverage over our investment horizon. We have participated in a number of these types of new issues this year, including Actavis Plc (now Allergan) and CRH Plc. In each case, we were attracted by the acquisition rationale, resulting business position, ability to generate cash flow for debt repayment, sources of financial flexibility, and compelling relative valuations.

The Fund’s Agency MBS position, currently 35% of the fixed income portfolio, has remained relatively stable in aggregate, although underlying composition has shifted over time. Timing and predictability of MBS cash flows drive total return over time, particularly for the shorter-duration instruments in which we invest. We seek to mitigate these risks by investing in MBS with structures and/or characteristics likely to be more stable over time. For example, we have a substantial position in 15- to 20-year MBS; these securities’ cash flows have been more predictable compared to their 30-year counterparts because prepayment risk declines when loan balances decline relatively quickly and associated refinancing savings decrease. In addition, we have sought to invest in MBS where the underlying mortgage loans appear to be less sensitive to prepayment risk due to less efficient servicing of those loans.

Finally, we have continued to position the fixed income portfolio defensively with respect to interest rate risk, with a duration that is 72% of the Barclays Agg’s duration. This positioning reflects our view that interest rates are likely to rise at a rate that exceeds current market expectations over the next several years, with a corresponding negative impact on the pricing of fixed income securities.

IN CLOSING

Despite trading above their long-term average, U.S. equity market valuations remain reasonable in our opinion: the S&P 500 traded at 17.5 times forward estimated earnings with a 2.1% dividend yield at June 30. Given higher starting valuations, we continue to have a more tempered outlook for long-term equity returns. Corporate balance sheets and cash flows continue to be strong. Over our three- to five-year investment horizon, we continue to believe the Fund’s equity portfolio is well positioned to benefit from long-term global growth opportunities.

Despite recent increases, bond market yields remain very low relative to longer-term history. Given these low starting yields and the potential for interest rates to rise, we expect bond market returns to be quite modest and possibly negative in the near term. Nevertheless, the fixed income portfolio continues to provide an important source of diversification, liquidity, income, and downside protection to the Fund.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2015

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities.

(b)	The Fund’s equity portfolio includes a 68.0% weighting in common stocks and a 4.0% weighting in preferred stocks.
(c)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums results in a higher valuation. Widening yield premiums results in a lower valuation.
(d)	Sector returns as calculated and reported by Barclays.
(e)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(f)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(g)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2015.
(h)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX BALANCED FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Combined Index by 0.3 percentage points year to date. The Fund’s higher allocation to equities had a positive impact on relative results.

EQUITY PORTFOLIO

▪	Returns from holdings in the Financials sector (up 5% compared to flat for the S&P 500 sector) contributed to results. Charles Schwab (up 9%) and Capital One (up 8%) were particularly strong.
▪	The portfolio’s average overweight position (18% versus 15%) and holdings in the Health Care sector (up 11% compared to up 10% for the S&P 500 sector) aided performance.
▪

The portfolio’s average overweight position (24% versus 20%) and holdings in the Information Technology sector (down 6% compared to up 1% for the S&P 500) hurt returns. Hewlett-Packard (down 24%), NetApp (down 23%), and EMC (down 10%) performed poorly.

▪	Returns from holdings in the Consumer Discretionary sector (up 3% compared to up 7% for the S&P 500 sector) detracted from results. Twenty-First Century Fox (down 15%) was particularly weak.

FIXED INCOME PORTFOLIO

▪	The portfolio’s shorter relative duration (approximately 72% of the Barclays U.S. Agg’s duration) added to relative returns, as did its lower exposure to long-term bonds.
▪	Many of the portfolio’s non-U.S. domiciled and/or lower-rated credit holdings performed well, including Cemex, Dillard’s, Petrobras, Rio Oil Finance Trust, and Telecom Italia.
▪	The portfolio’s overweight to corporate bonds (44% versus 23% for the Barclays U.S. Agg) detracted from relative returns.
▪	Though issue-specific performance was positive as a whole, certain credit holdings underperformed, including AT&T, Kinder Morgan, and Time Warner.

Unless otherwise noted, figures cited in this section denote portfolio positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Investment Policy Committee, which is the decision-making body for the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 27 years. The Fixed Income Investment Policy Committee, which is the decision-making body for the Fixed Income portion of the Balanced Fund, is an eight-member committee with an average tenure of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX BALANCED FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2015

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	3.59%	14.09%	6.76%	9.51%
Combined Index(a)	5.29	11.77	6.79	7.91
S&P 500	7.43	17.35	7.90	8.91
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	1.85	3.36	4.44	5.63

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of McGraw Hill Financial. Barclays® is a trademark of Barclays Bank PLC.

(a)

The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2015	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,011.00	$2.66
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.15	2.68
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX BALANCED FUND ▪ PAGE 5

FUND INFORMATION	June 30, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$101.79
Total Net Assets (billions)	$15.4
Expense Ratio	0.53%
Portfolio Turnover Rate (1/1/15 to 6/30/15, unannualized)	11%
30-Day SEC Yield(a)	1.87%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 27 years, and by the Fixed Income Investment Policy Committee, whose eight members’ average tenure is 20 years.

EQUITY PORTFOLIO (72.0%)	Fund
Number of Common Stocks	63
Number of Preferred Stocks	4
Median Market Capitalization (billions)(b)	$48
Price-to-Earnings Ratio(b)(c)	14.9x
Foreign Securities not in the S&P 500(d)	7.0%

SECTOR DIVERSIFICATION (%) (FIVE LARGEST)	Common	Preferred	Total
Financials	17.3	3.6	20.9
Information Technology	15.5	—	15.5
Health Care	12.5	—	12.5
Consumer Discretionary	10.2	0.4	10.6
Energy	6.0	—	6.0

TEN LARGEST EQUITY SECURITIES (%)(e)	Common	Preferred	Total
Wells Fargo & Co.	2.8	1.5	4.3
JPMorgan Chase & Co.	1.3	1.7	3.0
Capital One Financial Corp.	2.8	—	2.8
Hewlett-Packard Co.	2.6	—	2.6
Microsoft Corp.	2.5	—	2.5
Time Warner Cable, Inc.	2.3	—	2.3
Novartis AG (Switzerland)	2.2	—	2.2
Charles Schwab Corp.	2.2	—	2.2
Time Warner, Inc.	2.2	—	2.2
Bank of America Corp.	2.0	—	2.0

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (26.5%)	Fund
Number of Debt Securities	314
Effective Duration (years)	4.1

SECTOR DIVERSIFICATION (%)
U.S. Treasury(f)	2.0
Government-Related	1.9
Mortgage-Related(g)	9.3
Corporate	11.6
Asset-Backed	1.7

CREDIT QUALITY (%)(h)
U.S. Treasury/Agency/GSE(f)	11.4
Aaa	1.1
Aa	0.3
A	2.1
Baa	8.4
Ba	2.4
B	0.8

FIVE LARGEST CORPORATE ISSUERS (%)(e)
Bank of America Corp.	0.5
Telecom Italia SPA	0.5
Verizon Communications, Inc.	0.5
Cox Enterprises, Inc.	0.5
Kinder Morgan, Inc.	0.4

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Excludes the Fund’s preferred stock positions.
(c)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates from third-party sources.
(d)	Foreign stocks are U.S. dollar denominated.
(e)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(f)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(g)	The fixed income portfolio holds 0.3% in Agency multifamily mortgage securities; the Index classifies these securities under CMBS – Agency.
(h)

The credit quality distribution shown for the Fund is based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

PAGE 6 ▪ DODGE & COX BALANCED FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

COMMON STOCKS: 68.0%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 10.2%
CONSUMER DURABLES & APPAREL: 0.4%
Coach, Inc.	1,715,036	$59,357,396

MEDIA: 8.0%
Comcast Corp., Class A	4,784,774	287,756,308
DISH Network Corp., Class A(a)	1,195,032	80,915,617
News Corp., Class A(a)	688,050	10,038,650
Time Warner Cable, Inc.	2,000,883	356,497,324
Time Warner, Inc.	3,817,066	333,649,739
Time, Inc.	96,825	2,227,943
Twenty-First Century Fox, Inc.	4,832,200	157,263,949

		1,228,349,530
RETAILING: 1.8%
CarMax, Inc.(a)	34,966	2,315,099
Liberty Interactive Corp. QVC Group, Series A(a)	2,309,650	64,092,787
Target Corp.	1,685,900	137,620,017
The Priceline Group, Inc.(a)	71,000	81,747,270

		285,775,173

		1,573,482,099
CONSUMER STAPLES: 1.5%
FOOD & STAPLES RETAILING: 1.5%
Wal-Mart Stores, Inc.	3,201,900	227,110,767

ENERGY: 6.0%
Apache Corp.	3,245,317	187,027,619
Baker Hughes, Inc.	2,837,579	175,078,624
Chevron Corp.	1,171,579	113,022,226
National Oilwell Varco, Inc.	2,068,620	99,872,974
Schlumberger, Ltd.(b) (Curacao/United States)	3,329,021	286,928,320
Weatherford International PLC(a),(b) (Ireland)	4,600,000	56,442,000

		918,371,763
FINANCIALS: 17.3%
BANKS: 7.3%
Bank of America Corp.	18,207,100	309,884,842
BB&T Corp.	2,839,584	114,463,631
JPMorgan Chase & Co.	2,929,900	198,530,024
SunTrust Banks, Inc.	1,534,490	66,013,760
Wells Fargo & Co.	7,548,506	424,527,977

		1,113,420,234
DIVERSIFIED FINANCIALS: 8.3%
Bank of New York Mellon Corp.	6,143,635	257,848,361
Capital One Financial Corp.	4,962,659	436,565,112
Charles Schwab Corp.	10,229,900	334,006,235
Goldman Sachs Group, Inc.	1,197,000	249,921,630

		1,278,341,338
INSURANCE: 1.7%
AEGON NV(b) (Netherlands)	11,822,277	87,484,850
MetLife, Inc.	3,180,000	178,048,200

		265,533,050

		2,657,294,622
HEALTH CARE: 12.5%
HEALTH CARE EQUIPMENT & SERVICES: 4.5%
Cigna Corp.	976,216	158,146,992
Express Scripts Holding Co.(a)	2,990,168	265,945,542
Medtronic PLC(b) (Ireland)	720,200	53,366,820
UnitedHealth Group, Inc.	1,690,762	206,272,964

		683,732,318
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 8.0%
GlaxoSmithKline PLC ADR(b) (United Kingdom)	930,050	38,736,583
Merck & Co., Inc.	2,583,175	147,060,153
Novartis AG ADR(b) (Switzerland)	3,464,900	340,738,266

	SHARES	VALUE
Pfizer, Inc.	5,028,417	$168,602,822
Roche Holding AG ADR(b) (Switzerland)	7,350,000	257,764,500
Sanofi ADR(b) (France)	5,685,165	281,586,222

		1,234,488,546

		1,918,220,864
INDUSTRIALS: 3.8%
CAPITAL GOODS: 1.4%
Danaher Corp.	1,111,200	95,107,608
General Electric Co.	3,649,500	96,967,215
Koninklijke Philips NV(b) (Netherlands)	369,707	9,412,740
NOW, Inc.(a)	370,000	7,366,700

		208,854,263
COMMERCIAL & PROFESSIONAL SERVICES: 1.0%
ADT Corp.	2,017,717	67,734,760
Tyco International PLC(b) (Ireland)	2,365,434	91,021,900

		158,756,660
TRANSPORTATION: 1.4%
FedEx Corp.	1,262,254	215,088,082

		582,699,005
INFORMATION TECHNOLOGY: 15.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.7%
Maxim Integrated Products, Inc.	3,031,891	104,827,631

SOFTWARE & SERVICES: 7.4%
Cadence Design Systems, Inc.(a)	1,170,700	23,015,962
eBay, Inc.(a)	2,603,331	156,824,659
Google, Inc., Class A(a)	138,000	74,525,520
Google, Inc., Class C(a)	326,895	170,152,117
Microsoft Corp.	8,724,900	385,204,335
Symantec Corp.	9,534,000	221,665,500
Synopsys, Inc.(a)	2,193,100	111,080,515

		1,142,468,608
TECHNOLOGY, HARDWARE & EQUIPMENT: 7.4%
Cisco Systems, Inc.	4,801,100	131,838,206
Corning, Inc.	4,871,700	96,118,641
EMC Corp.	7,650,000	201,883,500
Hewlett-Packard Co.	13,217,512	396,657,535
Juniper Networks, Inc.	2,303,830	59,830,465
NetApp, Inc.	3,857,187	121,732,822
TE Connectivity, Ltd.(b) (Switzerland)	2,080,536	133,778,465

		1,141,839,634

		2,389,135,873
MATERIALS: 0.7%
Celanese Corp., Series A	1,475,760	106,077,629

TELECOMMUNICATION SERVICES: 0.5%
Sprint Corp.(a)	18,357,072	83,708,248

TOTAL COMMON STOCKS (Cost $6,987,180,481)		$10,456,100,870

PREFERRED STOCKS: 4.0%
CONSUMER DISCRETIONARY: 0.4%
MEDIA: 0.4%
NBCUniversal Enterprise, Inc. 5.25%(d)	53,210	56,602,138

FINANCIALS: 3.6%
BANKS: 3.6%
Citigroup, Inc. 5.95%
7/29/49	5,175	5,097,375
12/31/49	60,975	58,840,875
JPMorgan Chase & Co. 6.10%	254,565	255,455,977
Wells Fargo & Co. 5.875%	227,645	233,062,951

		552,457,178

TOTAL PREFERRED STOCKS (Cost $601,634,856)		$609,059,316

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES: 26.5%

	PAR VALUE	VALUE
U.S. TREASURY: 2.0%
U.S. Treasury Note
0.50%, 1/31/17	$20,000,000	$19,985,940
0.50%, 3/31/17	37,000,000	36,945,092
0.50%, 7/31/17	18,060,000	17,992,275
0.875%, 1/15/18	148,000,000	147,976,912
1.00%, 3/15/18	48,500,000	48,587,154
1.625%, 7/31/19	40,000,000	40,318,760

		311,806,133
GOVERNMENT-RELATED: 1.9%
FEDERAL AGENCY: 0.1%
Small Business Admin. — 504 Program
Series 1996-20L 1, 6.70%, 12/1/16	119,987	123,564
Series 1997-20F 1, 7.20%, 6/1/17	226,704	235,464
Series 1997-20I 1, 6.90%, 9/1/17	331,398	346,337
Series 1998-20D 1, 6.15%, 4/1/18	326,497	347,045
Series 1998-20I 1, 6.00%, 9/1/18	313,102	331,608
Series 1999-20F 1, 6.80%, 6/1/19	298,274	320,539
Series 2000-20D 1, 7.47%, 4/1/20	1,180,599	1,276,526
Series 2000-20E 1, 8.03%, 5/1/20	339,038	368,574
Series 2000-20G 1, 7.39%, 7/1/20	491,664	531,158
Series 2000-20I 1, 7.21%, 9/1/20	337,209	363,753
Series 2001-20E 1, 6.34%, 5/1/21	1,075,561	1,170,925
Series 2001-20G 1, 6.625%, 7/1/21	1,061,016	1,160,481
Series 2003-20J 1, 4.92%, 10/1/23	3,867,668	4,176,601
Series 2007-20F 1, 5.71%, 6/1/27	4,215,015	4,691,860

		15,444,435
FOREIGN AGENCY: 0.6%
Petroleo Brasileiro SA(b) (Brazil)
4.375%, 5/20/23	29,800,000	25,976,660
6.25%, 3/17/24	4,225,000	4,079,111
Petroleos Mexicanos(b) (Mexico)
4.25%, 1/15/25(d)	22,685,000	22,092,921
6.625%, 6/15/35	9,425,000	10,061,188
6.375%, 1/23/45	17,125,000	17,661,012
5.625%, 1/23/46(d)	16,675,000	15,569,448

		95,440,340
LOCAL AUTHORITY: 1.1%
New Jersey Turnpike Authority RB
7.414%, 1/1/40	3,350,000	4,685,846
7.102%, 1/1/41	12,436,000	16,831,256
State of California GO
7.50%, 4/1/34	13,470,000	18,717,373
7.55%, 4/1/39	16,525,000	23,888,044
7.30%, 10/1/39	13,730,000	19,419,987
7.625%, 3/1/40	8,790,000	12,874,098
State of Illinois GO
4.961%, 3/1/16	3,215,000	3,290,617
5.365%, 3/1/17	37,215,000	38,843,156
5.665%, 3/1/18	26,160,000	27,989,630

		166,540,007
SOVEREIGN: 0.1%
Spain Government International(b) (Spain) 4.00%, 3/6/18(d)	11,850,000	12,527,322

		289,952,104
MORTGAGE-RELATED: 9.3%
FEDERAL AGENCY CMO & REMIC: 2.4%
Dept. of Veterans Affairs
Series 1995-1 1, 7.235%, 2/15/25	418,011	475,147
Series 1995-2C 3A, 8.793%, 6/15/25	198,873	244,749
Series 2002-1 2J, 6.50%, 8/15/31	11,600,424	13,306,405
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	2,214,351	2,531,924
Trust 2009-66 ET, 6.00%, 5/25/39	6,025,572	6,544,066

	PAR VALUE	VALUE
Trust 2009-30 AG, 6.50%, 5/25/39	$3,712,055	$4,047,866
Trust 2001-T7 A1, 7.50%, 2/25/41	1,845,474	2,173,928
Trust 2001-T5 A3, 7.50%, 6/19/41	717,037	837,141
Trust 2001-T8 A1, 7.50%, 7/25/41	1,809,697	2,039,688
Trust 2001-T4 A1, 7.50%, 7/25/41	1,818,972	2,180,322
Trust 2001-W3 A, 6.792%, 9/25/41	1,317,810	1,499,235
Trust 2001-T10 A2, 7.50%, 12/25/41	1,596,330	1,859,888
Trust 2013-106 MA, 4.00%, 2/25/42	12,561,565	13,548,966
Trust 2002-W6 2A1, 6.383%, 6/25/42	1,847,404	2,110,646
Trust 2002-W8 A2, 7.00%, 6/25/42	2,331,937	2,679,960
Trust 2003-W2 1A1, 6.50%, 7/25/42	3,712,587	4,247,794
Trust 2003-W2 1A2, 7.00%, 7/25/42	1,429,115	1,662,545
Trust 2003-W4 4A, 6.997%, 10/25/42	2,015,419	2,309,460
Trust 2012-121 NB, 7.00%, 11/25/42	3,573,409	4,180,828
Trust 2012-134 FK, 0.537%, 12/25/42	16,031,643	15,959,741
Trust 2013-15 FA, 0.537%, 3/25/43	22,060,096	22,156,564
Trust 2013-98 FA, 0.737%, 9/25/43	11,217,327	11,327,245
Trust 2013-92 FA, 0.737%, 9/25/43	48,649,547	49,083,014
Trust 2004-T1 1A2, 6.50%, 1/25/44	2,383,253	2,829,409
Trust 2004-W2 5A, 7.50%, 3/25/44	4,865,448	5,583,724
Trust 2004-W8 3A, 7.50%, 6/25/44	800,711	934,384
Trust 2005-W4 1A2, 6.50%, 8/25/45	7,031,870	7,926,183
Trust 2009-11 MP, 7.00%, 3/25/49	8,326,369	9,507,648
Freddie Mac
Series 1078 GZ, 6.50%, 5/15/21	183,621	192,077
Series 16 PK, 7.00%, 8/25/23	2,730,031	3,053,401
Series T-48 1A4, 5.538%, 7/25/33	33,508,322	37,072,535
Series 4240 FA, 0.686%, 8/15/43	10,365,440	10,475,427
Series 314 F2, 0.796%, 9/15/43	23,449,329	23,815,414
Series T-51 1A, 6.50%, 9/25/43	223,530	265,294
Series T-59 1A1, 6.50%, 10/25/43	11,975,268	13,977,414
Series 4281 BC, 5.378%, 12/15/43	76,760,905	83,996,158

		366,636,190
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 6.9%
Fannie Mae, 15 Year
4.00%, 2/1/27-5/1/27	83,856,197	89,599,729
4.50%, 1/1/25-1/1/27	22,138,104	23,751,469
6.00%, 7/1/16-3/1/22	4,146,778	4,304,093
6.50%, 9/1/16-11/1/18	4,088,343	4,221,352
7.00%, 11/1/18	273,527	282,376
7.50%, 9/1/15-8/1/17	461,097	470,004
Fannie Mae, 20 Year
4.00%, 11/1/30-12/1/34	217,397,984	232,389,942
4.50%, 1/1/31-5/1/32	70,771,923	76,775,500
Fannie Mae, 30 Year
4.50%, 1/1/39-9/1/41	31,372,564	34,162,592
5.50%, 7/1/33-8/1/37	21,233,811	23,921,501
6.00%, 9/1/36-8/1/37	27,155,828	31,119,136
6.50%, 12/1/28-8/1/39	31,529,170	36,412,672
7.00%, 4/1/37-8/1/37	10,356,601	12,155,956
Fannie Mae, Hybrid ARM
1.915%, 1/1/35	3,789,061	3,978,288
1.959%, 12/1/34	2,678,363	2,831,647
2.114%, 8/1/35	2,268,123	2,404,821
2.138%, 9/1/34	1,924,694	2,057,166
2.20%, 1/1/35	1,629,656	1,734,087
2.332%, 8/1/38	5,159,937	5,509,230
2.532%, 11/1/43	10,759,684	11,177,979
2.701%, 4/1/44	22,679,222	23,587,980
2.828%, 12/1/44	21,520,979	22,163,103
2.848%, 11/1/44	38,026,154	39,191,390
3.276%, 6/1/41	20,667,824	21,884,026
3.585%, 12/1/40	7,248,893	7,603,466
3.708%, 11/1/40	3,373,194	3,547,022
4.252%, 7/1/39	3,490,215	3,719,504
5.543%, 5/1/37	1,955,264	2,087,049
6.35%, 9/1/36	422,137	441,878

PAGE 8 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Fannie Mae, Multifamily DUS Pool 462086, 5.355%, 11/1/15	$11,207,875	$11,297,361
Freddie Mac, Hybrid ARM
2.216%, 4/1/37	2,903,589	3,082,786
2.279%, 9/1/37	1,557,095	1,660,878
2.479%, 10/1/38	3,169,517	3,373,304
2.628%, 8/1/42	15,625,403	16,193,938
2.679%, 5/1/34	3,307,907	3,548,469
2.691%, 2/1/38	7,728,663	8,383,553
2.921%, 5/1/44	3,349,649	3,456,300
2.971%, 5/1/44	27,256,238	28,262,530
2.974%, 6/1/44	6,757,463	6,984,258
3.185%, 6/1/44	10,571,838	11,078,843
3.588%, 10/1/41	2,433,161	2,535,795
5.316%, 10/1/35	3,911,636	4,144,625
5.877%, 7/1/38	597,468	637,554
6.10%, 1/1/38	821,293	880,592
Freddie Mac Gold, 15 Year
4.00%, 3/1/25-11/1/26	55,786,332	59,434,203
4.50%, 9/1/24-9/1/26	15,572,371	16,636,711
6.00%, 2/1/18	522,355	539,006
6.50%, 5/1/16-9/1/18	1,846,751	1,898,027
Freddie Mac Gold, 20 Year
4.50%, 4/1/31-6/1/31	15,586,822	16,915,808
6.50%, 10/1/26	5,867,217	6,784,939
Freddie Mac Gold, 30 Year
4.50%, 9/1/41-1/1/44	96,591,067	104,467,504
5.50%, 12/1/37	1,311,916	1,478,284
6.00%, 2/1/39	3,368,372	3,831,943
6.50%, 12/1/32-4/1/33	8,842,037	10,190,674
7.00%, 11/1/37-9/1/38	8,647,186	10,008,809
7.47%, 3/17/23	122,877	137,862
7.75%, 7/25/21	381,029	423,766
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	1,054,908	1,230,009
7.97%, 4/15/20-1/15/21	485,494	526,353

		1,063,509,642

		1,430,145,832
ASSET-BACKED: 1.7%
AUTO LOAN: 0.2%
Ford Credit Auto Owner Trust
Series 2014-C A3, 1.06%, 5/15/19	23,000,000	23,017,043
Series 2015-1 A, 2.12%, 7/15/26(d)	11,000,000	10,996,480

		34,013,523
CREDIT CARD: 0.7%
American Express Master Trust Series 2014-3 A, 1.49%, 4/15/20	16,025,000	16,105,510
Chase Issuance Trust
Series 2012-A8 A8, 0.54%, 10/16/17	19,983,000	19,985,478
Series 2013-A8 A8, 1.01%, 10/15/18	14,000,000	14,015,372
Series 2014-A1 A1, 1.15%, 1/15/19	18,400,000	18,436,690
Series 2014-A6 A6, 1.26%, 7/15/19	6,500,000	6,502,385
Series 2014-A7 A7, 1.38%, 11/15/19	29,200,000	29,254,253

		104,299,688
OTHER: 0.5%
Rio Oil Finance Trust(b) (Brazil)
6.25%, 7/6/24(d)	44,525,000	43,745,813
6.75%, 1/6/27(d)	42,925,000	41,637,250

		85,383,063

	PAR VALUE	VALUE
STUDENT LOAN: 0.3%
SLM Student Loan Trust (Private Loans)
Series 2014-A A2A, 2.59%, 1/15/26(d)	$5,250,000	$5,330,598
Series 2012-B A2, 3.48%, 10/15/30(d)	9,725,000	10,069,761
Series 2012-E A2A, 2.09%, 6/15/45(d)	13,775,000	13,871,425
Series 2012-C A2, 3.31%, 10/15/46(d)	10,100,000	10,467,276

		39,739,060

		263,435,334
CORPORATE: 11.6%
FINANCIALS: 3.8%
Anthem, Inc. 4.35%, 8/15/20	9,305,000	10,060,287
Bank of America Corp.
5.30%, 3/15/17	19,000,000	20,121,532
7.625%, 6/1/19	6,800,000	8,063,943
5.625%, 7/1/20	5,030,000	5,662,975
4.20%, 8/26/24	5,825,000	5,802,714
6.625%, 5/23/36(c)	37,275,000	41,808,572
Barclays PLC(b) (United Kingdom) 4.375%, 9/11/24	23,275,000	22,322,261
BNP Paribas SA(b) (France) 4.25%, 10/15/24	31,175,000	30,866,149
Boston Properties, Inc.
5.625%, 11/15/20	3,850,000	4,394,883
3.85%, 2/1/23	7,800,000	7,977,380
3.125%, 9/1/23	17,550,000	17,037,154
3.80%, 2/1/24	11,175,000	11,294,170
Capital One Financial Corp. 3.50%, 6/15/23	42,579,000	41,851,921
Cigna Corp.
7.65%, 3/1/23	9,705,000	12,088,926
7.875%, 5/15/27	21,888,000	29,084,840
8.30%, 1/15/33	8,845,000	11,198,778
Citigroup, Inc. 7.875%, 10/30/40(c)	43,080,925	44,735,233
Equity Residential
4.625%, 12/15/21	14,054,000	15,318,228
3.00%, 4/15/23	14,775,000	14,304,490
Health Net, Inc. 6.375%, 6/1/17	13,275,000	14,038,312
HSBC Holdings PLC(b) (United Kingdom)
5.10%, 4/5/21	3,625,000	4,036,865
6.50%, 5/2/36	23,190,000	27,499,792
6.50%, 9/15/37	15,315,000	18,426,227
JPMorgan Chase & Co. 8.75%, 9/1/30(c)	23,042,000	32,392,674
Lloyds Banking Group PLC(b) (United Kingdom) 4.50%, 11/4/24	11,550,000	11,540,310
Navient Corp.
3.875%, 9/10/15	7,625,000	7,634,531
6.00%, 1/25/17	14,285,000	14,856,400
4.625%, 9/25/17	9,550,000	9,705,188
8.45%, 6/15/18	11,855,000	13,174,461
Royal Bank of Scotland Group PLC(b) (United Kingdom)
6.125%, 12/15/22	48,416,000	52,074,410
6.00%, 12/19/23	3,250,000	3,437,213
Unum Group
7.19%, 2/1/28	8,305,000	9,885,832
7.25%, 3/15/28	2,030,000	2,497,379
6.75%, 12/15/28	11,368,000	13,778,630

		588,972,660

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
INDUSTRIALS: 7.4%
Allergan PLC(b) (Ireland)
3.00%, 3/12/20	$19,550,000	$19,603,020
3.80%, 3/15/25	10,870,000	10,661,666
AT&T, Inc.
3.40%, 5/15/25	6,725,000	6,385,219
6.55%, 2/15/39	7,675,000	8,791,751
5.35%, 9/1/40	27,575,000	27,061,360
4.75%, 5/15/46	7,000,000	6,337,142
Becton, Dickinson and Co. 3.734%, 12/15/24	5,725,000	5,697,234
Burlington Northern Santa Fe LLC(f)
8.251%, 1/15/21	664,906	767,951
3.85%, 9/1/23	2,150,000	2,225,547
5.72%, 1/15/24	9,043,583	10,143,527
5.342%, 4/1/24	9,422,120	10,345,017
5.629%, 4/1/24	14,263,983	15,889,321
Cemex SAB de CV(b) (Mexico)
6.50%, 12/10/19(d)	22,500,000	23,618,250
6.00%, 4/1/24(d)	10,575,000	10,466,078
5.70%, 1/11/25(d)	12,475,000	11,897,408
6.125%, 5/5/25(d)	8,100,000	7,992,270
Cox Enterprises, Inc.
3.25%, 12/15/22(d)	15,740,000	14,986,023
2.95%, 6/30/23(d)	37,166,000	34,208,107
3.85%, 2/1/25(d)	19,625,000	18,832,464
CRH PLC(b) (Ireland) 3.875%, 5/18/25(d)	17,100,000	16,919,116
CSX Corp. 9.75%, 6/15/20	5,231,000	6,827,067
Dillard’s, Inc.
7.13%, 8/1/18	3,606,000	4,065,765
7.875%, 1/1/23	8,660,000	10,283,750
7.75%, 7/15/26	50,000	57,875
7.75%, 5/15/27	540,000	625,050
7.00%, 12/1/28	15,135,000	16,724,175
Dow Chemical Co.
8.55%, 5/15/19	12,775,000	15,565,379
7.375%, 11/1/29	17,000,000	21,391,950
9.40%, 5/15/39	9,677,000	14,523,880
FedEx Corp.
8.00%, 1/15/19	6,965,000	8,320,723
6.72%, 7/15/23	10,561,140	12,211,846
Ford Motor Credit Co. LLC(f)
5.75%, 2/1/21	12,700,000	14,239,138
5.875%, 8/2/21	11,350,000	12,908,355
4.25%, 9/20/22	9,593,000	9,978,811
4.375%, 8/6/23	3,775,000	3,929,986
HCA Holdings, Inc. 6.50%, 2/15/16	43,180,000	44,502,172
Hewlett-Packard Co. 3.30%, 12/9/16	9,955,000	10,217,434
Kinder Morgan, Inc.
4.30%, 6/1/25	36,515,000	35,394,720
5.50%, 3/1/44	30,530,000	28,423,857
Lafarge SA(b) (France)
6.20%, 7/9/15(d)	4,600,000	4,597,930
6.50%, 7/15/16	35,915,000	37,620,963
Macy’s, Inc.
6.90%, 1/15/32	49,699,000	61,273,798
6.70%, 7/15/34	1,390,000	1,688,162
Naspers, Ltd.(b) (South Africa) 6.00%, 7/18/20(d)	21,900,000	23,745,075
Norfolk Southern Corp. 9.75%, 6/15/20	7,224,000	9,442,389

	PAR VALUE	VALUE
Reed Elsevier PLC(b) (United Kingdom)
8.625%, 1/15/19	$4,901,000	$5,890,105
3.125%, 10/15/22	22,133,000	21,547,139
Sprint Corp. 6.00%, 12/1/16	24,367,000	25,250,304
Telecom Italia SPA(b) (Italy)
6.999%, 6/4/18	17,100,000	18,830,520
7.175%, 6/18/19	27,527,000	30,933,466
5.303%, 5/30/24(d)	10,000,000	9,962,500
7.20%, 7/18/36	11,596,000	12,668,630
7.721%, 6/4/38	7,062,000	7,944,750
Time Warner Cable, Inc.
8.75%, 2/14/19	13,840,000	16,426,917
8.25%, 4/1/19	33,815,000	39,744,054
Time Warner, Inc.
7.625%, 4/15/31	31,348,000	40,708,043
7.70%, 5/1/32	14,374,000	18,836,020
TransCanada Corp.(b) (Canada) 5.625%, 5/20/75(c)	15,000,000	15,131,250
Twenty-First Century Fox, Inc.
6.15%, 3/1/37	15,000,000	17,293,230
6.65%, 11/15/37	1,638,000	1,987,454
Union Pacific Corp.
5.866%, 7/2/30	26,813,526	30,832,321
6.176%, 1/2/31	9,502,340	11,306,207
Verizon Communications, Inc.
4.15%, 3/15/24	12,750,000	13,069,209
4.272%, 1/15/36(d)	11,847,000	10,626,024
6.55%, 9/15/43	38,476,000	44,985,908
Vulcan Materials Co. 7.50%, 6/15/21	20,340,000	23,391,000
Xerox Corp.
6.35%, 5/15/18	28,585,000	31,840,603
4.50%, 5/15/21	19,161,000	20,333,213

		1,140,927,588
UTILITIES: 0.4%
Dominion Resources, Inc. 5.75%, 10/1/54(c)	21,175,000	22,074,535
Enel SPA(b) (Italy)
6.80%, 9/15/37(d)	18,700,000	22,479,663
6.00%, 10/7/39(d)	8,550,000	9,464,593

		54,018,791

		1,783,919,039

TOTAL DEBT SECURITIES (Cost $3,901,867,242)		$4,079,258,442

PAGE 10 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

SHORT-TERM INVESTMENTS: 1.3%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$15,360,262	$15,360,262

REPURCHASE AGREEMENT: 1.2%
Fixed Income Clearing Corporation(e) 0.01%, dated 6/30/15, due 7/1/15, maturity value $187,541,052	187,541,000	187,541,000

TOTAL SHORT-TERM INVESTMENTS (Cost $202,901,262)		$202,901,262

TOTAL INVESTMENTS (Cost $11,693,583,841)	99.8%	$15,347,319,890
OTHER ASSETS LESS LIABILITIES	0.2%	35,501,383

NET ASSETS	100.0%	$15,382,821,273

(a)	Non-income producing
(b)	Security denominated in U.S. dollars
(c)	Hybrid security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, all such securities in total represented $462,705,933 or 3.1% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(e)	Repurchase agreement is collateralized by U.S. Treasury Note 1.75-2.125%, 8/31/21-2/28/22. Total collateral value is $191,293,881.
(f)	Subsidiary (see below)

In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed — the country of incorporation and the country designated by an appropriate index, respectively.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note— Short Position	1,347	Sep 2015	$(169,953,516)	$638,705
Long-Term U.S. Treasury Bond— Short Position	878	Sep 2015	(135,266,875)	3,132,905

				$3,771,610

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 11

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2015
ASSETS:
Investments, at value (cost $11,693,583,841)	$15,347,319,890
Cash held at broker	5,151,167
Receivable for investments sold	24,841,223
Receivable from broker for variation margin	96,969
Receivable for Fund shares sold	6,375,833
Dividends and interest receivable	51,368,962
Prepaid expenses and other assets	61,968

15,435,216,012

LIABILITIES:
Payable for investments purchased	37,033,389
Payable for Fund shares redeemed	7,797,917
Management fees payable	6,411,515
Accrued expenses	1,151,918

52,394,739

NET ASSETS	$15,382,821,273

NET ASSETS CONSIST OF:
Paid in capital	$11,463,276,693
Undistributed net investment income	2,603,869
Undistributed net realized gain	259,433,052
Net unrealized appreciation	3,657,507,659

$15,382,821,273

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	151,129,034
Net asset value per share	$101.79

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2015
INVESTMENT INCOME:
Dividends (net of foreign taxes of $3,724,034)	$112,334,693
Interest	93,452,373

205,787,066

EXPENSES:
Management fees	38,465,970
Custody and fund accounting fees	475,616
Transfer agent fees	1,020,728
Professional services	57,040
Shareholder reports	232,921
Registration fees	158,423
Trustees’ fees	118,750
Miscellaneous	524,295

41,053,743

NET INVESTMENT INCOME	164,733,323

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	257,948,465
Treasury futures contracts	(6,125,343)
Net change in unrealized appreciation/depreciation
Investments	(255,268,284)
Treasury futures contracts	11,439,275

Net realized and unrealized gain	7,994,113

NET INCREASE IN NET ASSETS FROM OPERATIONS	$172,727,436

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$164,733,323	$298,744,812
Net realized gain	251,823,122	399,919,057
Net change in unrealized appreciation/depreciation	(243,829,009)	567,009,703

	172,727,436	1,265,673,572

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(165,629,835)	(298,877,158)
Net realized gain	(106,037,246)	(359,115,663)

Total distributions	(271,667,081)	(657,992,821)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	830,348,653	1,944,425,723
Reinvestment of distributions	257,219,543	624,013,075
Cost of shares redeemed	(1,070,884,844)	(2,114,967,089)

Net increase from Fund share transactions	16,683,352	453,471,709

Total increase/(decrease) in net assets	(82,256,293)	1,061,152,460

NET ASSETS:
Beginning of period	15,465,077,566	14,403,925,106

End of period (including undistributed net investment income of $2,603,869 and $3,500,381, respectively)	$15,382,821,273	$15,465,077,566

SHARE INFORMATION:
Shares sold	8,115,659	19,199,410
Distributions reinvested	2,542,643	6,142,973
Shares redeemed	(10,440,953)	(20,958,749)

Net increase in shares outstanding	217,349	4,383,634

PAGE 12 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Portfolio securities and other financial instruments for which market quotes are readily available are valued at market value. Listed securities are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Debt securities (including certain preferred stocks) and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

DODGE & COX BALANCED FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS (unaudited)

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2015, these Treasury futures contracts had notional values ranging from 1% to 3% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks(b)	$10,456,100,870		$—
Preferred Stocks	—		609,059,316
Debt Securities
U.S. Treasury	—		311,806,133
Government-Related	—		289,952,104
Mortgage-Related	—		1,430,145,832
Asset-Backed	—		263,435,334
Corporate	—		1,783,919,039
Short-term Investments
Money Market Fund	15,360,262		—
Repurchase Agreement	—		187,541,000

Total Securities	$10,471,461,132		$4,875,858,758

Other Financial Instruments
Treasury Futures Contracts	$3,771,610	(c)	$—

(a)

U.S. Treasury securities were transferred from Level 1 to Level 2 during the period. There were no Level 3 securities at June 30, 2015 and December 31, 2014, and there were no transfers to Level 3 during the period.

(b)	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Portfolio of Investments.
(c)	Represents net unrealized appreciation/(depreciation).

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

PAGE 14 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At June 30, 2015, the cost of investments for federal income tax purposes was $11,693,583,849.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Ordinary income	$169,395,362	$357,296,853
	($1.125 per share)	($2.417 per share)

Long-term capital gain	$102,271,719	$300,695,968
	($0.679 per share)	($2.020 per share)

At June 30, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$3,869,711,796
Unrealized depreciation	(215,975,755)

Net unrealized appreciation	3,653,736,041
Undistributed ordinary income	10,058,422
Undistributed long-term capital gain	255,750,117

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2015, amounted to $23,185 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2015, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,234,706,422 and $1,102,838,572, respectively. For the six months ended June 30, 2015, purchases and sales of U.S. government securities aggregated $368,265,426 and $576,876,842, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. There was no impact to these financial statements as a result of applying this ASU.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX BALANCED FUND ▪ PAGE 15

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2015(a)		2014	2013	2012	2011	2010

Net asset value, beginning of period	$102.48		$98.30	$78.06	$67.45	$70.22	$64.03
Income from investment operations:
Net investment income	1.09		2.03	1.66	1.65	1.62	1.41
Net realized and unrealized gain (loss)	0.02		6.59	20.30	10.62	(2.77)	6.30

Total from investment operations	1.11		8.62	21.96	12.27	(1.15)	7.71

Distributions to shareholders from:
Net investment income	(1.10)		(2.03)	(1.65)	(1.66)	(1.62)	(1.52)
Net realized gain	(0.70)		(2.41)	(0.07)	—	—	—

Total distributions	(1.80)		(4.44)	(1.72)	(1.66)	(1.62)	(1.52)

Net asset value, end of period	$101.79		$102.48	$98.30	$78.06	$67.45	$70.22

Total return	1.10%		8.85%	28.37%	18.32%	(1.66)%	12.23%
Ratios/supplemental data:
Net assets, end of period (millions)	$15,383		$15,465	14,404	$12,217	$12,220	$14,849
Ratio of expenses to average net assets	0.53	%(b)	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.14	%(b)	2.00%	1.85%	2.21%	2.26%	2.13%
Portfolio turnover rate	11%		23%	25%	16%	19%	12%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 16 ▪ DODGE & COX BALANCED FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX BALANCED FUND ▪ PAGE 17

[THIS PAGE INTENTIONALLY LEFT BLANK]

PAGE 18 ▪ DODGE & COX BALANCED FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX BALANCED FUND ▪ PAGE 19

Balanced Fund

dodgeandcox.com

For Fund literature, transactions, and account information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Semi-Annual Report

June 30, 2015

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

6/15 IF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 0.1% for the six months ending June 30, 2015, compared to a total return of –0.1% for the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg). On June 30, the Fund had net assets of $44.3 billion with net cash of 1.1%.

MARKET COMMENTARY

The U.S. investment-grade bond market delivered a small negative return for the first half of 2015, the result of rising interest rates and increasing credit yield premiums. U.S. Treasury rates were influenced by a growing expectation that the Federal Reserve (Fed) could increase short-term rates as soon as the second half of 2015, as well as broader-based improvement in U.S. economic activity. Global developments also affected valuations.

The U.S. economic recovery continued in the first half of 2015, notwithstanding a 0.2% decline in first quarter annualized GDP growth; market expectations are for annualized growth of 2.5% or higher over the coming quarters. Important segments of the economy began to show signs of life. Existing home sales and building permits reached multi-year highs, consumer confidence measures improved, and labor market conditions remained strong, with the unemployment rate reaching a new post-crisis low (5.3%, released in early July). In recognition of these trends, the Fed’s post-meeting statements reflected expectations for economic activity to strengthen and inflation to rise from abnormally low levels.

Investment-grade corporate bonds returned –0.9%(a) year to date, underperforming comparable-duration(b) Treasuries by 0.6 percentage points in an environment of heavy new issuance, much of it related to M&A financing, and some deterioration in credit fundamentals in certain sectors. The Financial Institutions sub-sector has been somewhat insulated from these influences, leading to better returns (–0.1%) than the Industrials (–1.1%) and Utilities (–2.7%) sub-sectors. Agency-guaranteed(c) mortgage-backed securities (MBS) returned 0.3% for the period; relative performance versus comparable-duration Treasuries varied by coupon. Lower-coupon MBS underperformed Treasuries, given the increase in Treasury rates and extension of MBS durations, while higher-coupon MBS (5.5% and greater) outperformed in the benign prepayment environment.

INVESTMENT STRATEGY

The Fund’s current positioning features substantial weightings in corporate bonds and Agency MBS, smaller weightings in government-related securities and asset-backed securities (ABS), and a duration that is 72% of the Barclays Agg. While the Fund’s overall positioning has remained relatively stable, we have continued to make incremental shifts in response to changes in valuation and/or fundamentals.

One notable area of portfolio adjustment has been in corporate and government-related credit. From late 2013 through September 2014, with broad corporate bond valuations less compelling than in previous years, we reduced the Fund’s credit weighting by 12 percentage points through careful examination of each issuer weighting relative to its valuation and fundamental credit profile. Since that time, global volatility, some deterioration in industrial credit profiles, and massive amounts of new corporate issuance have contributed to wider yield premiums(d) (approximately 50% wider over the past year) and created attractive entry points for us to selectively add to the Fund’s credit portfolio. Over the past nine months we have added seven new issuers to the Fund and increased several existing holdings, while reducing exposure to less compelling holdings. The net result has been a three percentage point increase to the Fund’s credit weighting.

Our organizational structure provides an important advantage in sourcing new opportunities in a market environment of wider spreads, heightened volatility, and issuer-specific risks. Our industry analysts, who cover issuers from a debt and equity perspective and have in-depth knowledge of a large number of issuers, partner with our fixed income investment team to sift through the opportunity set and source interesting long-term investments.

Our research efforts have focused on two main areas. The first is industries that have experienced heightened volatility, such as the Energy sector (given last fall’s plunge in oil prices), which yielded new positions in Kinder Morgan and TransCanada. As midstream energy companies, both issuers are relatively insulated from the first-order effects of lower oil prices because their revenue streams are predominantly fee based. Yet valuations for the entire energy sector declined substantially last fall; at these lower prices, we were able to invest in what we believe are dominant business franchises poised to benefit from growth trends in energy infrastructure in North America.

The second area is the new issue market—debt issued in connection with M&A activity in particular. The pace of investment-grade new issuance has been unrelenting, topping $700 billion year to date; much of this has financed strategic transactions. In our view, these transactions can offer an attractive entry point to invest in an issuer immediately after a leveraging event, particularly when the industrial logic for the business combination appears sound and there is a credible path to reducing leverage over our investment horizon. We have participated in a number of these types of new issues this year, including Actavis Plc (now Allergan) and CRH Plc. In each case, we were attracted by the acquisition rationale, resulting business position, ability to generate cash flow for debt repayment, sources of financial flexibility, and compelling relative valuations.

While industrial credit profiles, generally speaking, have deteriorated slightly as leverage metrics have crept up, we view default risk among the Fund’s holdings as quite low, debt servicing capacity as robust, balance sheets as generally healthy, and the prospects for moderate economic growth supportive of corporate valuations. However, we continue to monitor the Fund portfolio closely for potential risks in the current environment.

The Fund’s Agency MBS position, currently 34%(e) of the portfolio, has remained relatively stable in aggregate, although

PAGE 2 ▪ DODGE & COX INCOME FUND

underlying composition has shifted over time. As with the credit portfolio, we undertake fundamental research to identify attractive long-term investment opportunities. Because of the Agency/GSE guarantee accorded the Fund’s MBS holdings, credit risk is minimal, so we analyze borrower and loan structure characteristics as key fundamentals. Timing and predictability of MBS cash flows drive total return over time, particularly for the shorter-duration instruments in which we invest. We seek to mitigate these risks by investing in MBS with structures and/or characteristics likely to be more stable over time. For example, we have a substantial position in 15- to 20-year MBS; these securities’ cash flows have been more predictable compared to their 30-year counterparts because prepayment risk declines when loan balances decline relatively quickly and associated refinancing savings decrease. In addition, we have sought to invest in MBS where the underlying mortgage loans appear to be less sensitive to prepayment risk due to less efficient servicing of those loans. In both of these instances, the reduced likelihood of prepayments makes it more likely the Fund will benefit from the above-market income stream for a longer period of time.

Finally, we have continued to position the Fund defensively with respect to interest rate risk, with a duration that is just over 70% of the Barclays Agg’s duration. This positioning reflects our view that interest rates are likely to rise at a rate that exceeds current market expectations over the next several years. Against the backdrop of an improving U.S. economy, the Fed is poised to begin raising interest rates for the first time since its last tightening cycle began in 2004. The timing of the first rate hike is uncertain, but likely to be this year. Of greater importance to us is the pace of future rate hikes over time relative to the market’s expectation of that pace; current U.S. Treasury valuations reflect assumptions of a very slow pace of tightening and a lower equilibrium rate than past tightening cycles. We believe that the underlying and broader-based strength of the U.S. economy, combined with somewhat improved global economic growth, could lead to interest rates rising at a faster pace than is currently built into valuations. However, we expect the path will not be linear, given uncertainties associated with the Greek debt crisis, a slower pace of growth in China, and other factors.

IN CLOSING

Despite recent increases, bond market yields remain quite low relative to longer-term history. Given these low starting yields and the potential for interest rates to rise, we expect bond market returns to be quite modest and possibly negative in the near term. Nevertheless, we believe the Fund has the potential to provide reasonable relative returns over longer time periods given its current positioning. As timing markets is very difficult, we counsel shareholders to have a long-term investment horizon. In addition, bonds continue to play an important role in an investment portfolio, providing diversification, liquidity, income, and downside protection—important for any diversified investment strategy.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2015

(a)	Sector returns as calculated and reported by Barclays.
(b)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	Yield premiums are one way to measure a security’s valuation. Narrowing yield premiums results in a higher valuation. Widening yield premiums results in a lower valuation.
(e)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2015.

DODGE & COX INCOME FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Barclays U.S. Agg by 0.2 percentage points year to date.

Key Contributors to Relative Results

▪	The Fund’s shorter relative duration (approximately 70% of the Barclays U.S. Agg’s duration) added to relative returns, as did its lower exposure to long-term bonds.
▪

Brazil-related credit holdings Petrobras and Rio Oil Finance Trust performed well after Petrobras released audited financial statements and took steps to improve liquidity and corporate governance. Other strong performers in credit included Dominion Resources hybrid securities, HSBC, and Telecom Italia.

▪	The Fund’s Agency MBS holdings performed well on an “excess return” basis, adding to relative returns.
▪	The Fund’s nominal yield advantage benefited returns.

Key Detractors from Relative Results

▪	The Fund’s overweight to corporate bonds (39% versus 23% for the Barclays U.S. Agg) detracted from relative returns.
▪	Though issue-specific performance was positive as a whole, certain credit holdings underperformed, including AT&T, Kinder Morgan, and Time Warner.

Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Fixed Income Investment Policy Committee, which is the decision-making body for the Income Fund, is an eight-member committee with an average tenure at Dodge & Cox of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

PAGE 4 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 2005

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2015

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Income Fund	0.97%	4.31%	5.12%	6.05%
Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg)	1.85	3.36	4.44	5.63

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable debt securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2015	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,000.90	$2.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.64	2.18
*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 5

FUND INFORMATION	June 30, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$13.60
Total Net Assets (billions)	$44.3
30-Day SEC Yield(a)	2.77%
2014 Expense Ratio (per 5/1/15 Prospectus)	0.44%
Expense Ratio (1/1/15 to 6/30/15, annualized)	0.43%
Portfolio Turnover Rate (1/1/15 to 6/30/15, unannualized)	9%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose eight members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays U.S. Agg
Number of Debt Securities	923	9,496
Effective Duration (years)	4.1	5.6

FIVE LARGEST CORPORATE ISSUERS (%)(b)	Fund
Bank of America Corp.	1.9
Cox Enterprises, Inc.	1.8
Verizon Communications, Inc.	1.7
Telecom Italia SPA	1.6
Citigroup, Inc.	1.5

CREDIT QUALITY (%)(c)	Fund		Barclays U.S. Agg
U.S. Treasury/Agency/GSE(d)	43.6		67.5
Aaa	5.9		4.9
Aa	0.9		3.5
A	9.1		11.4
Baa	29.5		12.7
Ba	7.4		0.0
B	2.5		0.0
Caa	0.0	(e)	0.0
Cash Equivalents	1.1		0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION(%)	Fund	Barclays U.S. Agg
U.S. Treasury(d)	9.6	36.1
Government-Related	7.2	9.3
Mortgage-Related(f)	33.7	28.2
Corporate	40.4	23.9
Asset-Backed/Commercial Mortgage-Backed(g)	8.0	2.5
Cash Equivalents	1.1	0.0

MATURITY DIVERSIFICATION(%)(d)	Fund	Barclays U.S. Agg
0-1 Years to Maturity	3.7	0.0
1-5	51.0	43.9
5-10	28.3	41.2
10-15	1.5	2.5
15-20	4.4	1.6
20-25	6.6	3.5
25 and Over	4.5	7.3

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(c)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to determine compliance with the quality requirements stated in its prospectus. On that basis, the Fund held 4.9% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(d)	Data as presented excludes the Fund’s position in Treasury futures contracts.
(e)	Rounds to 0.0%.
(f)	The Fund holds 0.4% in Agency multifamily mortgage securities; the Index classifies these securities under CMBS – Agency.
(g)	Commercial mortgage-backed securities are a component of the Barclays U.S. Aggregate but are not currently held by the Fund.

PAGE 6 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES: 98.9%

	PAR VALUE	VALUE
U.S. TREASURY: 9.6%
U.S. Treasury Note
1.00%, 3/31/17	$150,000,000	$151,078,200
0.875%, 5/15/17	280,000,000	281,225,000
0.50%, 7/31/17	621,000,000	618,671,250
1.00%, 9/15/17	250,000,000	251,386,750
0.625%, 9/30/17	600,000,000	598,171,800
1.50%, 8/31/18	750,000,000	759,258,000
1.50%, 2/28/19	496,995,000	500,838,759
1.625%, 7/31/19	600,000,000	604,781,400
1.625%, 12/31/19	500,000,000	501,601,500

		4,267,012,659
GOVERNMENT-RELATED: 7.2%
FEDERAL AGENCY: 0.3%
Small Business Admin. — 504 Program
Series 1997-20E 1, 7.30%, 5/1/17	41,660	43,247
Series 1997-20H 1, 6.80%, 8/1/17	10,908	11,462
Series 1997-20J 1, 6.55%, 10/1/17	147,657	154,322
Series 1997-20L 1, 6.55%, 12/1/17	6,708	6,963
Series 1998-20B 1, 6.15%, 2/1/18	17,693	18,689
Series 1998-20C 1, 6.35%, 3/1/18	593,876	635,129
Series 1998-20H 1, 6.15%, 8/1/18	288,612	306,716
Series 1998-20L 1, 5.80%, 12/1/18	162,626	171,695
Series 1999-20C 1, 6.30%, 3/1/19	160,729	170,231
Series 1999-20E 1, 6.30%, 5/1/19	4,580	4,867
Series 1999-20G 1, 7.00%, 7/1/19	296,339	317,993
Series 1999-20I 1, 7.30%, 9/1/19	142,625	154,797
Series 2000-20C 1, 7.625%, 3/1/20	8,209	8,884
Series 2000-20G 1, 7.39%, 7/1/20	5,216	5,635
Series 2001-20G 1, 6.625%, 7/1/21	1,279,412	1,399,350
Series 2001-20L 1, 5.78%, 12/1/21	3,656,506	3,935,564
Series 2002-20A 1, 6.14%, 1/1/22	26,803	29,276
Series 2002-20L 1, 5.10%, 12/1/22	1,027,645	1,106,103
Series 2003-20G 1, 4.35%, 7/1/23	67,806	71,413
Series 2004-20L 1, 4.87%, 12/1/24	1,508,078	1,611,911
Series 2005-20B 1, 4.625%, 2/1/25	2,863,092	3,065,135
Series 2005-20D 1, 5.11%, 4/1/25	125,389	135,831
Series 2005-20E 1, 4.84%, 5/1/25	4,630,302	4,974,219
Series 2005-20G 1, 4.75%, 7/1/25	4,912,620	5,267,293
Series 2005-20H 1, 5.11%, 8/1/25	67,101	72,742
Series 2005-20I 1, 4.76%, 9/1/25	5,941,418	6,370,059
Series 2006-20A 1, 5.21%, 1/1/26	5,798,133	6,255,743
Series 2006-20B 1, 5.35%, 2/1/26	1,757,570	1,919,870
Series 2006-20C 1, 5.57%, 3/1/26	8,121,973	8,887,616
Series 2006-20G 1, 6.07%, 7/1/26	15,386,470	17,224,978
Series 2006-20H 1, 5.70%, 8/1/26	131,205	145,317
Series 2006-20I 1, 5.54%, 9/1/26	270,036	295,536
Series 2006-20J 1, 5.37%, 10/1/26	5,116,049	5,548,772
Series 2006-20L 1, 5.12%, 12/1/26	4,051,527	4,388,708
Series 2007-20A 1, 5.32%, 1/1/27	9,870,098	10,835,909
Series 2007-20C 1, 5.23%, 3/1/27	15,132,988	16,601,130
Series 2007-20D 1, 5.32%, 4/1/27	15,162,028	16,648,646
Series 2007-20G 1, 5.82%, 7/1/27	10,276,475	11,450,524

		130,252,275
FOREIGN AGENCY: 2.3%
Export-Import Bank of Korea(c) (South Korea) 4.00%, 1/11/17	19,780,000	20,552,943
Petroleo Brasileiro SA(c) (Brazil)
5.75%, 1/20/20	43,955,000	43,552,372
5.375%, 1/27/21	187,220,000	180,161,806
4.375%, 5/20/23	38,625,000	33,669,413
6.25%, 3/17/24	80,805,000	78,014,803
Petroleos Mexicanos(c) (Mexico)
4.875%, 1/18/24	121,415,000	124,450,375
4.25%, 1/15/25(b)	97,765,000	95,213,334

	PAR VALUE	VALUE
4.50%, 1/23/26(b)	$15,065,000	$14,724,531
6.625%, 6/15/35	102,290,000	109,194,575
5.50%, 6/27/44	5,900,000	5,428,000
5.50%, 6/27/44(b)	36,075,000	33,189,000
6.375%, 1/23/45	119,000,000	122,724,700
5.625%, 1/23/46(b)	190,720,000	178,075,264

		1,038,951,116
LOCAL AUTHORITY: 4.4%
L.A. Unified School District GO
5.75%, 7/1/34	6,075,000	7,288,846
6.758%, 7/1/34	185,585,000	242,340,605
New Jersey Turnpike Authority RB
7.414%, 1/1/40	41,065,000	57,440,079
7.102%, 1/1/41	148,277,000	200,682,540
New Valley Generation 4.929%, 1/15/21	340,287	375,297
State of California GO
7.50%, 4/1/34	203,021,000	282,109,861
7.55%, 4/1/39	200,880,000	290,386,101
7.30%, 10/1/39	116,735,000	165,112,319
7.625%, 3/1/40	103,410,000	151,457,388
7.60%, 11/1/40	56,435,000	82,461,693
State of Illinois GO
4.961%, 3/1/16	65,560,000	67,101,971
5.365%, 3/1/17	186,245,000	194,393,219
5.665%, 3/1/18	170,335,000	182,248,230
5.10%, 6/1/33	6,645,000	6,192,808

		1,929,590,957
SOVEREIGN: 0.2%
Spain Government International(c) (Spain) 4.00%, 3/6/18(b)	74,765,000	79,038,418

		3,177,832,766
MORTGAGE-RELATED: 33.7%
FEDERAL AGENCY CMO & REMIC: 3.7%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	152,429	188,229
Series 1997-2 Z, 7.50%, 6/15/27	10,461,320	11,904,950
Series 1998-2 2A, 8.708%, 8/15/27	40,663	48,175
Series 1998-1 1A, 8.212%, 3/15/28	260,397	303,949
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	476,845	529,899
Trust 1998-58 PC, 6.50%, 10/25/28	2,513,280	2,826,980
Trust 2001-69 PQ, 6.00%, 12/25/31	2,942,020	3,340,349
Trust 2002-33 A1, 7.00%, 6/25/32	2,651,707	3,032,004
Trust 2002-69 Z, 5.50%, 10/25/32	362,748	405,713
Trust 2008-24 GD, 6.50%, 3/25/37	2,792,344	3,102,690
Trust 2007-47 PE, 5.00%, 5/25/37	7,174,159	7,741,643
Trust 2009-30 AG, 6.50%, 5/25/39	15,813,095	17,243,626
Trust 2009-53 QM, 5.50%, 5/25/39	4,032,455	4,357,310
Trust 2009-40 TB, 6.00%, 6/25/39	7,575,192	8,451,970
Trust 2001-T3 A1, 7.50%, 11/25/40	144,309	169,148
Trust 2010-123 WT, 7.00%, 11/25/40	59,891,985	69,904,355
Trust 2001-T7 A1, 7.50%, 2/25/41	94,910	111,802
Trust 2001-T5 A2, 6.99%, 6/19/41	55,975	63,396
Trust 2001-T5 A3, 7.50%, 6/19/41	274,029	319,929
Trust 2001-T4 A1, 7.50%, 7/25/41	2,550,842	3,057,582
Trust 2011-58 AT, 4.00%, 7/25/41	14,019,121	14,652,786
Trust 2001-T10 A1, 7.00%, 12/25/41	2,864,457	3,336,812
Trust 2013-106 MA, 4.00%, 2/25/42	28,212,240	30,429,863
Trust 2002-90 A1, 6.50%, 6/25/42	5,842,026	6,667,662
Trust 2002-W6 2A1, 6.383%, 6/25/42	3,384,223	3,866,451
Trust 2002-W8 A2, 7.00%, 6/25/42	1,922,134	2,208,997
Trust 2002-T16 A3, 7.50%, 7/25/42	4,225,756	4,929,378
Trust 2003-W2 1A2, 7.00%, 7/25/42	8,958,313	10,421,555
Trust 2003-W4 3A, 6.537%, 10/25/42	2,801,687	3,184,316

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Trust 2012-121 NB, 7.00%, 11/25/42	$1,906,017	$2,230,008
Trust 2003-7 A1, 6.50%, 12/25/42	4,865,416	5,545,358
Trust 2003-W1 2A, 6.475%, 12/25/42	3,431,630	3,983,422
Trust 2012-133 HF, 0.537%, 12/25/42	54,421,910	54,329,719
Trust 2012-133 JF, 0.537%, 12/25/42	18,479,948	18,480,133
Trust 2012-134 FD, 0.537%, 12/25/42	1,472,238	1,473,967
Trust 2012-134 FT, 0.537%, 12/25/42	76,803,124	77,406,489
Trust 2012-148 LF, 0.487%, 1/25/43	62,409,829	61,892,451
Trust 2013-15 FA, 0.537%, 3/25/43	1,981,548	1,990,213
Trust 2013-98 FA, 0.737%, 9/25/43	51,256,220	51,758,480
Trust 2013-101 CF, 0.787%, 10/25/43	25,490,892	25,762,855
Trust 2013-101 FE, 0.787%, 10/25/43	40,654,362	41,044,482
Trust 2004-T1 1A2, 6.50%, 1/25/44	3,029,816	3,597,013
Trust 2004-W2 2A2, 7.00%, 2/25/44	165,943	187,876
Trust 2004-W2 5A, 7.50%, 3/25/44	7,678,771	8,812,372
Trust 2004-W8 3A, 7.50%, 6/25/44	5,689,856	6,639,732
Trust 2004-W14 1AF, 0.587%, 7/25/44	2,033,285	1,997,493
Trust 2004-W15 1A2, 6.50%, 8/25/44	1,267,381	1,407,525
Trust 2005-W1 1A3, 7.00%, 10/25/44	7,660,489	8,786,911
Trust 2001-79 BA, 7.00%, 3/25/45	937,320	1,094,453
Trust 2006-W1 1A1, 6.50%, 12/25/45	618,542	697,906
Trust 2006-W1 1A2, 7.00%, 12/25/45	4,550,175	5,271,947
Trust 2006-W1 1A3, 7.50%, 12/25/45	80,624	93,519
Trust 2006-W1 1A4, 8.00%, 12/25/45	5,134,497	6,127,976
Trust 2007-W10 1A, 6.297%, 8/25/47	20,563,738	23,166,593
Trust 2007-W10 2A, 6.31%, 8/25/47	5,881,021	6,647,648
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	266,011	295,297
Series 3312 AB, 6.50%, 6/15/32	4,934,195	5,572,684
Series T-41 2A, 5.904%, 7/25/32	323,953	376,222
Series 2587 ZU, 5.50%, 3/15/33	8,165,265	8,858,169
Series 2610 UA, 4.00%, 5/15/33	2,853,480	2,981,607
Series T-48 1A, 5.581%, 7/25/33	3,411,458	3,951,676
Series 2708 ZD, 5.50%, 11/15/33	31,755,462	35,724,260
Series 3204 ZM, 5.00%, 8/15/34	9,478,343	10,639,231
Series 3330 GZ, 5.50%, 6/15/37	8,061,474	8,763,145
Series 4091 JF, 0.686%, 6/15/41	35,441,306	35,657,923
Series 4120 YF, 0.536%, 10/15/42	83,044,190	82,692,497
Series 4122 FP, 0.586%, 10/15/42	43,590,326	43,612,121
Series 309 F4, 0.716%, 8/15/43	90,139,829	89,982,517
Series 311 F1, 0.736%, 8/15/43	121,361,290	122,172,740
Series 4240 FA, 0.686%, 8/15/43	20,965,078	21,187,539
Series T-51 1A, 6.50%, 9/25/43	76,000	90,200
Series 4259 FA, 0.686%, 10/15/43	36,232,306	36,555,353
Series 4281 BC, 5.378%, 12/15/43	209,428,788	229,168,917
Series 4283 DW, 5.395%, 12/15/43	126,715,000	139,460,628
Series 4283 EW, 5.233%, 12/15/43	77,420,658	85,220,247
Series 4310 FA, 0.736%, 2/15/44	3,199,487	3,233,626
Series 4319 MA, 5.533%, 3/15/44	38,337,000	42,112,619

		1,645,537,278
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 30.0%
Fannie Mae, 10 Year 6.00%, 11/1/16	505,225	517,539
Fannie Mae, 15 Year
3.50%, 8/1/26-3/1/29	815,101,059	860,638,444
4.00%, 9/1/25-5/1/29	242,961,632	259,504,896
4.50%, 3/1/29	54,522,133	58,353,759
5.00%, 9/1/25	88,581,889	95,988,156
5.50%, 1/1/18-7/1/25	240,170,659	262,474,832
6.00%, 7/1/16-3/1/23	90,927,160	98,243,139
6.50%, 5/1/16-12/1/19	8,745,657	9,053,244
7.00%, 11/1/17	14,819	15,189
7.50%, 8/1/17	183,878	187,699
Fannie Mae, 20 Year
4.00%, 9/1/30-6/1/35	2,658,509,246	2,841,571,841
4.50%, 3/1/29-1/1/34	837,538,059	908,678,375

	PAR VALUE	VALUE
Fannie Mae, 30 Year
4.50%, 6/1/36-10/1/44	$789,521,222	$855,858,482
5.00%, 7/1/37	18,971,297	20,997,510
5.50%, 2/1/33-11/1/39	314,380,253	354,388,424
6.00%, 11/1/28-2/1/39	202,684,172	232,544,217
6.50%, 12/1/32-8/1/39	87,328,616	100,630,308
7.00%, 4/1/32-2/1/39	127,997,836	150,473,934
Fannie Mae, 40 Year 4.50%, 1/1/52	15,873,833	17,009,149
Fannie Mae, Hybrid ARM
1.795%, 8/1/34	2,453,438	2,572,258
1.854%, 10/1/34	3,130,187	3,311,327
1.87%, 1/1/35	3,759,111	3,950,157
1.879%, 6/1/43	7,357,703	7,576,205
1.904%, 8/1/35	2,889,598	3,049,318
1.945%, 11/1/35	2,940,869	3,095,662
1.962%, 9/1/43	15,938,236	16,435,325
1.968%, 8/1/35	9,719,618	10,275,239
2.00%, 4/1/35	4,708,117	4,990,744
2.026%, 7/1/35	1,891,169	2,006,910
2.094%, 1/1/37	4,735,678	5,020,230
2.112%, 9/1/34	3,805,844	4,042,167
2.137%, 7/1/35	2,208,184	2,341,874
2.167%, 10/1/35	3,832,518	4,088,925
2.17%, 4/1/44	97,012,366	100,801,586
2.185%, 1/1/36	5,225,391	5,588,702
2.188%, 12/1/35	2,248,186	2,401,431
2.221%, 10/1/38	10,517,965	11,223,641
2.224%, 10/1/38	5,759,364	6,092,962
2.248%, 10/1/35	2,954,033	3,147,097
2.271%, 1/1/36	6,295,020	6,696,029
2.272%, 5/1/43	6,543,107	6,616,236
2.274%, 9/1/35	3,473,120	3,691,446
2.293%, 12/1/42	30,614,406	30,916,271
2.297%, 8/1/34	853,614	909,668
2.306%, 7/1/35	2,733,397	2,902,653
2.307%, 10/1/33	3,594,218	3,827,740
2.317%, 10/1/43	71,354,801	73,000,244
2.321%, 7/1/34	3,637,638	3,856,024
2.326%, 8/1/35	5,437,511	5,842,223
2.348%, 2/1/44	5,762,622	5,957,312
2.357%, 11/1/36-5/1/38	244,217,924	259,745,268
2.368%, 12/1/36	4,190,956	4,457,140
2.375%, 9/1/38	1,164,691	1,259,950
2.381%, 9/1/42	19,288,521	19,861,984
2.424%, 2/1/43	24,951,829	25,721,812
2.436%, 6/1/35	1,434,633	1,510,871
2.473%, 7/1/35	2,237,833	2,376,219
2.48%, 5/1/44	27,734,841	28,685,234
2.492%, 1/1/36	25,171,458	26,823,979
2.499%, 11/1/42	16,625,477	17,143,036
2.50%, 10/1/44	12,943,916	13,200,655
2.512%, 1/1/35	1,537,643	1,647,250
2.593%, 4/1/42	22,211,324	23,046,368
2.607%, 2/1/37	11,463,626	12,336,512
2.675%, 10/1/44	24,837,355	25,476,482
2.684%, 4/1/44	32,156,500	33,442,999
2.701%, 2/1/43	11,820,666	12,351,315
2.709%, 11/1/43	27,865,392	28,688,266
2.716%, 12/1/44	12,978,417	13,316,396
2.721%, 2/1/45	40,525,769	41,574,486
2.735%, 12/1/44	8,542,754	8,769,025
2.74%, 10/1/44	19,394,926	19,926,413
2.746%, 11/1/44	9,819,594	10,089,247
2.748%, 12/1/44	8,540,511	8,770,727
2.759%, 9/1/44	20,915,093	21,515,574

PAGE 8 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
2.772%, 9/1/44	$19,655,611	$20,218,920
2.778%, 10/1/44-11/1/44	37,023,156	38,083,910
2.80%, 12/1/44	62,844,145	64,655,687
2.802%, 2/1/44	11,592,068	11,958,338
2.806%, 10/1/44	66,400,349	68,390,388
2.814%, 8/1/44	20,978,799	21,607,425
2.822%, 10/1/44	37,158,235	38,284,034
2.823%, 12/1/44	29,738,604	30,616,069
2.831%, 8/1/44	55,226,527	56,934,302
2.844%, 10/1/44	22,770,111	23,471,519
2.847%, 10/1/44	25,770,659	26,561,673
2.863%, 11/1/44	35,654,041	36,769,003
2.869%, 11/1/44	34,935,009	36,012,857
2.87%, 7/1/44	31,884,444	32,916,986
2.891%, 9/1/44	67,622,313	69,820,692
2.893%, 10/1/44	11,052,639	11,402,938
2.894%, 9/1/44	9,180,604	9,476,408
2.902%, 7/1/44	22,493,098	23,246,511
2.905%, 10/1/44	19,711,007	20,335,694
2.911%, 2/1/44	18,556,762	19,210,840
2.913%, 8/1/44	13,346,446	13,780,228
2.923%, 11/1/44	35,389,957	36,538,895
2.925%, 9/1/43	14,094,271	14,609,048
2.934%, 10/1/44	43,813,191	45,259,275
2.935%, 1/1/45	27,189,379	28,073,078
2.941%, 7/1/44	17,638,930	18,236,839
2.947%, 11/1/43	23,158,828	23,828,878
2.966%, 4/1/44	13,475,214	13,958,484
2.969%, 4/1/44-11/1/44	45,303,202	46,850,021
2.975%, 10/1/44	25,719,917	26,586,907
2.977%, 7/1/44	12,696,549	13,144,158
3.003%, 9/1/44	38,763,216	40,142,500
3.022%, 8/1/44	18,175,010	18,834,251
3.049%, 5/1/44	51,756,478	53,739,118
3.212%, 4/1/44	39,677,212	41,079,741
3.233%, 10/1/38	2,684,122	2,869,029
3.454%, 7/1/41	85,004,735	90,403,931
4.114%, 12/1/39	4,701,678	4,984,249
4.958%, 4/1/38	1,007,758	1,084,962
5.031%, 5/1/38	3,544,126	3,811,664
5.146%, 8/1/37	720,150	757,784
5.315%, 6/1/39	1,590,993	1,707,524
5.536%, 11/1/37	2,249,216	2,404,545
5.596%, 4/1/37	751,866	801,436
5.621%, 7/1/36	70,453	70,921
5.878%, 12/1/36	1,668,739	1,786,147
5.892%, 8/1/37	3,889,509	4,164,983
Fannie Mae, Multifamily DUS
Trust 2014-M13 ASQ2, 1.637%, 11/25/17	63,297,237	63,979,645
Pool AL6445, 2.418%, 1/1/22	24,898,671	25,555,024
Pool AL6455, 2.613%, 11/1/21	33,108,500	34,304,375
Pool AL6028, 2.859%, 7/1/21	5,533,207	5,714,538
Pool 735745, 4.949%, 1/1/17	550	549
Pool 745629, 5.251%, 1/1/18	208,041	215,162
Pool 462084, 5.275%, 11/1/15	30,702	30,726
Pool 888559, 5.452%, 6/1/17	20,893,939	22,218,978
Pool 888015, 5.521%, 11/1/16	34,270,080	35,012,138
Pool 745936, 6.082%, 8/1/16	711,825	735,695
Freddie Mac, Hybrid ARM
1.79%, 1/1/36	3,650,986	3,865,658
1.993%, 8/1/36	4,131,729	4,349,647
2.054%, 2/1/38	13,022,090	13,782,960
2.135%, 10/1/35	4,900,394	5,208,456
2.139%, 7/1/37	11,167,513	11,893,929
2.156%, 1/1/36	4,528,280	4,841,253
2.157%, 1/1/35	2,043,520	2,168,713

	PAR VALUE	VALUE
2.189%, 3/1/37	$5,387,220	$5,736,944
2.216%, 4/1/37	1,816,587	1,928,699
2.279%, 9/1/33	9,511,146	10,130,833
2.299%, 8/1/34-1/1/37	5,828,986	6,218,630
2.305%, 8/1/35	2,454,933	2,610,153
2.329%, 9/1/35	3,754,873	4,026,376
2.33%, 6/1/38	6,717,276	7,126,415
2.336%, 5/1/37	5,320,256	5,649,667
2.347%, 4/1/37	3,169,218	3,318,083
2.37%, 8/1/35-1/1/36	14,586,931	15,598,150
2.372%, 4/1/35	1,398,232	1,497,089
2.375%, 11/1/34	1,981,215	2,115,710
2.384%, 2/1/34	7,524,941	8,041,478
2.392%, 10/1/38	3,944,015	4,204,435
2.395%, 4/1/38	10,887,641	11,578,911
2.416%, 3/1/35	1,949,054	2,068,344
2.459%, 7/1/43	12,765,431	13,373,595
2.467%, 4/1/38	12,948,838	13,877,588
2.479%, 10/1/38	1,561,076	1,661,447
2.49%, 2/1/35	1,398,563	1,500,099
2.496%, 4/1/36	6,175,510	6,570,381
2.731%, 1/1/45	26,584,735	27,237,244
2.75%, 11/1/44	34,703,061	35,601,684
2.761%, 10/1/43	5,077,655	5,233,556
2.777%, 9/1/44	20,807,067	21,376,892
2.801%, 12/1/44	8,670,307	8,901,484
2.833%, 11/1/44	13,938,125	14,333,813
2.834%, 9/1/44	23,769,822	24,458,505
2.838%, 11/1/44	27,668,669	28,472,353
2.842%, 10/1/44	12,294,839	12,653,986
2.843%, 10/1/44-1/1/45	50,813,498	52,261,841
2.849%, 10/1/44	28,098,054	28,817,745
2.877%, 12/1/44	23,638,368	24,337,692
2.893%, 6/1/44	14,837,707	15,311,684
2.911%, 12/1/44	42,382,527	43,663,196
2.912%, 11/1/44	24,191,475	24,928,959
2.917%, 2/1/44	20,035,567	20,717,135
2.918%, 8/1/44-11/1/44	31,787,686	32,784,112
2.922%, 12/1/44	37,383,450	38,536,300
2.925%, 2/1/45	36,552,762	37,658,869
2.946%, 1/1/45	35,174,554	36,271,923
2.947%, 1/1/44	12,472,281	12,913,468
2.95%, 11/1/44	20,324,068	20,970,279
2.96%, 11/1/44	59,278,805	61,176,460
2.961%, 12/1/44	20,689,393	21,347,009
2.963%, 11/1/44-1/1/45	35,803,074	36,951,651
2.969%, 9/1/44	16,669,363	17,218,632
2.976%, 11/1/44	34,982,881	36,126,180
3.003%, 11/1/44	28,449,712	29,386,016
3.016%, 10/1/44	26,090,583	26,969,247
3.023%, 7/1/44	12,395,040	12,816,229
3.03%, 5/1/44	219,847,726	227,853,644
3.039%, 10/1/44	29,991,326	31,021,259
3.043%, 7/1/44	15,537,966	16,066,116
3.045%, 8/1/44	21,097,793	21,835,138
3.082%, 4/1/44	16,912,419	17,520,781
3.094%, 6/1/44	45,988,365	47,687,980
3.112%, 8/1/44	22,692,977	23,520,040
3.137%, 4/1/44	7,854,482	8,148,470
3.151%, 1/1/44	10,812,814	11,200,599
3.596%, 6/1/41	12,744,518	13,671,946
3.73%, 9/1/41	16,410,472	17,472,707
4.796%, 6/1/38	1,457,125	1,551,988
5.209%, 5/1/38	4,799,000	5,176,979
5.447%, 11/1/39	5,886,215	6,283,415
5.778%, 1/1/38	1,987,611	2,122,384

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
6.104%, 10/1/37	$1,585,921	$1,700,467
6.178%, 12/1/36	2,307,036	2,476,164
Freddie Mac Gold, 10 Year 6.00%, 9/1/16	186,243	189,870
Freddie Mac Gold, 15 Year
4.00%, 6/1/26-6/1/27	433,345,430	462,518,553
4.50%, 3/1/25-6/1/26	28,991,571	30,980,091
5.50%, 10/1/20-12/1/24	15,288,255	16,493,702
6.00%, 8/1/16-11/1/23	30,136,256	32,774,912
6.50%, 5/1/16-9/1/18	2,528,307	2,605,569
Freddie Mac Gold, 20 Year
4.00%, 9/1/31-6/1/35	374,310,885	399,269,406
4.50%, 5/1/30-1/1/34	203,142,506	220,561,380
6.00%, 7/1/25-12/1/27	39,414,340	44,582,927
6.50%, 7/1/21-10/1/26	4,932,831	5,697,311
Freddie Mac Gold, 30 Year
4.50%, 3/1/39-8/1/44	819,866,357	887,418,112
5.50%, 3/1/34-12/1/38	110,841,916	124,580,953
6.00%, 2/1/33-2/1/39	45,742,912	52,026,989
6.50%, 12/1/32-10/1/38	26,320,422	30,177,317
7.00%, 4/1/31-11/1/38	7,446,872	8,717,432
7.90%, 2/17/21	431,737	475,304
Ginnie Mae, 30 Year
7.00%, 5/15/28	483,314	565,367
7.50%, 9/15/17-5/15/25	1,723,695	2,004,024
7.80%, 6/15/20-1/15/21	379,343	408,674
7.85%, 1/15/21-10/15/21	7,447	7,519
8.00%, 9/15/20	7,788	8,591

		13,294,095,438
PRIVATE LABEL CMO & REMIC: 0.0%(f)
GSMPS Mortgage Loan Trust Series 2004-4 1A4, 8.50%, 6/25/34 30 Year(b)	5,373,232	5,744,813

		14,945,377,529
ASSET-BACKED: 8.0%
AUTO LOAN: 1.0%
Ford Credit Auto Owner Trust
Series 2012-B A4, 1.00%, 9/15/17	10,000,000	10,016,370
Series 2014-C A3, 1.06%, 5/15/19	9,025,000	9,031,688
Series 2015-B A3, 1.16%, 11/15/19	57,115,000	57,098,951
Series 2015-1 A, 2.12%, 7/15/26(b)	200,480,000	200,415,846
Toyota Auto Receivables Owner Trust
Series 2014-B A3, 0.76%, 3/15/18	13,555,000	13,538,775
Series 2014-C A3, 0.93%, 7/16/18	100,000,000	99,934,800
Series 2015-A A3, 1.12%, 2/15/19	8,325,000	8,339,694
Series 2014-C A4, 1.44%, 4/15/20	20,975,000	21,024,081

		419,400,205
CREDIT CARD: 4.2%
American Express Master Trust
Series 2014-2 A, 1.26%, 1/15/20	10,900,000	10,912,982
Series 2014-3 A, 1.49%, 4/15/20	381,035,481	382,949,803
Series 2014-4 A, 1.43%, 6/15/20	179,201,000	179,493,277
Chase Issuance Trust
Series 2012-A8 A8, 0.54%, 10/16/17	358,637,000	358,681,471
Series 2006-A2 A2, 5.16%, 4/16/18	17,465,000	17,964,464
Series 2013-A8 A8, 1.01%, 10/15/18	11,740,000	11,752,891
Series 2014-A1 A1, 1.15%, 1/15/19	152,146,000	152,449,379
Series 2014-A6 A6, 1.26%, 7/15/19	24,285,000	24,293,913
Series 2014-A7 A7, 1.38%, 11/15/19	250,740,000	251,205,875
Series 2015-A2 A2, 1.59%, 2/18/20	366,140,000	367,943,239
Series 2015-A5 A5, 1.36%, 4/15/20	116,696,000	116,427,132

		1,874,074,426
OTHER: 2.1%
Rio Oil Finance Trust(c) (Brazil)
6.25%, 7/6/24(b)	544,912,000	535,376,040
6.75%, 1/6/27(b)	379,375,000	367,993,750

		903,369,790

	PAR VALUE	VALUE
STUDENT LOAN: 0.7%
Navient Student Loan Trust (Private Loans) Series 2014-AA A2A, 2.74%, 2/15/29(b)	$35,880,000	$36,025,673
SLM Student Loan Trust
Series 2007-3 A2, 0.287%, 10/25/17	690,811	690,512
SLM Student Loan Trust (Private Loans)
Series 2013-A A2A, 1.77%, 5/17/27(b)	58,445,000	58,060,841
Series 2012-B A2, 3.48%, 10/15/30(b)	70,720,000	73,227,095
Series 2013-C A2A, 2.94%, 10/15/31(b)	41,885,000	43,111,979
Series 2012-E A2A, 2.09%, 6/15/45(b)	14,555,000	14,656,885
Series 2012-C A2, 3.31%, 10/15/46(b)	94,748,000	98,193,416

		323,966,401

		3,520,810,822
CORPORATE: 40.4%
FINANCIALS: 14.7%
Anthem, Inc.
5.875%, 6/15/17	16,016,000	17,389,596
7.00%, 2/15/19	83,470,000	95,269,319
2.25%, 8/15/19	7,400,000	7,304,858
4.35%, 8/15/20	5,000,000	5,405,850
3.70%, 8/15/21	48,839,000	49,921,516
Bank of America Corp.
7.625%, 6/1/19	198,582,000	235,493,231
5.625%, 7/1/20	71,390,000	80,373,718
4.20%, 8/26/24	143,895,000	143,344,458
4.25%, 10/22/26	127,024,000	123,730,776
6.625%, 5/23/36(a)	240,328,000	269,557,893
Barclays PLC(c) (United Kingdom)
4.375%, 9/11/24	275,404,000	264,130,613
BNP Paribas SA(c) (France)
4.25%, 10/15/24	374,877,000	371,163,094
Boston Properties, Inc.
3.70%, 11/15/18	46,967,000	49,456,674
5.875%, 10/15/19	48,079,000	54,545,337
5.625%, 11/15/20	79,385,000	90,620,200
4.125%, 5/15/21	52,852,000	56,092,356
3.85%, 2/1/23	78,371,000	80,153,235
3.125%, 9/1/23	41,540,000	40,326,118
3.80%, 2/1/24	85,384,000	86,294,535
Capital One Financial Corp.
4.75%, 7/15/21	182,195,000	198,802,074
3.50%, 6/15/23	193,115,000	189,817,368
3.75%, 4/24/24	36,940,000	36,718,397
3.20%, 2/5/25	67,240,000	63,400,798
Cigna Corp.
4.00%, 2/15/22	62,964,000	64,816,212
7.65%, 3/1/23	6,317,000	7,868,702
7.875%, 5/15/27	33,255,000	44,189,344
8.30%, 1/15/33	8,195,000	10,375,804
6.15%, 11/15/36	88,097,000	101,335,689
5.875%, 3/15/41	14,504,000	16,449,102
5.375%, 2/15/42	54,405,000	58,212,099
Citigroup, Inc.
1.974%, 5/15/18	140,345,000	144,018,811
3.50%, 5/15/23	105,730,000	103,094,785
7.875%, 10/30/40(a)	381,543,025	396,194,277
Equity Residential
4.75%, 7/15/20	5,200,000	5,723,416
4.625%, 12/15/21	94,097,000	102,561,496
3.00%, 4/15/23	47,300,000	45,793,732
3.375%, 6/1/25	77,890,000	76,307,665

PAGE 10 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
General Electric Co.
5.50%, 1/8/20	$171,791,000	$194,591,617
4.375%, 9/16/20	72,991,000	79,407,858
4.625%, 1/7/21	75,536,000	83,085,597
4.65%, 10/17/21	79,525,000	87,057,369
Health Net, Inc.
6.375%, 6/1/17	120,854,000	127,803,105
HSBC Holdings PLC(c) (United Kingdom)
5.10%, 4/5/21	85,935,000	95,698,763
9.30%, 6/1/21	100,000	130,682
6.50%, 5/2/36	179,105,000	212,391,127
6.50%, 9/15/37	185,136,000	222,746,193
6.80%, 6/1/38	32,000,000	39,413,920
JPMorgan Chase & Co.
3.375%, 5/1/23	92,238,000	89,449,830
4.125%, 12/15/26	106,000,000	104,049,600
8.75%, 9/1/30(a)	48,438,000	68,094,625
Lloyds Banking Group PLC(c) (United Kingdom)
4.50%, 11/4/24	149,720,000	149,594,385
Navient Corp.
3.875%, 9/10/15	56,710,000	56,780,887
6.00%, 1/25/17	166,603,000	173,267,120
4.625%, 9/25/17	111,437,000	113,247,851
8.45%, 6/15/18	149,638,000	166,292,709
Royal Bank of Scotland Group PLC(c) (United Kingdom)
6.125%, 12/15/22	290,577,000	312,533,579
6.00%, 12/19/23	264,320,000	279,545,889
Unum Group
6.85%, 11/15/15(b)	10,588,000	10,809,374
7.19%, 2/1/28	11,295,000	13,444,969
7.25%, 3/15/28	25,060,000	30,829,714
6.75%, 12/15/28	8,107,000	9,826,122

		6,506,346,033
INDUSTRIALS: 24.5%
Allergan PLC(c) (Ireland)
3.00%, 3/12/20	181,325,000	181,816,753
3.80%, 3/15/25	168,760,000	165,525,546
AT&T, Inc.
3.40%, 5/15/25	66,280,000	62,931,203
8.25%, 11/15/31	190,653,000	258,094,020
6.55%, 2/15/39	59,430,000	68,077,362
5.35%, 9/1/40	59,744,000	58,631,149
4.75%, 5/15/46	74,170,000	67,146,546
Becton, Dickinson and Co.
3.734%, 12/15/24	46,675,000	46,448,626
Boston Scientific Corp.
6.00%, 1/15/20	15,690,000	17,753,047
Burlington Northern Santa Fe LLC(e)
4.70%, 10/1/19	75,445,000	83,096,481
7.57%, 1/2/21	10,543,615	11,910,342
8.251%, 1/15/21	4,301,710	4,968,372
4.10%, 6/1/21	5,820,000	6,241,758
3.05%, 9/1/22	39,535,000	39,356,895
5.943%, 1/15/23	57,582	62,543
3.85%, 9/1/23	89,340,000	92,479,229
5.72%, 1/15/24	15,820,891	17,745,139
3.75%, 4/1/24	29,682,000	30,210,696
5.342%, 4/1/24	5,231,910	5,744,376
5.629%, 4/1/24	21,177,259	23,590,344
5.996%, 4/1/24	40,418,999	46,312,089
3.442%, 6/16/28(b)	90,750,000	90,139,253
Cemex SAB de CV(c) (Mexico)
6.50%, 12/10/19(b)	138,875,000	145,777,087
7.25%, 1/15/21(b)	130,945,000	138,173,164

	PAR VALUE	VALUE
6.00%, 4/1/24(b)	$95,475,000	$94,491,607
5.70%, 1/11/25(b)	88,151,000	84,069,609
6.125%, 5/5/25(b)	60,000,000	59,202,000
Comcast Corp.
6.50%, 1/15/17	18,373,000	19,871,410
6.30%, 11/15/17	16,175,000	18,001,934
5.875%, 2/15/18	68,310,000	75,768,154
5.70%, 5/15/18	2,645,000	2,945,596
Cox Enterprises, Inc.
5.50%, 10/1/15	265,000	267,986
5.875%, 12/1/16(b)	76,215,000	80,880,806
9.375%, 1/15/19(b)	145,119,000	177,058,531
3.25%, 12/15/22(b)	147,403,000	140,342,101
2.95%, 6/30/23(b)	241,788,000	222,545,060
3.85%, 2/1/25(b)	197,601,000	189,621,081
CRH PLC(c) (Ireland)
3.875%, 5/18/25(b)	165,209,000	163,461,419
CSX Corp.
9.75%, 6/15/20	10,067,000	13,138,613
6.251%, 1/15/23	16,255,473	19,037,565
3.40%, 8/1/24	38,025,000	37,993,781
Dillard’s, Inc.
7.13%, 8/1/18	23,565,000	26,569,538
7.875%, 1/1/23	275,000	326,563
7.75%, 7/15/26	21,016,000	24,326,020
7.75%, 5/15/27	12,848,000	14,871,560
7.00%, 12/1/28	28,225,000	31,188,625
Dow Chemical Co.
8.55%, 5/15/19	156,085,000	190,177,866
4.25%, 11/15/20	12,475,000	13,294,483
3.00%, 11/15/22	24,240,000	23,290,713
7.375%, 11/1/29	58,144,000	73,165,502
9.40%, 5/15/39	135,313,000	203,086,681
5.25%, 11/15/41	12,378,000	12,585,270
Eaton Corp. PLC(c) (Ireland)
1.50%, 11/2/17	22,630,000	22,574,557
2.75%, 11/2/22	61,835,000	60,067,818
FedEx Corp.
8.00%, 1/15/19	18,050,000	21,563,396
6.72%, 7/15/23	15,813,458	18,285,102
7.65%, 7/15/24	1,990,174	2,398,160
Ford Motor Credit Co. LLC(e)
5.625%, 9/15/15	49,025,000	49,470,098
8.125%, 1/15/20	16,910,000	20,634,428
5.75%, 2/1/21	215,710,000	241,852,326
5.875%, 8/2/21	153,240,000	174,279,852
3.219%, 1/9/22	39,700,000	39,211,611
4.25%, 9/20/22	44,075,000	45,847,608
4.375%, 8/6/23	27,875,000	29,019,436
HCA Holdings, Inc.
6.50%, 2/15/16	235,325,000	242,530,651
Hewlett-Packard Co.
3.30%, 12/9/16	90,750,000	93,142,351
Kinder Morgan, Inc.
3.45%, 2/15/23	23,425,000	21,932,968
3.50%, 9/1/23	43,211,000	40,230,262
5.625%, 11/15/23(b)	49,500,000	52,590,186
4.15%, 2/1/24	47,997,000	46,412,907
4.25%, 9/1/24	13,705,000	13,328,907
4.30%, 6/1/25	182,605,000	177,002,679
6.95%, 1/15/38	40,793,000	43,719,653
6.50%, 9/1/39	1,850,000	1,891,496
5.00%, 8/15/42	50,179,000	43,515,731
5.00%, 3/1/43	58,135,000	50,563,730
5.50%, 3/1/44	50,435,000	46,955,691
5.40%, 9/1/44	54,034,000	48,925,734

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 11

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES (continued)

	PAR VALUE	VALUE
Lafarge SA(c) (France)
6.20%, 7/9/15(b)	$153,560,000	$153,490,898
6.50%, 7/15/16	126,496,000	132,504,560
Macy’s, Inc.
5.90%, 12/1/16	16,796,000	17,893,333
6.65%, 7/15/24	52,526,000	63,762,677
7.00%, 2/15/28	27,985,000	34,658,163
6.70%, 9/15/28	29,165,000	34,688,647
6.90%, 4/1/29	58,254,000	71,108,444
6.90%, 1/15/32	57,770,000	71,224,517
6.70%, 7/15/34	103,914,000	126,204,073
4.50%, 12/15/34	136,095,000	130,190,518
6.375%, 3/15/37	52,093,000	61,723,172
Naspers, Ltd.(c) (South Africa)
6.00%, 7/18/20(b)	206,034,000	223,392,364
Nordstrom, Inc.
6.95%, 3/15/28	17,107,000	21,715,985
Norfolk Southern Corp.
7.70%, 5/15/17	28,585,000	31,770,227
9.75%, 6/15/20	13,813,000	18,054,779
Reed Elsevier PLC(c) (United Kingdom)
8.625%, 1/15/19	28,613,000	34,387,590
3.125%, 10/15/22	144,337,000	140,516,400
Sprint Corp.
6.00%, 12/1/16	303,716,000	314,725,705
Telecom Italia SPA(c) (Italy)
6.999%, 6/4/18	165,232,000	181,953,478
7.175%, 6/18/19	200,711,000	225,548,986
5.303%, 5/30/24(b)	118,971,000	118,524,859
7.20%, 7/18/36	53,458,000	58,402,865
7.721%, 6/4/38	118,140,000	132,907,500
Time Warner Cable, Inc.
8.75%, 2/14/19	130,460,000	154,845,061
8.25%, 4/1/19	237,543,000	279,193,315
5.00%, 2/1/20	20,700,000	22,284,357
4.125%, 2/15/21	30,545,000	31,506,404
4.00%, 9/1/21	40,609,000	41,647,900
Time Warner, Inc.
7.625%, 4/15/31	281,417,000	365,443,895
7.70%, 5/1/32	209,171,000	274,102,489
TransCanada Corp. (c) (Canada)
5.625%, 5/20/75(a)	157,145,000	158,520,019
Twenty-First Century Fox, Inc.
6.20%, 12/15/34	7,440,000	8,610,848
6.40%, 12/15/35	34,525,000	40,732,699
6.15%, 3/1/37	31,905,000	36,782,700
6.65%, 11/15/37	79,075,000	95,945,019
6.15%, 2/15/41	40,108,000	46,425,892
Union Pacific Corp.
6.85%, 1/2/19	2,520,588	2,717,262
6.70%, 2/23/19	2,990,461	3,227,449
7.60%, 1/2/20	1,125,478	1,298,552
4.163%, 7/15/22	40,342,000	43,275,953
2.95%, 1/15/23	2,925,000	2,927,641
6.061%, 1/17/23	6,682,098	7,490,137
4.698%, 1/2/24	3,706,439	4,000,144
3.646%, 2/15/24	54,661,000	56,192,492
3.75%, 3/15/24	9,550,000	10,029,381
5.082%, 1/2/29	8,362,980	9,194,310
5.866%, 7/2/30	44,244,474	50,875,809
6.176%, 1/2/31	32,666,640	38,867,879
Verizon Communications, Inc.
4.15%, 3/15/24	66,000,000	67,652,376
3.50%, 11/1/24	169,000,000	164,135,166
4.272%, 1/15/36(b)	163,817,000	146,933,692
6.55%, 9/15/43	297,898,000	348,300,554

	PAR VALUE	VALUE
Vulcan Materials Co.
7.50%, 6/15/21	$142,484,000	$163,856,600
Xerox Corp.
6.40%, 3/15/16	72,137,000	74,817,539
7.20%, 4/1/16	25,586,000	26,751,263
6.75%, 2/1/17	62,799,000	67,638,542
2.95%, 3/15/17	1,125,000	1,152,126
6.35%, 5/15/18	106,052,000	118,130,474
5.625%, 12/15/19	87,407,000	97,743,053
4.50%, 5/15/21	63,744,000	67,643,667

		10,852,001,831
UTILITIES: 1.2%
Dominion Resources, Inc. 5.75%, 10/1/54(a)	232,036,000	241,893,121
Enel SPA(c) (Italy)
6.80%, 9/15/37(b)	153,664,000	184,722,721
6.00%, 10/7/39(b)	116,212,000	128,643,198

		555,259,040

		17,913,606,904

TOTAL DEBT SECURITIES (Cost $42,911,362,424)		$43,824,640,680

PAGE 12 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

SHORT-TERM INVESTMENTS: 0.6%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	$44,272,642	$44,272,642

REPURCHASE AGREEMENT: 0.5%
Fixed Income Clearing Corporation(d) 0.01%, dated 6/30/15, due 7/1/15, maturity value $245,890,068	245,890,000	245,890,000

TOTAL SHORT-TERM INVESTMENTS (Cost $290,162,642)		$290,162,642

TOTAL INVESTMENTS (Cost $43,201,525,066)	99.5%	$44,114,803,322
OTHER ASSETS LESS LIABILITIES	0.5%	205,531,337

NET ASSETS	100.0%	$44,320,334,659

(a)	Hybrid security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, all such securities in total represented $4,437,915,895 or 9.9% of net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(c)	Security denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by U.S. Treasury Note 1.625%, 12/31/19 and Freddie Mac 1.87%, 12/24/19. Total collateral value is $250,812,188.
(e)	Subsidiary (see below)
(f)	Rounds to 0.0%

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note— Short Position	13,407	Sep 2015	$(1,691,586,328)	$6,312,221
Long-Term U.S. Treasury Bond— Short Position	8,910	Sep 2015	(1,372,696,875)	30,778,966

				$37,091,187

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 13

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2015
ASSETS:
Investments, at value (cost $43,201,525,066)	$44,114,803,323
Cash held at broker	51,925,434
Receivable for investments sold	49,970,196
Receivable from broker for variation margin	975,844
Receivable for Fund shares sold	66,395,409
Interest receivable	351,893,593
Prepaid expenses and other assets	508,432

44,636,472,231

LIABILITIES:
Payable for investments purchased	257,660,549
Payable for Fund shares redeemed	40,261,219
Management fees payable	14,583,289
Accrued expenses	3,632,515

316,137,572

NET ASSETS	$44,320,334,659

NET ASSETS CONSIST OF:
Paid in capital	$43,332,995,464
Undistributed net investment income	8,000,471
Undistributed net realized gain	28,969,281
Net unrealized appreciation	950,369,443

$44,320,334,659

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	3,258,721,212
Net asset value per share	$13.60

STATEMENT OF OPERATIONS (unaudited)

Six Months Ended June 30, 2015
INVESTMENT INCOME:
Dividends	$13,947,176
Interest	676,560,709

690,507,885

EXPENSES:
Management fees	85,127,287
Custody and fund accounting fees	331,294
Transfer agent fees	4,897,270
Professional services	45,562
Shareholder reports	794,816
Registration fees	969,589
Trustees’ fees	118,750
Miscellaneous	178,249

92,462,817

NET INVESTMENT INCOME	598,045,068

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
Investments	66,497,635
Treasury futures contracts	(50,238,860)
Net change in unrealized appreciation/depreciation
Investments	(710,313,292)
Treasury futures contracts	99,281,392

Net realized and unrealized loss	(594,773,125)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,271,943

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
OPERATIONS:
Net investment income	$598,045,068	$841,617,395
Net realized gain	16,258,775	184,870,735
Net change in unrealized appreciation/depreciation	(611,031,900)	408,715,923

	3,271,943	1,435,204,053

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(602,266,545)	(836,624,131)
Net realized gain	(9,315,089)	(232,101,623)

Total distributions	(611,581,634)	(1,068,725,754)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	9,358,313,443	18,587,943,566
Reinvestment of distributions	492,438,873	840,852,670
Cost of shares redeemed	(4,050,044,597)	(5,321,422,005)

Net increase from Fund share transactions	5,800,707,719	14,107,374,231

Total increase in net assets	5,192,398,028	14,473,852,530

NET ASSETS:
Beginning of period	39,127,936,631	24,654,084,101

End of period (including undistributed net investment income of $8,000,471 and $12,221,948, respectively)	$44,320,334,659	$39,127,936,631

SHARE INFORMATION:
Shares sold	675,680,493	1,341,256,318
Distributions reinvested	35,948,685	61,052,395
Shares redeemed	(292,841,530)	(384,742,642)

Net increase in shares outstanding	418,787,648	1,017,566,071

PAGE 14 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Debt securities and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. All securities held by the Fund are denominated in U.S. dollars.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made

DODGE & COX INCOME FUND ▪ PAGE 15

NOTES TO FINANCIAL STATEMENTS (unaudited)

on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2015, these Treasury futures contracts had notional values ranging from 5% to 7% of net assets.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$—		$4,267,012,659
Government-Related	—		3,177,832,766
Mortgage-Related	—		14,945,377,529
Asset-Backed	—		3,520,810,822
Corporate	—		17,913,606,904
Short-term Investments
Money Market Fund	44,272,642		—
Repurchase Agreement	—		245,890,000

Total Securities	$44,272,642		$44,070,530,680

Other Financial Instruments
Treasury Futures Contracts	$37,091,187	(b)	$—

(a)

U.S. Treasury securities were transferred from Level 1 to Level 2 during the period. There were no Level 3 securities at June 30, 2015 and December 31, 2014, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation/(depreciation).

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), and Treasury futures contracts. At June 30, 2015, the cost of investments for federal income tax purposes was $43,201,570,393.

PAGE 16 ▪ DODGE & COX INCOME FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Ordinary income	$608,476,604	$864,273,705
	($0.192 per share)	($0.397 per share)

Long-term capital gain	$3,105,030	$204,452,049
	($0.001 per share)	($0.088 per share)

At June 30, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$1,216,753,603
Unrealized depreciation	(303,520,674)

Net unrealized appreciation	913,232,929
Undistributed ordinary income	33,833,196
Undistributed long-term capital gain	89,227,857
Deferred loss(a)	(48,954,787)
(a)	Represents net realized loss incurred between November 1, 2014 and December 31, 2014. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2015.

Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 5—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2015, amounted to $72,498 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2015, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,549,228,105 and $724,626,653, respectively. For the six months ended June 30, 2015, purchases and sales of U.S. government securities aggregated $5,033,894,483 and $3,258,494,857, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. There was no impact on these financial statements as a result of applying this ASU.

NOTE 8—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX INCOME FUND ▪ PAGE 17

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,		Year Ended December 31,
	2015(a)		2014	2013	2012	2011	2010

Net asset value, beginning of period	$13.78		$13.53	$13.86	$13.30	$13.23	$12.96
Income from investment operations:
Net investment income	0.19		0.39	0.42	0.48	0.55	0.57
Net realized and unrealized gain (loss)	(0.18)		0.35	(0.33)	0.56	0.07	0.35

Total from investment operations	0.01		0.74	0.09	1.04	0.62	0.92

Distributions to shareholders from:
Net investment income	(0.19)		(0.39)	(0.42)	(0.48)	(0.55)	(0.65)
Net realized gain	—		(0.10)	—	—	—	—

Total distributions	(0.19)		(0.49)	(0.42)	(0.48)	(0.55)	(0.65)

Net asset value, end of period	$13.60		$13.78	$13.53	$13.86	$13.30	$13.23

Total return	0.09%		5.48%	0.64%	7.94%	4.76%	7.17%
Ratios/supplemental data:
Net assets, end of period (millions)	$44,320		$39,128	$24,654	$26,539	$24,051	$22,381
Ratio of expenses to average net assets	0.43	%(b)	0.44%	0.43%	0.43%	0.43%	0.43%
Ratio of net investment income to average net assets	2.81	%(b)	2.89%	3.00%	3.52%	4.12%	4.26%
Portfolio turnover rate	9%		27%	38%	26%	27%	28%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at dodgeandcox.com or at sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

PAGE 18 ▪ DODGE & COX INCOME FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visiting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX INCOME FUND ▪ PAGE 19

Income Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

DODGE & COX FUNDS®

2015

Semi-Annual Report

June 30, 2015

Global Bond Fund

ESTABLISHED 2014

TICKER:  DODLX

6/15 GBF SAR       Printed on recycled paper

TO OUR SHAREHOLDERS

The Dodge & Cox Global Bond Fund had a total return of –2.1% for the six months ending June 30, 2015, compared to –3.1% for the Barclays Global Aggregate Bond Index (Barclays Global Agg). On June 30, the Fund had net assets of $74.4 million with net cash of 2.1%.

MARKET COMMENTARY

The Barclays Global Agg’s negative return was driven by foreign currency deprecation, rising interest rates, and increasing credit yield premiums. Growth in the United States accelerated and market conviction about the proximity of an interest rate hike by the Federal Reserve (Fed) strengthened, putting upward pressure on global interest rates. However, commodity prices remained subdued, and geopolitical events led to bouts of volatility. In June, a precipitous decline in Chinese equity prices and heightened fears of a Greek default and/or exit from the Eurozone weighed on global equities, credit yield premiums, and emerging market assets. Monetary policy remains a key determinant of the investment landscape, as investors dissect central bank communications for signals on impending actions. While the Fed, likely followed by the Bank of England, prepares to tighten monetary conditions, the Bank of Japan and the European Central Bank (ECB) are deeply committed to easing policies. This divergence in monetary policy is a key driver of the continued strength of the U.S. dollar, which appreciated 5.6% on a trade-weighted basis, and 8.6% and 2.3% against the euro and Japanese yen, respectively.

The U.S. economic recovery continued: market expectations are for annualized growth of 2.5% or higher over the coming quarters, despite a 0.2% decline in the first quarter that was largely attributed to “transitory” factors. The recovery appears broad-based, led by private consumption and continued improvement in labor market conditions. In the Eurozone, the economic outlook improved modestly, with mixed performance across countries; however high levels of economic slack and subdued inflation dynamics persist overall. Fueled by the ECB’s asset purchase program, European yields declined meaningfully in the first few months of the year before staging a quick reversal beginning in April, when German yields increased 90 basis points in eight weeks. Despite this bond “rout,” yields remain exceptionally low. As of June 30, 22% of European government debt had a negative yield and the 10-year German bund yield was 0.76%.

Emerging markets bonds and currencies generally performed poorly. In Brazil, the economic situation deteriorated as 2015 growth expectations were marked down to –1.5%. Despite monetary tightening to bolster the currency and fight stubbornly high inflation, the Brazilian real fell 14.4% amidst the weak outlook, as well as the corruption scandal involving government figures and Petrobras. Economies with macro imbalances and/or high commodity dependence, like Turkey and Colombia, also experienced sizeable currency depreciation. In contrast, economies where the medium-term outlook appears more promising, including India, Korea, and Mexico, have generally been more resilient.

INVESTMENT STRATEGY

The Dodge & Cox Global Bond Fund seeks attractive investments across global credit, currency, and interest rate markets, with the objective of producing a high rate of total return consistent with long-term preservation of capital. Our unique approach leverages the intensive research carried out by our research team on a wide range of global debt issuers, coupled with a rigorous macroeconomic research framework. Our portfolio is built on a bottom-up basis and benefits from the collective judgment of our seasoned investment team.

The portfolio currently features a significant weighting in credit securities (58%(a)), a high allocation to the U.S. dollar (73%) and emerging market currencies (22%), and a cautious stance toward interest rate risk (duration(b) of 3.5 years versus 6.5 for the Barclays Global Agg). The Fund enjoys a significant yield advantage over the index (4.2% versus 1.8%). Through the first half of the year, the Fund outperformed the Barclays Global Agg by 1.0%, driven by its lower exposure to interest rate risk and relative currency positioning (primarily significant underweights in the Japanese yen and the euro). Several credit holdings performed well, particularly lower-rated non-U.S. bonds, but the higher aggregate credit weighting detracted from relative returns given the sector’s poor relative performance. We remain optimistic about the Fund’s long-term return prospects.

Credit: Trending Up

A high credit allocation remains a critical aspect of our portfolio. While this allocation detracted from recent returns, we believe that current valuations are compelling, offering significant incremental yield relative to government debt and providing the opportunity for long-term price appreciation. As such, during the second quarter we increased the Fund’s corporate bond exposure from 47% to 50% by capitalizing on opportunities from increasing issuance by non-U.S. companies (49% of corporate portfolio) and accelerating M&A-related activity (e.g., Actavis/Allergan).

The Fund’s largest industry exposure is Communications (18.3% of the Fund). We have invested in a diverse group of 13 issuers domiciled in 6 different countries. Key characteristics of these investments include strong and diverse franchises with stable, recurring cash flows and management teams that have demonstrated capital discipline. A recent addition to the portfolio is MTN Group(c) (MTN), the largest African-based mobile telecom operator. Dodge & Cox equity funds have held MTN since 2010. MTN has leading positions in a diverse group of markets, consistent profitability, conservative financial policies, and low debt levels. A key risk of investing in MTN is its exposure to several challenging emerging African markets (e.g., Nigeria) but we believe this is mitigated by the aforementioned factors and a strong track record of telecom operators withstanding difficult macroeconomic and geopolitical environments.

We selectively reduced credit exposure in certain areas, including euro-denominated credits that were trading at low spread and yield levels. For example, we sold 7-year Compagnie de Saint-Gobain bonds at a yield below 1%. While we had no

PAGE 2 ▪ DODGE & COX GLOBAL BOND FUND

concerns about the company’s creditworthiness, the yield and return prospects were far less attractive than alternatives. Looking forward, we are optimistic about the total return prospects for the Fund’s credit holdings.

Currency: The Almighty Dollar

The U.S. dollar has continued its broad-based appreciation trend, despite losing some steam in the second quarter. The Fund’s significant underweights in the euro and Japanese yen, which in aggregate were 40% of the Barclays Global Agg versus 0% of the Fund at June 30, were critical drivers of relative returns. The Fund’s high U.S. dollar weighting reflects our expectation for further appreciation relative to most developed market currencies. We increased this weighting appreciably (from 61% to 73%) during the first half of the year, as we brought the Fund’s euro and Swedish krona exposure from 6% and 5%, respectively, to zero. These decisions were driven by our increasingly cautious view of the return potential for these currencies. The differentials in growth, inflation, and monetary policy between the United States and these countries are likely to put medium-term depreciation pressure on their currencies. The output gap in the Eurozone remains large (–2.3% on average), which is likely to keep the ECB dovish. Capital flows into the Eurozone may also be hampered by weak growth, low yields, and lower reserve accumulation by China and commodity exporting countries.

We have favorable long-term outlooks for several emerging market currencies, expressed through the Fund’s exposure in countries like Mexico, Brazil, and India. With respect to Mexico, we are optimistic on the potential for recent reforms to boost growth and capital inflows, as macroeconomic underpinnings remain strong and the economy benefits from accelerating U.S. activity. These positive factors should outweigh currency volatility stemming from fluctuations in global risk sentiment and lower oil prices. For Brazil, our thesis is predicated on long-term growth potential, signs of improving macroeconomic policy credibility, and double-digit yield levels that provide a strong cushion against further currency depreciation. Risks include currently faltering growth, persistently high inflation and an ongoing, high-profile corruption scandal, but the currency has already adjusted significantly. The Fund’s exposure to India reflects our positive assessment of the potential for small but broad-based structural changes to boost growth, as the economy benefits from lower oil prices and the credible implementation of monetary policy toward the attainment of new inflation targets.

Rates: The Best Offense is a Good Defense

The Fund continues to have a defensive stance vis-à-vis interest rate risk, which benefited the Fund’s relative performance. U.S. 10-year interest rates generally rose over the period but remain at historically low levels. In our opinion, rates are likely to rise further over our three- to five-year investment horizon. While the market broadly expects the Fed to raise rates starting later this year, significant questions remain around the timing, pace, and magnitude of further hikes. Pricing in the fed fund futures market still reflects an assumed rate of only 2.0% in June 2018, which we believe is low given the U.S. growth and inflation outlook.

IN CLOSING

Acknowledging that both interest rates and currencies can be volatile in the short term, we encourage shareholders to remain focused on the long term.

We have conviction that, despite recent headwinds, the Fund’s current portfolio is well positioned for the long term. Our approach is disciplined and anchored by our fundamental views, which are not swayed by sentiment, momentum, or other technical factors. We continue to find long-term opportunity in the vast global bond universe as we evaluate individual companies and countries in both developed and emerging markets.

We are particularly encouraged by the continued growth and globalization of credit markets. The number of unique global credit issuers has grown over 50% in the last five years, providing an ever-growing opportunity set within which to leverage our seasoned research team and process.

Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.

For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President

July 31, 2015

(a)	Unless otherwise specified, all weightings and characteristics are as of June 30, 2015.
(b)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(c)	The use of specific examples does not imply that they are more attractive investments than the Fund’s other holdings.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 3

YEAR-TO-DATE PERFORMANCE REVIEW

The Fund outperformed the Barclays Global Agg by 1.0 percentage points year to date.

Key Contributors to Relative Results

▪

The Fund’s relative performance benefited from significant underweights to the euro (6% versus 26% in the Barclays Global Agg) and the Japanese yen (no holdings versus 15% in the Barclays Global Agg), which depreciated 7.9% and 2.2% against the U.S. dollar, respectively.

▪	The Fund’s meaningfully lower exposure to rising interest rates (duration of 3.7 versus 6.5 for the Barclays Global Agg) added to outperformance.
▪	Security selection was positive, particularly among lower-rated credits, including Cemex, Dominion Resources, Rio Oil Finance Trust, and Telecom Italia.

Key Detractors from Relative Results

▪

The Fund’s overweight to the Swedish krona and certain Latin American currencies, including the Mexican peso and Brazilian real, detracted from relative returns as these currencies depreciated against the U.S. dollar.

▪	The Fund’s high corporate exposure detracted from returns as yield premiums rose.
▪

Certain industrial credits, including Time Warner Cable and Twenty-First Century Fox, and local government credits, including Autonomous Community of Madrid and Chicago Transit Authority, underperformed.

Unless otherwise noted, figures cited in this section denote Fund positioning at the beginning of the period.

PAGE 4 ▪ DODGE & COX GLOBAL BOND FUND

KEY CHARACTERISTICS OF DODGE & COX

Independent Organization

Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.

Over 80 Years of Investment Experience

Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.

Experienced Investment Team

The Global Bond Investment Policy Committee, which is the decision-making body for the Global Bond Fund, is a six-member committee with an average tenure at Dodge & Cox of 20 years.

One Business with a Single Research Office

Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, operating from one office in San Francisco.

Consistent Investment Approach

Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.

Long-Term Focus and Low Expenses

We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.

Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 5

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON DECEMBER 5, 2012

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2015

	1 Year	Since Inception (12/5/12)

Dodge & Cox Global Bond Fund(a)	-6.16%	0.88%
Barclays Global Aggregate Bond Index (Barclays Global Agg)	-7.10	-2.27

(a)

Expense reimbursements have been in effect for the Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower. The Fund’s returns from May 1, 2014 to December 31, 2014 and from January 1, 2015 to June 30, 2015 are as presented in the Financial Highlights.

Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

A private fund managed and funded by Dodge & Cox (the “Private Fund”) was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Barclays Global Aggregate Bond Index (Barclays Global Agg) is a widely recognized, unmanaged index of multi-currency investment-grade, debt securities.

Barclays® is a trademark of Barclays Bank PLC.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2015	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$978.70	$2.95
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.82	3.01
*	Expenses are equal to the Fund’s annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 6 ▪ DODGE & COX GLOBAL BOND FUND

FUND INFORMATION	June 30, 2015

GENERAL INFORMATION
Net Asset Value Per Share	$10.09
Total Net Assets (millions)	$74.4
30-Day SEC Yield (using net expenses)(a)(b)	3.17%
30-Day SEC Yield (using gross expenses)	2.26%
Net Expense Ratio(b)	0.60%
Gross Expense Ratio (1/1/15 to 6/30/15, annualized)	1.51%
Portfolio Turnover Rate (1/1/15 to 6/30/15, unannualized)	24%
Fund Inception	May 1, 2014
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Bond Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 20 years.

PORTFOLIO CHARACTERISTICS	Fund	Barclays Global Agg
Number of Debt Securities	111	16,860
Effective Duration (years)	3.5	6.5
Emerging Markets(c)	30.8%	5.5%

FIVE LARGEST CORPORATE ISSUERS (%)(d)	Fund
Millicom International Cellular SA	2.6
Cemex SAB de CV	2.5
Enel SPA	2.0
Imperial Tobacco Group PLC	2.0
Royal Bank of Scotland Group PLC	2.0

CREDIT QUALITY (%)(e)(f)	Fund	Barclays Global Agg
Aaa	17.5	40.7
Aa	3.9	17.3
A	18.7	26.0
Baa	42.1	16.0
Ba	11.3	0.0
B	4.4	0.0
Cash Equivalents	2.1	0.0

ASSET ALLOCATION

SECTOR DIVERSIFICATION (%)(f)	Fund	Barclays Global Agg
Government	21.3	53.6
Government-Related	7.9	13.1
Securitized	18.4	15.4
Corporate	50.3	17.9
Cash Equivalents	2.1	0.0

REGION DIVERSIFICATION (%)(c)(f)	Fund	Barclays Global Agg
United States	46.5	38.3
Latin America	22.0	1.4
Europe (excluding United Kingdom)	12.0	26.2
United Kingdom	8.7	6.5
Pacific (excluding Japan)	4.0	5.1
Africa/Middle East	2.8	0.9
Canada	1.9	3.4
Japan	0.0	15.7
Other	0.0	2.5

(a)	SEC Yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)

Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating expenses at 0.60% through April 30, 2016. The term of the agreement renews annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.

(c)

The Fund may classify an issuer in a different category than the Barclays Global Aggregate Bond Index. The Fund generally classifies a corporate issuer based on the country of incorporation of the parent company, but may designate a different country in certain circumstances.

(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation to buy, sell, or hold any particular security and is not indicative of Dodge & Cox’s current or future trading activity.

(e)

The credit quality distributions shown for the Fund and the Index are based on the middle of Moody’s, S&P’s, and Fitch ratings, which is the methodology used by Barclays in constructing its indices. If a security is rated by only two agencies, the lower of the two ratings is used. Please note the Fund applies the highest of Moody’s, S&P’s, and Fitch ratings to comply with the quality requirements stated in its prospectus. On that basis, the Fund held 9.3% in securities rated below investment grade. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

(f)	Excludes the Fund’s derivative contracts.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 7

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES: 97.9%

		PAR VALUE	VALUE
GOVERNMENT: 21.3%
Brazil Government (Brazil)
Series B, 6.00%, 8/15/20(a)	BRL	1,740,000	$1,449,884
Series F, 10.00%, 1/1/21	BRL	2,865,000	828,626
Chile Government GDN (Chile) 6.00%, 1/1/18(c)	CLP	905,000,000	1,492,318
Colombia Government (Colombia) 9.85%, 6/28/27	COP	1,600,000,000	753,565
Indonesia Government (Indonesia) 5.25%, 5/15/18	IDR	11,150,000,000	776,063
Malaysia Government (Malaysia) 3.172%, 7/15/16	MYR	2,900,000	769,682
Mexico Government (Mexico) 4.75%, 6/14/18	MXN	23,200,000	1,482,062
2.00%, 6/9/22(a)	MXN	73,347,131	4,498,612
Poland Government (Poland) 3.25%, 7/25/25	PLN	5,550,000	1,472,194
South Korea Government (South Korea) 3.00%, 12/10/16	KRW	1,530,200,000	1,397,621
U.S. Treasury Note (United States) 0.625%, 10/15/16	USD	950,000	952,153

			15,872,780
GOVERNMENT-RELATED: 7.9%
Autonomous Community of Madrid (Spain) 4.30%, 9/15/26	EUR	910,000	1,135,639
Chicago Transit Authority RB (United States) 6.20%, 12/1/40	USD	50,000	54,185
6.899%, 12/1/40	USD	1,250,000	1,440,109
Petroleo Brasileiro SA (Brazil) 7.25%, 3/17/44	USD	550,000	511,186
Petroleos Mexicanos (Mexico) 4.25%, 1/15/25(c)	USD	425,000	413,908
5.50%, 6/27/44(c)	USD	175,000	161,000
6.375%, 1/23/45	USD	485,000	500,181
State of California GO (United States) 6.20%, 3/1/19	USD	100,000	115,320
6.20%, 10/1/19	USD	325,000	378,687
State of Illinois GO (United States) 4.961%, 3/1/16	USD	400,000	409,408
5.665%, 3/1/18	USD	700,000	748,958

			5,868,581
SECURITIZED: 18.4%
Chase Issuance Trust (United States)
Series 2012-A8 A8, 0.54%, 10/16/17	USD	650,000	650,081
Series 2013-A8 A8, 1.01%, 10/15/18	USD	200,000	200,220
Series 2007-A3 A3, 5.23%, 4/15/19	USD	419,000	447,336
Series 2014-A6 A6, 1.26%, 7/15/19	USD	475,000	475,174
Fannie Mae, 15 Year (United States) 5.00%, 7/1/25	USD	44,223	47,782
Fannie Mae, 20 Year (United States)
4.50%, 5/1/31	USD	1,139,816	1,238,392
4.50%, 6/1/31	USD	302,568	328,902
4.00%, 8/1/31	USD	138,829	148,343
4.00%, 2/1/32	USD	213,654	229,385
4.00%, 10/1/34	USD	387,891	414,703

		PAR VALUE	VALUE
Fannie Mae, Hybrid ARM (United States) 2.913%, 8/1/44	USD	277,727	$286,754
2.759%, 9/1/44	USD	463,909	477,228
Ford Credit Auto Owner Trust (United States)
Series 2012-B A4, 1.00%, 9/15/17	USD	500,000	500,818
Series 2014-C A3, 1.06%, 5/15/19	USD	880,000	880,652
Freddie Mac (United States) Series 4283 EW, 5.233%, 12/15/43	USD	241,632	265,975
Freddie Mac, Hybrid ARM (United States)
3.016%, 10/1/44	USD	534,725	552,733
2.75%, 11/1/44	USD	1,426,946	1,463,896
2.731%, 1/1/45	USD	1,472,032	1,508,163
Freddie Mac Gold, 15 Year (United States) 4.00%, 8/1/25	USD	981,554	1,047,983
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	138,779	158,831
4.50%, 7/1/44	USD	656,859	709,484
Rio Oil Finance Trust (Brazil)
6.25%, 7/6/24(c)	USD	1,200,000	1,179,000
6.75%, 1/6/27(c)	USD	475,000	460,750

			13,672,585
CORPORATE: 50.3%
FINANCIALS: 15.6%
Anthem, Inc. (United States)
7.00%, 2/15/19	USD	335,000	382,355
4.35%, 8/15/20	USD	275,000	297,322
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	425,000	413,981
6.625%, 5/23/36(b)	USD	325,000	364,528
Barclays PLC (United Kingdom) 4.375%, 9/11/24	USD	800,000	767,253
BNP Paribas SA (France) 5.75%, 1/24/22	GBP	425,000	744,141
Boston Properties, Inc. (United States)
5.625%, 11/15/20	USD	850,000	970,299
4.125%, 5/15/21	USD	425,000	451,057
Citigroup, Inc. (United States) 7.875%, 10/30/40(b)	USD	655,000	680,152
Equity Residential (United States) 4.75%, 7/15/20	USD	700,000	770,460
Health Net, Inc. (United States) 6.375%, 6/1/17	USD	550,000	581,625
HSBC Holdings PLC (United Kingdom)
6.50%, 5/2/36	USD	400,000	474,339
6.50%, 9/15/37	USD	525,000	631,653
JPMorgan Chase & Co. (United States) 3.375%, 5/1/23	USD	700,000	678,840
Lloyds Banking Group PLC (United Kingdom) 4.50%, 11/4/24	USD	1,150,000	1,149,035
Navient Corp. (United States)
6.00%, 1/25/17	USD	370,000	384,800
4.625%, 9/25/17	USD	243,000	246,949
8.45%, 6/15/18	USD	125,000	138,912

PAGE 8 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

DEBT SECURITIES (continued)

		PAR VALUE	VALUE
Royal Bank of Scotland Group PLC (United Kingdom)
5.625%, 8/24/20	USD	375,000	$421,947
6.125%, 1/11/21	USD	100,000	114,644
6.125%, 12/15/22	USD	325,000	349,558
6.00%, 12/19/23	USD	550,000	581,682

			11,595,532
INDUSTRIALS: 31.7%
Allergan PLC (Ireland)
3.00%, 3/12/20	USD	275,000	275,746
3.80%, 3/15/25	USD	225,000	220,688
AT&T, Inc. (United States)
6.55%, 2/15/39	USD	500,000	572,752
4.75%, 5/15/46	USD	125,000	113,163
Canadian Pacific Railway, Ltd. (Canada) 6.25%, 6/1/18	CAD	900,000	820,066
Cemex SAB de CV (Mexico) 7.25%, 1/15/21(c)	USD	1,750,000	1,846,600
Cox Enterprises, Inc. (United States)
3.25%, 12/15/22(c)	USD	715,000	680,750
2.95%, 6/30/23(c)	USD	400,000	368,166
CRH PLC (Ireland) 3.875%, 5/18/25(c)	USD	225,000	222,620
Ford Motor Credit Co. LLC(d) (United States) 8.125%, 1/15/20	USD	825,000	1,006,706
Grupo Televisa SAB (Mexico) 8.50%, 3/11/32	USD	600,000	789,619
HCA Holdings, Inc. (United States) 6.50%, 2/15/16	USD	700,000	721,434
Hewlett-Packard Co. (United States)
2.65%, 6/1/16	USD	150,000	151,875
2.60%, 9/15/17	USD	525,000	534,404
Imperial Tobacco Group PLC (United Kingdom) 9.00%, 2/17/22	GBP	725,000	1,506,318
Kinder Morgan, Inc. (United States)
4.30%, 6/1/25	USD	100,000	96,932
6.95%, 1/15/38	USD	900,000	964,570
Macy’s, Inc. (United States)
6.70%, 9/15/28	USD	50,000	59,470
6.90%, 4/1/29	USD	75,000	91,550
6.70%, 7/15/34	USD	425,000	516,165
Millicom International Cellular SA (Luxembourg) 6.625%, 10/15/21(c)	USD	1,850,000	1,900,875
MTN Group, Ltd. (South Africa) 4.755%, 11/11/24(c)	USD	725,000	719,562
Naspers, Ltd. (South Africa) 6.00%, 7/18/20(c)	USD	1,275,000	1,382,419
Reed Elsevier PLC (United Kingdom)
8.625%, 1/15/19	USD	58,000	69,705
3.125%, 10/15/22	USD	444,000	432,247
Sprint Corp. (United States) 6.00%, 12/1/16	USD	675,000	699,469
Teck Resources, Ltd. (Canada) 6.00%, 8/15/40	USD	400,000	315,815
Telecom Italia SPA (Italy)
6.375%, 6/24/19	GBP	450,000	765,925
7.721%, 6/4/38	USD	575,000	646,875
Time Warner Cable, Inc. (United States)
8.75%, 2/14/19	USD	475,000	563,785
4.00%, 9/1/21	USD	100,000	102,558
6.75%, 6/15/39	USD	400,000	425,325

		PAR VALUE	VALUE
Time Warner, Inc. (United States)
7.625%, 4/15/31	USD	400,000	$519,434
7.70%, 5/1/32	USD	475,000	622,451
TransCanada Corp. (Canada) 5.625%, 5/20/75(b)	USD	250,000	252,187
Twenty-First Century Fox, Inc. (United States)
6.15%, 3/1/37	USD	275,000	317,042
6.65%, 11/15/37	USD	625,000	758,339
Verizon Communications, Inc. (United States)
4.272%, 1/15/36(c)	USD	375,000	336,352
6.55%, 9/15/43	USD	675,000	789,206
Vulcan Materials Co. (United States) 7.50%, 6/15/21	USD	325,000	373,750

			23,552,915
UTILITIES: 3.0%
Dominion Resources, Inc. (United States) 5.75%, 10/1/54(b)	USD	675,000	703,675
Enel SPA (Italy)
6.80%, 9/15/37(c)	USD	650,000	781,378
6.00%, 10/7/39(c)	USD	675,000	747,205

			2,232,258

			37,380,705

TOTAL DEBT SECURITIES (Cost $76,015,435)			$72,794,651

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 9

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2015

SHORT-TERM INVESTMENTS: 1.6%

		PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA U.S. Treasury Money Market Fund	USD	75,160	$75,160

REPURCHASE AGREEMENT: 1.5%
Fixed Income Clearing Corporation(e) 0.01%, dated 6/30/15, due 7/1/15, maturity value $1,099,000	USD	1,099,000	1,099,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,174,160)			$1,174,160

TOTAL INVESTMENTS (Cost $77,189,595)		99.5%	$73,968,811
OTHER ASSETS LESS LIABILITIES		0.5%	397,589

NET ASSETS		100.0%	$74,366,400

(a)	Inflation-linked
(b)	Hybrid security
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2015, all such securities in total represented $12,692,903 or 17.2% of total net assets. These securities have been deemed liquid by Dodge & Cox, investment manager, pursuant to procedures approved by the Fund’s Board of Trustees.

(d)	Subsidiary (see below)
(e)	Repurchase agreement is collateralized by U.S. Treasury Note 2.00%, 08/31/21. Total collateral value is $1,124,756.

Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries. In determining a parent company’s country designation, the Fund generally references the country of incorporation.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

GDN: Global Depositary Note

GO: General Obligation

RB: Revenue Bond

REMIC: Real Estate Mortgage Investment Conduit

BRL: Brazilian Real

CAD: Canadian Dollar

CLP: Chilean Peso

COP: Colombian Peso

EUR: Euro

GBP: British Pound

IDR: Indonesian Rupiah

INR: Indian Rupee

KRW: South Korean Won

MXN: Mexican Peso

MYR: Malaysian Ringgit

PLN: Polish Zloty

USD: United States Dollar

FUTURES CONTRACTS

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note—Short Position	56	Sep 2015	$(7,065,625)	$17,751
Long-Term U.S. Treasury Bond— Short Position	30	Sep 2015	(4,621,875)	115,305

				$133,056

CENTRALLY CLEARED INTEREST RATE SWAPS

		Contract Amount
Notional Amount	Expiration Date	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Pay Fixed/Receive Floating:
$825,000	5/6/24	2.72%	USD LIBOR 3-Month	$(28,696)
825,000	8/22/24	2.57%	USD LIBOR 3-Month	(21,152)

				$(49,848)

FORWARD CURRENCY CONTRACTS

		Contract Amount
Counterparty	Settlement Date	Receive U.S. Dollar	Deliver Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to sell EUR:
Barclays	9/9/15	1,144,874	1,025,000	$1,059

		Contract Amount
Counterparty	Settlement Date	Deliver U.S. Dollar	Receive Foreign Currency	Unrealized Appreciation/ (Depreciation)
Contracts to buy INR:
Barclays	8/19/15	759,414	48,500,000	$(4,889)
Barclays	8/19/15	613,111	39,000,000	(6,379)
Barclays	12/9/15	151,309	10,000,000	959

				$(9,250)

PAGE 10 ▪ DODGE & COX GLOBAL BOND FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 2015
ASSETS:
Investments, at value (cost $77,189,595)	$73,968,811
Unrealized appreciation on forward currency contracts	2,018
Cash held at broker	242,367
Receivable for investments sold	35,441
Receivable from broker for variation margin	2,854
Receivable for Fund shares sold	38,039
Dividends and interest receivable	947,636
Prepaid expenses and other assets	12,675

75,249,841

LIABILITIES:
Unrealized depreciation on forward currency contracts	11,268
Payable for investments purchased	435,938
Payable for Fund shares redeemed	286,690
Expense reimbursement received in advance	36,427
Accrued expenses	113,118

883,441

NET ASSETS	$74,366,400

NET ASSETS CONSIST OF:
Paid in capital	$78,444,547
Undistributed net investment income	940,826
Accumulated net realized loss	(1,862,987)
Net unrealized depreciation	(3,155,986)

$74,366,400

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	7,373,915
Net asset value per share	$10.09

STATEMENT OF OPERATIONS (unaudited)
Six Months Ended June 30, 2015
INVESTMENT INCOME:
Dividends	$25,791
Interest (net of foreign taxes of $5,735)	1,190,749

1,216,540

EXPENSES:
Management fees	174,392
Custody and fund accounting fees	13,857
Transfer agent fees	10,811
Professional services	110,815
Shareholder reports	10,489
Registration fees	80,384
Trustees’ fees	118,750
Miscellaneous	7,117

Total expenses	526,615
Expenses reimbursed by investment manager	(317,139)

Net expenses	209,476

NET INVESTMENT INCOME	1,007,064

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss
Investments	(1,533,796)
Treasury futures contracts	(39,511)
Interest rate swaps	(19,858)
Forward currency contracts	(60,832)
Foreign currency transactions	(31,982)
Net change in unrealized appreciation/depreciation
Investments	(1,314,648)
Treasury futures contracts	340,833
Interest rate swaps	17,497
Forward currency contracts	7,859
Foreign currency translation	15,103

Net realized and unrealized loss	(2,619,335)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,612,271)

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
	Six Months Ended June 30, 2015	Period Ended December 31, 2014*
OPERATIONS:
Net investment income	$1,007,064	$746,563
Net realized loss	(1,685,979)	(339,029)
Net change in unrealized appreciation/depreciation	(933,356)	(2,222,630)

	(1,612,271)	(1,815,096)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(650,780)
Net realized gain	—	—

Total distributions	—	(650,780)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	19,065,781	75,231,468
Reinvestment of distributions	—	582,706
Cost of shares redeemed	(7,776,471)	(8,658,937)

Net increase from Fund share transactions	11,289,310	67,155,237

Total increase in net assets	9,677,039	64,689,361

NET ASSETS:
Beginning of period	64,689,361	—

End of period (including undistributed net investment income of $940,826 and $(66,238)	$74,366,400	$64,689,361

SHARE INFORMATION:
Shares sold	1,861,754	7,034,774
Distributions reinvested	—	55,846
Shares redeemed	(760,081)	(818,378)

Net increase in shares outstanding	1,101,673	6,272,242

*	Period from May 1, 2014 (commencement of operations) to December 31, 2014

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL BOND FUND ▪ PAGE 11

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund1 seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Debt securities and non-exchange traded derivatives are valued based on prices received from independent pricing services which utilize both dealer-supplied valuations and pricing models. Pricing models may consider quoted prices for similar securities, interest rates, prepayment speeds, and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Interest rate swaps are valued daily based on prices received from independent pricing services, which represent the net present value of all future cash settlement amounts based on implied forward interest rates. Other financial instruments for which market quotes are readily available are valued at market value. Security values are not discounted based on the size of the Fund’s position. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value is believed to have materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good

[1]

The Fund’s predecessor, Dodge & Cox Global Bond Fund, L.L.C. (the “Private Fund”), was organized on August 31, 2012 and commenced operations on December 5, 2012 as a private investment fund that reorganized into, and had the same investment manager as, the Fund. The Fund commenced operations on May 1, 2014, upon the transfer of assets from the Private Fund. This transaction was accomplished through a transfer of Private Fund net assets valued at $10,725,688 in exchange for 1,000,000 shares of the Fund. Immediately after the transfer, the shares of the Fund were distributed to the sole owner of the Private Fund and the investment manager of the Fund, Dodge & Cox, which became the initial shareholder of the Fund.

faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has delegated authority to Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities when market quotations or market-based valuations are not readily available or are deemed unreliable. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.

Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust based on relative net assets or other expense methodologies determined by the nature of the expense.

Distributions to shareholders are recorded on the ex-dividend date.

PAGE 12 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Foreign taxes The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.

Capital gains taxes are incurred upon disposition of certain foreign securities. Capital gains taxes on appreciated securities are accrued as unrealized losses and are reflected as realized losses upon the sale of the related security.

Repurchase agreements The Fund enters into repurchase agreements, secured by U.S. government or agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Futures Contracts Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of futures contracts. Futures contracts are traded publicly and their market value changes daily. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.

The Fund has maintained short Treasury futures contracts to assist with the management of the portfolio’s interest rate exposure. During the six months ended June 30, 2015, these Treasury futures contracts had notional values ranging from 8% to 16% of net assets.

Interest rate swaps Interest rate swaps are agreements that obligate two parties to exchange a series of cash flows at specified payment dates calculated by reference to specified interest rates, such as an exchange of floating rate payments for fixed rate payments.

Upon entering into a centrally cleared interest rate swap, the Fund is required to post an amount of cash or liquid assets (referred to as initial margin) in a segregated account with the clearing broker. Subsequent payments (referred to as variation margin) to and from the clearing broker are made on a daily basis based on changes in the market value of interest rate swaps. Changes in the market value of open interest rate swaps are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on interest rate swaps are recorded in the Statement of Operations, both upon the exchange of cash flows on each specified payment date and upon the closing or expiration of the swap. Cash deposited with the clearing broker as initial margin is recorded on the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded on the Statement of Assets and Liabilities.

Investments in interest rate swaps may include certain risks including unfavorable changes in interest rates, or a default or failure by the clearing broker or clearinghouse.

The Fund entered into interest rate swaps in connection with the management of the interest rate exposure of its portfolio. During the six months ended June 30, 2015, the Fund invested in interest rate swaps with U.S. dollar notional values ranging from 2% to 3% of net assets.

Forward currency contracts A forward currency contract represents an obligation to purchase or sell a specific foreign currency at a future date at a price set at the time of the contract. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under a contract’s terms.

The values of the forward currency contracts are adjusted daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When the forward currency contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The Fund entered into forward currency contracts to increase its portfolio exposure to the Indian rupee. During the six months ended June 30, 2015, the Indian rupee forward currency contracts had U.S. dollar total values of 1% to 2% of net assets.

During the period, the Fund entered into forward currency contracts to hedge foreign currency risks associated with portfolio investments denominated in euro. These euro foreign currency contracts had U.S. dollar total values ranging from 0% to 2% of net assets during the period.

Foreign currency translation The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 13

NOTES TO FINANCIAL STATEMENTS (unaudited)

Reported realized and unrealized gain (loss) on investments includes foreign currency gain (loss) related to investment transactions.

Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference between the trade and settlement dates on securities transactions, the difference between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

▪	Level 1: Quoted prices in active markets for identical securities
▪	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, etc.)
▪	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s holdings at June 30, 2015:

Classification(a)	LEVEL 1 (Quoted Prices)		LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$—		$15,872,780
Government-Related	—		5,868,581
Securitized	—		13,672,585
Corporate	—		37,380,705
Short-term Investments
Money Market Fund	75,160		—
Repurchase Agreement	—		1,099,000

Total Securities	$75,160		$73,893,651

Other Financial Instruments
Treasury Futures Contracts	$133,056	(b)	$—
Interest Rate Swaps	—		(49,848	)(b)
Forward Currency Contracts	—		(9,250	)(b)

Total Other Financial Instruments	$133,056		$(59,098)

(a)

U.S. Treasury securities were transferred from Level 1 to Level 2 during the period. There were no Level 3 securities at June 30, 2015 and December 31, 2014, and there were no transfers to Level 3 during the period.

(b)	Represents net unrealized appreciation/(depreciation).

NOTE 3—ADDITIONAL DERIVATIVES INFORMATION

The Fund has entered into over-the-counter derivatives, such as foreign exchange forwards (each, a “Derivative”). Each Derivative is subject to a negotiated master agreement (based on a form published by the International Swaps and Derivatives Association (“ISDA”)) governing all Derivatives between the Fund and the relevant dealer counterparty. The master agreements specify (i) events of default and other events permitting a party to terminate some or all of the Derivatives thereunder and (ii) the process by which those Derivatives will be valued for purposes of determining termination payments. If some or all of the Derivatives under a master agreement are terminated because of an event of default or similar event, the values of all terminated Derivatives must be netted to determine a single payment owed by one party to the other. Some master agreements contain collateral terms requiring the parties to post collateral in respect of some or all of the Derivatives thereunder based on the net market value of those Derivatives, subject to a minimum exposure threshold. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into Derivatives only with counterparties it believes to be of good credit quality and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and liabilities that are subject to an ISDA Master Agreement in the Statement of Assets and Liabilities. The net amount for Derivatives is disclosed on the Portfolio of Investments. At June 30, 2015, no collateral is pledged or held by the Fund for Derivatives.

NOTE 4—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.60% of the average daily net assets for the fiscal periods ending December 31, 2014 and 2015.

Fund officers and trustees All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Share ownership At June 30, 2015, Dodge & Cox owned 14% of the Fund’s outstanding shares.

PAGE 14 ▪ DODGE & COX GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 5—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences at year end to reflect tax character.

Book/tax differences are primarily due to differing treatments of wash sales, net short-term realized gain (loss), foreign capital gain taxes, foreign currency realized gain (loss), Treasury futures contracts, and interest rate swaps. At June 30, 2015, the cost of investments for federal income tax purposes was $77,189,595.

Distributions during the periods noted below were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2015	Eight Months Ended December 31, 2014
Ordinary income	—	$650,780
		($0.144 per share)

Long-term capital gain	—	—

At June 30, 2015, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$42,909
Unrealized depreciation	(3,263,693)

Net unrealized depreciation	(3,220,784)
Undistributed ordinary income	1,020,415
Accumulated capital loss(a)	(1,337,287)
Capital loss carryforward(b)	(401,894)
Deferred loss(c)	(79,589)
(a)	Represents capital loss realized for tax purposes during the period from January 1, 2015 to June 30, 2015.
(b)	Represents accumulated capital loss as of December 31, 2014, which may be carried forward to offset future capital gains.

No expiration
Short-term	$140,964
Long-term	260,930

$401,894

(c)	Represents net realized loss on foreign currency incurred between November 1, 2014 and December 31, 2014. As permitted by tax regulations, the Fund has elected to treat this loss as arising in 2015.

Fund management has reviewed the tax positions for the open period applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

NOTE 6—LOAN FACILITIES

Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.

All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. The Fund’s commitment fee for the six months ended June 30, 2015, amounted to $131 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

NOTE 7—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2015, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $22,147,725 and $11,717,397, respectively. For the six months ended June 30, 2015, purchases and sales of U.S. government securities aggregated $8,888,945 and $4,540,950, respectively.

NOTE 8—ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements and similar transactions. There was no impact to these financial statements as a result of applying this ASU.

NOTE 9—SUBSEQUENT EVENTS

Fund management has determined that no material events or transactions occurred subsequent to June 30, 2015, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 15

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)	Six Months Ended June 30, 2015(a)		Period from May 1, 2014 (commencement of operations) to December 31, 2014
Net asset value, beginning of period	$10.31		$10.73
Income from investment operations:
Net investment income	0.14		0.16
Net realized and unrealized loss	(0.36)		(0.44)

Total from investment operations	(0.22)		(0.28)

Distributions to shareholders from:
Net investment income	—		(0.14)
Net realized gain	—		—

Total distributions	—		(0.14)

Net asset value, end of period	$10.09		$10.31

Total return	(2.13)%		(2.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$74		$65
Ratio of expenses to average net assets	0.60	%(b)	0.60	%(b)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.51	%(b)	2.18	%(b)
Ratio of net investment income to average net assets	2.89	%(b)	2.83	%(b)
Portfolio turnover rate	24%		36%
(a)	Unaudited
(b)	Annualized

See accompanying Notes to Financial Statements

PAGE 16 ▪ DODGE & COX GLOBAL BOND FUND

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 2-month period ending June 30 is also available at dodgeandcox.com or at www.sec.gov.

HOUSEHOLD MAILINGS

The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.

If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 17

THIS PAGE INTENTIONALLY LEFT BLANK

PAGE 18 ▪ DODGE & COX GLOBAL BOND FUND

TRUSTEES AND EXECUTIVE OFFICERS

Charles F. Pohl, Chairman and Trustee

Chairman, Dodge & Cox

Dana M. Emery, President and Trustee

Chief Executive Officer and President, Dodge & Cox

Thomas A. Larsen, Independent Trustee

Senior Counsel, Arnold & Porter LLP

Ann Mather, Independent Trustee

Former Executive Vice President, Chief Financial Officer, and Company Secretary, Pixar Studios

Robert B. Morris III, Independent Trustee

Advisory Director, The Presidio Group

Gary Roughead, Independent Trustee

Annenberg Distinguished Visting Fellow, Hoover Institution; and former U.S. Navy Chief of Naval Operations

Mark E. Smith, Independent Trustee

Former Executive Vice President and Managing Director-Fixed Income, Loomis Sayles & Company, L.P.

John B. Taylor, Independent Trustee

Professor of Economics, Stanford University; Senior Fellow, Hoover Institute; and former Under Secretary for International Affairs, United States Treasury

John A. Gunn, Senior Vice President

Former Chairman and Chief Executive Officer, Dodge & Cox

Diana S. Strandberg, Senior Vice President

Senior Vice President and Director of International Equity, Dodge & Cox

David H. Longhurst, Treasurer

Vice President and Assistant Treasurer, Dodge & Cox

Thomas M. Mistele, Secretary

Chief Operating Officer, Secretary, and Senior Counsel, Dodge & Cox

Katherine M. Primas, Chief Compliance Officer

Chief Compliance Officer, Dodge & Cox

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.

DODGE & COX GLOBAL BOND FUND ▪ PAGE 19

Global Bond Fund

dodgeandcox.com

For Fund literature, transactions, and account

information, please visit the Funds’ website.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions, and portfolio holdings as of June 30, 2015, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable for semi-annual report filings.

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a) (3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

Date	August 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst
Treasurer – Principal Financial Officer

Date	August 25, 2015